Exhibit 10.4

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

dated as of May 22, 2013

among

J. C. PENNEY CORPORATION, INC.,

J. C. PENNEY COMPANY, INC.,

EACH OF THE OTHER GRANTORS PARTY HERETO

and

GOLDMAN SACHS BANK USA,

as Collateral Agent

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8.3	Appointment Pursuant to Credit Agreement	23

SECTION 9. REMEDIES		23
9.1	Generally	23
9.2	Application of Proceeds	25
9.3	Sales on Credit	25
9.4	Investment Related Property	25
9.5	Grant of Intellectual Property License	26
9.6	Intellectual Property	26
9.7	Cash Proceeds; Deposit Accounts	28

SECTION 10. COLLATERAL AGENT		28

SECTION 11. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS		28

SECTION 12. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM		29

SECTION 13. MISCELLANEOUS		29

SCHEDULE 5.2 — COLLATERAL IDENTIFICATION

SCHEDULE 5.4 — FINANCING STATEMENTS

SCHEDULE 5.5 — LOCATION OF EQUIPMENT AND INVENTORY

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — TRADEMARK SECURITY AGREEMENT

EXHIBIT C — PATENT SECURITY AGREEMENT

EXHIBIT D — COPYRIGHT SECURITY AGREEMENT

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This PLEDGE AND SECURITY AGREEMENT, dated as of May 22, 2013 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between J. C. PENNEY COMPANY, INC., a Delaware corporation (“Holdings”), J. C. PENNEY CORPORATION, INC., a Delaware corporation (the “Borrower”), and each of the subsidiaries of Holdings or the Borrower party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (other than the Collateral Agent, each, a “Grantor”), and GOLDMAN SACHS BANK USA (“Goldman Sachs”), as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, Holdings, certain subsidiaries of the Borrower party thereto from time to time, the lenders party thereto from time to time (the “Lenders”), Goldman Sachs, as Administrative Agent and Collateral Agent, Goldman Sachs, BARCLAYS BANK PLC, J.P. MORGAN SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and UBS SECURITIES LLC, as Joint Arrangers and Joint Bookrunners, and the other agents party thereto;

WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders as set forth in the Credit Agreement, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Collateral Agent agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:

“Additional Grantor” shall have the meaning assigned in Section 7.2.

“Agreement” shall have the meaning set forth in the preamble.

“Aircraft” shall have the meaning specified for such term in 49 U.S.C. § 40102(a)(6) (but excluding any Aircraft constituting an Excluded Asset) and includes, but is not limited to, (i) each airframe and helicopter (excluding Aircraft Engines) identified in the Collateral Questionnaire or in any Aircraft and Aircraft Engine Mortgage or any schedule or supplement thereto, (ii) any replacement airframe or helicopter that may from time to time be substituted for such Aircraft (provided that at such time as a replacement airframe or helicopter shall be substituted for any Aircraft, the replaced Aircraft shall cease to be an Aircraft subject to the Lien of this Agreement) and (iii) in either case, any and all Parts that are from time to time incorporated or installed in or attached to any such Aircraft for so long as such Part is so incorporated or installed in or attached.

“Aircraft and Aircraft Engine Mortgage” means each aircraft and aircraft engine mortgage and security agreement, in form and substance reasonably satisfactory to the Collateral Agent, entered into between any Grantor and the Collateral Agent, for the benefit of the Secured Parties, as amended and in effect from time to time.

“Aircraft Collateral” means all of the following whether now existing or hereafter acquired and to the extent not constituting an Excluded Asset (a) any and all Aircraft, Aircraft Engines and Parts, (b) all appurtenances, accessions, appliances, instruments, avionics, accessories or other equipment and parts related to Aircraft, Aircraft Engines and Parts, and (c) all log books, records and other documents maintained by any Grantor with respect to the property described above (collectively, “Aircraft Log Books”) and (d) all Proceeds and products of any and all of the foregoing.

“Aircraft Engine” shall have the meaning specified for such term in 49 U.S.C. § 40102(a)(7) (but excluding any Aircraft Engine constituting an Excluded Asset) and includes, but is not limited to, (i) each of the engines identified in Schedule 5.2 or any Aircraft and Aircraft Engine Mortgage or any schedule or supplement thereto, whether or not either initially or from time to time installed on an Aircraft or any other aircraft, (ii) any replacement Aircraft Engine that may from time to time be substituted for any of such Aircraft Engines (provided that at such time as a replacement Aircraft Engine shall be substituted for any Aircraft Engine, the replaced Aircraft Engine shall cease to be an Aircraft Engine subject to the Lien of this Agreement), and (iii) in either case, any and all Parts that are from time to time incorporated or installed in or attached to any such Aircraft Engine for so long as such Part is so incorporated or installed in or attached.

“Aircraft Log Books” shall have the meaning assigned to such term in the definition of Aircraft Collateral.

“Aircraft Security Agreements” means, collectively, each Aircraft and Aircraft Engine Mortgage.

“Borrower” shall have the meaning set forth in the recitals.

“Cash Proceeds” shall have the meaning assigned in Section 9.7.

“Collateral” shall have the meaning assigned in Section 2.1 and, for the avoidance of doubt, shall exclude all Excluded Assets.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

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“Common Collateral” shall have the meaning set forth in the Intercreditor Agreement.

“Control” shall mean: (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, and (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC.

“Control Account” means any Deposit Account or Securities Account that is a “Control Account” (as defined in the ABL Credit Agreement) or otherwise is or required to be subject to the Control of the “Representative” (as defined in the Intercreditor Agreement) with respect to the ABL Credit Agreement.

“Control Agreement” shall mean an agreement, duly executed and delivered by the applicable Grantor, Collateral Agent, the “Representative” (as defined in the Intercreditor Agreement) with respect to the ABL Credit Agreement, and the depositary bank or the securities intermediary, as the case may be, with which any Deposit Account or Securities Account is maintained, in form and substance reasonably satisfactory to the Collateral Agent.

“Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in Section 957 (or any successor statute thereto) of the Internal Revenue Code, as well as any Domestic Subsidiary, substantially all of the assets of which consist of Equity Interests of one or more Controlled Foreign Corporations.

“Copyright Licenses” shall mean, to the extent not constituting an Excluded Asset, any and all license agreements and covenants not to sue with respect to any Copyright (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(I) under the heading “Copyright Licenses” (as such schedule may be amended or supplemented from time to time).

“Copyrights” shall mean, to the extent not constituting an Excluded Asset, all United States and foreign copyrights and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(I) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights corresponding thereto throughout the world.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Credit Documents” shall have the meaning set forth in the Credit Agreement.

“Excluded Asset” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.

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“FAA” means the Federal Aviation Administration or, the United States Department of Transportation, or both as the context may require, or any successors thereto.

“Federal Aviation Act” means the Federal Aviation Act of 1958, as amended from time to time and as recodified in Title 49 of the United States Code or any successor Federal statute.

“GE Agreement” shall mean that certain Amended and Restated Consumer Credit Card Program Agreement dated November 5, 2009, by and between Borrower and GE Money Bank, as in effect on the date hereof.

“Grantors” shall have the meaning set forth in the preamble.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, to the extent not constituting an Excluded Asset, all intellectual property, whether arising under the United States, multinational or foreign laws or otherwise, including without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, and Trade Secret Licenses, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Security Agreement” shall mean each intellectual property security agreement executed and delivered by the applicable Grantors, substantially in the form set forth in Exhibit B, Exhibit C and Exhibit D, as applicable.

“Intercreditor Agreement” shall have the meaning set forth in the Credit Agreement.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

“International Registry” means the international registry established pursuant to the Cape Town Convention on International Interests in Mobile Equipment and the related Aircraft Protocol.

“Investment Accounts” shall mean the Securities Accounts, Commodity Accounts and Deposit Accounts.

“Investment Related Property” shall mean, to the extent not constituting an Excluded Asset: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, and certificates of deposit.

“Lender” shall have the meaning set forth in the recitals.

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“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor or is otherwise of material value to any Grantor.

“Part” means, with respect to an Aircraft, Propeller or an Aircraft Engine, any and all appliances, equipment, parts, rotors, avionics, electronics quick engine change kits, instruments, appurtenances, accessories, furnishings, modules, components, apparatus and assemblies and any and all rotable or repairable parts and equipment of whatever nature (other than complete Aircraft Engines), in each case solely while incorporated or installed in or attached to such Aircraft, Propeller or Aircraft Engine.

“Patent Licenses” shall mean, to the extent not constituting an Excluded Asset, all license agreements or covenants not to sue with respect to any Patent (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(I) under the heading “Patent Licenses” (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean, to the extent not constituting an Excluded Asset, all United States and foreign patents and certificates of invention, or industrial property designs, and applications for any of the foregoing, including, without limitation: (i) each patent and patent application required to be listed in Schedule 5.2(I) under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part and extensions thereof, (iii) all patentable inventions described and claimed therein, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights corresponding thereto throughout the world.

“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean, to the extent not constituting an Excluded Asset, all indebtedness for borrowed money owed to any Grantor (other than to Holdings by Borrower), whether or not evidenced by any Instrument, issued by the obligors named therein, the instruments, if any, evidencing any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” shall mean, to the extent not constituting an Excluded Asset and to the extent owned by any Grantor, all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests.

“Pledged LLC Interests” shall mean, to the extent not constituting an Excluded Asset, all interests owned by any Grantor in any limited liability company and each series thereof and the certificates, if any, representing such limited liability company interests and any interest owned by any Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or

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proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.

“Pledged Partnership Interests” shall mean, to the extent not constituting an Excluded Asset, all interests owned by any Grantor in any general partnership, limited partnership, limited liability partnership or other partnership and the certificates, if any, representing such partnership interests and any interest owned by any Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.

“Pledged Stock” shall mean, to the extent not constituting an Excluded Asset, all shares of capital stock owned by any Grantor (other than shares of capital stock of the Borrower owned by Holdings), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Propeller” shall have the meaning specified for such term in 49 U.S.C. § 40102(a)(40) (but excluding any Propeller constituting an Excluded Asset) and includes, but is not limited to, (i) each of the propellers identified in Schedule 5.2 or in any Aircraft and Aircraft Engine Mortgage or any schedule or supplement thereto, whether or not either initially or from time to time installed on an Aircraft or any other aircraft; (ii) any replacement Propeller that may from time to time be substituted for any of such Propeller (provided that at such time as a replacement Propeller shall be substituted for any Propeller, the replaced Propeller shall cease to be a Propeller subject to the Lien of this Agreement); and (iii) in either case, any and all Parts that are from time to time incorporated or installed in or attached to any such Propeller for so long as such Part is so incorporated or installed in or attached.

“Receivables” shall mean, to the extent not constituting an Excluded Asset, all rights of any Grantor to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all

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credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean the Agents and the Lenders and shall include, without limitation, all former Agents and Lenders to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents or Lenders and such Obligations have not been paid or satisfied in full.

“Trademark Licenses” shall mean, to the extent not constituting an Excluded Asset, any and all license agreements or covenants not to sue with respect to any Trademark or permitting co-existence with respect to a Trademark (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(I) under the heading “Trademark Licenses” (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean, to the extent not constituting an Excluded Asset, all United States, and foreign trademarks, trade names, trade dress, Internet domain names, service marks, certification marks, logos, and other source identifiers, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(I) under the heading “Trademarks”(as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights corresponding thereto throughout the world.

“Trade Secret Licenses” shall mean, to the extent not constituting an Excluded Asset, any and all license agreements or covenants not to sue with respect to any Trade Secret (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(I) under the heading “Trade Secret Licenses” (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean, to the extent not constituting an Excluded Asset, all trade secrets and all other confidential or proprietary information and know-how, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and (iii) all other rights corresponding thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the laws of any other jurisdiction govern the perfection of, priority of, or remedies with respect to any Collateral, the Uniform Commercial Code of such jurisdiction.

“United States” shall mean the United States of America.

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1.2 Definitions; Interpretation.

(a) In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Consignee, Consignment, Consignor, Deposit Account, Document, Entitlement Order, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The incorporation by reference of terms defined in the Credit Agreement shall survive any termination of the Credit Agreement until this Agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

2.1 Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Documents;

(d) General Intangibles;

(e) Goods (including, without limitation, Inventory and Equipment);

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(f) Instruments;

(g) Insurance;

(h) Intellectual Property;

(i) Investment Related Property and Investment Accounts;

(j) Letter of Credit Rights;

(k) Money;

(l) Receivables and Receivables Records;

(m) Commercial Tort Claims now or hereafter described on Schedule 5.2;

(n) all Aircraft Collateral;

(o) to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(p) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract or agreement to which any Grantor is a party (other than contracts between or among Holdings and its subsidiaries), and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of (i) any law, rule or regulation applicable to such Grantor or any asset or property of any Grantor (with no requirement to obtain the consent of any Governmental Authority, including without limitation, no requirement to comply with the Federal Assignment of Claims Act or any similar statute), or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided however that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (i) or (ii) above; provided further that the exclusions referred to in clause (a) of this Section 2.2 shall not include any Proceeds of any such lease, license, contract or agreement unless such Proceeds also constitute Excluded Assets; (b) any assets the pledge of or granting a security interest in which would (i) violate any law, rule or regulation applicable to such Grantor (with no requirement to obtain the consent of any Governmental Authority) or (ii) require a consent, approval, or other authorization of a landlord or other third party, in the case of this subclause (ii) only, if such consent, approval or other authorization cannot be obtained after the use of commercially reasonable efforts by the Grantors (provided that there shall be no requirement to obtain the consent of any Governmental Authority); (c) Margin Stock and Equity

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Interests owned by any Grantor in any Person other than wholly-owned Subsidiaries to the extent not permitted by the terms of such Person’s Organizational Documents or the terms governing any joint ventures to which such Grantor is a party; (d) any assets of any Grantor to the extent a security interest in such assets could result in material adverse tax consequences to such Grantor (other than payment of mortgage tax, transfer tax or similar taxes related to real property collateral); (e) the Equity Interests in (and assets of) captive insurance companies, in each case owned by any Grantor; (f) any property subject to a Lien that is incurred under Section 6.2(e) of the Credit Agreement or a purchase money security interest that is permitted by the Credit Agreement, in each case to the extent a security interest in favor of the Collateral Agent in such property is prohibited by the documentation governing such Lien or purchase money security interest; (g) in any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; (h) any “intent-to-use” application for registration of a trademark or service mark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; (i) any interest of a Grantor in any “Bank Property” (as defined in the GE Agreement); (j) any Equity Interests of the Borrower owned or held by Holdings or instruments evidencing Indebtedness made by the Borrower in favor of or held by Holdings; (k) that certain Gulfstream Aerospace aircraft, serial number 1451, registered in the name of Holdings with the FAA Registry under N-number N244J, together with the Rolls-Royce aircraft engines, model number TAY 611-8 and serial numbers 18033 and 18034; (l) (x) rolling stock and (y) motor vehicles and other assets subject to certificates of title (other than Aircraft) to the extent a lien therein cannot be perfected by the filing of a UCC financing statement (or analogous procedures under applicable law in the relevant jurisdiction); (m) any assets of J. C. Penney Purchasing Corporation (Singapore) Pte Ltd. (“JCP Singapore”) and any shares of capital stock owned by any Grantor in JCP Singapore, together with the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, in the case of this clause (m), solely to the extent JCP Singapore does not conduct any business and is the process of liquidation; or (n) any Deposit Accounts specifically and exclusively used (1) for payroll, payroll taxes, workers’ compensation or unemployment compensation, pension benefits and other similar expenses to or for the benefit of any Grantor’s employees and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (2) as zero balance deposit accounts, (3) for trust or fiduciary purposes in the ordinary course of business and (4) for all taxes required to be collected or withheld (including, without limitation, federal and state withholding taxes (including the employer’s share thereof), taxes owing to any governmental unit thereof, sales, use and excise taxes, customs duties, import duties and independent customs brokers’ charges) for which any Grantor may become liable.

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the

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automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations (the “Secured Obligations”).

3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral to the same extent as if this Agreement had not been executed and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof to the same extent as if this Agreement had not been executed and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. CERTAIN PERFECTION REQUIREMENTS

4.1 Delivery Requirements.

(a) Subject to Sections 4.5 and 6.4(b), with respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the Collateral Agent the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Collateral Agent or in blank. In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests, including, without limitation, any Pledged Partnership Interests or Pledged LLC Interests, to be similarly delivered to the Collateral Agent regardless of whether such Pledged Equity Interests constitute Certificated Securities.

(b) Subject to Sections 4.5 and 6.4(b), with respect to any Instruments or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver all such Instruments or Tangible Chattel Paper to the Collateral Agent duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments or Tangible Chattel Paper having a face amount of less than $5,000,000 individually or $15,000,000 in the aggregate.

4.2 Control Requirements. Subject to Section 4.5, with respect to Deposit Accounts and Securities Accounts constituting Common Collateral, each Grantor shall use commercially reasonable efforts to enter into a Control Agreement with the Collateral Agent and each bank where such Grantor maintains or hereafter establishes any such Deposit Account or any such Securities Account, in each case that is a Control Account.

4.3 Intellectual Property Recording Requirements.

(a) Subject to Sections 4.5 and 6.4(b)(iv), in the case of any Collateral (whether now owned or hereafter acquired) consisting of issued U.S. Patents and applications

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therefor, each Grantor shall execute and deliver to the Collateral Agent a Patent Security Agreement in substantially the form of Exhibit C hereto (or a supplement thereto) covering all such Patents in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent.

(b) Subject to Sections 4.5 and 6.4(b)(iv), in the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Trademarks and applications therefor, each Grantor shall execute and deliver to the Collateral Agent a Trademark Security Agreement in substantially the form of Exhibit B hereto (or a supplement thereto) covering all such Trademarks in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent.

(c) Subject to Sections 4.5 and 6.4(b)(iv), in the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Copyrights and exclusive Copyright Licenses in respect of registered U.S. Copyrights for which any Grantor is the licensee and which are included in the Material Intellectual Property, each Grantor shall execute and deliver to the Collateral Agent a Copyright Security Agreement in substantially the form of Exhibit D hereto (or a supplement thereto) covering all such Copyrights and Copyright Licenses in appropriate form for recordation with the U.S. Copyright Office with respect to the security interest of the Collateral Agent.

4.4 Other Actions.

(a) Subject to Sections 4.5 and 6.4(b), with respect to any Pledged Partnership Interests and Pledged LLC Interests included in the Collateral, if the Grantors own less than 100% of the equity interests in any issuer of such Pledged Partnership Interests or Pledged LLC Interests, upon the request of the Collateral Agent, Grantors shall use their commercially reasonable efforts to obtain the consent of each other holder of partnership interest or limited liability company interests in such issuer to the security interest of the Collateral Agent hereunder and following an Event of Default and the exercise of remedies by the Collateral Agent in respect thereof, the transfer of such Pledged Partnership Interests and Pledged LLC Interests to the Collateral Agent or its designee, and to the substitution of the Collateral Agent or its designee as a partner or member with all the rights and powers related thereto. Each Grantor consents to the grant by each other Grantor of a Lien in all of its Investment Related Property to the Collateral Agent and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its designee following an Event of Default and the exercise of remedies by the Collateral Agent in respect thereof and to the substitution of the Collateral Agent or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

(b) Subject to Sections 4.5 and 6.4(b), with respect to any Aircraft Collateral (whether now owned or hereafter acquired) for which a recording or filing with the FAA or International Registry is required to perfect the security interest granted hereunder, each Grantor shall execute and deliver to the Collateral Agent supplements to this Agreement and Aircraft Security Agreements identifying such Aircraft Collateral by manufacturer, model, manufacturer’s serial number and U.S. registration number in appropriate form for recording with the FAA and International Registry.

4.5 Timing and Notice. With respect to any Collateral in existence on the Closing Date in which a security interest in favor of the Collateral Agent, for the benefit of the Secured

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Parties, is not perfected or delivered on the Closing Date (to the extent perfection or delivery is required under this Agreement) after the Grantors’ use of commercially reasonable efforts to do so, the Grantors shall comply with the requirements of Section 4 within ninety (90) days of the Closing Date (unless such date is extended with the consent of the Collateral Agent), and with respect to any Collateral hereafter owned or acquired by any Grantor, such Grantor shall comply with such requirements within forty-five (45) days of such Grantor acquiring rights therein (unless such date is extended with the consent of the Collateral Agent). Each year, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 5.1(b) of the Credit Agreement, each Grantor shall inform the Collateral Agent of its acquisition of any Collateral for which any action is required by Section 4 hereof (including, for the avoidance of doubt, the filing of any applications for, or the issuance or registration of, any U.S. Patents, Copyrights or Trademarks).

SECTION 5. REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants, on the Closing Date, that:

5.1 [Reserved.]

5.2 Collateral Identification, Special Collateral.

(a) all Aircraft owned or leased by any Grantor are registered pursuant to the Federal Aviation Act and Schedule 5.2 sets forth a true, complete and correct list of all such Aircraft, including manufacturer, model, manufacturer’s serial number and U.S. registration number, and indicating the holder and type of interest held in each such Aircraft and Schedule 5.2 also lists all Aircraft Engines and Propellers; and

(b) none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care-Insurance Receivables; (5) timber to be cut, or (6) satellites, ships or railroad rolling stock.

5.3 Ownership of Collateral and Absence of Other Liens.

(a) it has good and valid rights in and title to the Collateral in which it has purported to grant a security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, subject to Permitted Liens, and has full power and authority to grant to the Collateral Agent such security interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained;

(b) the Collateral is owned by the Grantors free and clear of any Lien, other than Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral except any such filings made pursuant to any documentation governing Permitted Liens, or (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, in respect of Permitted Liens; and

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(c) other than (x) the Collateral Agent, (y) the “Representative” (as defined in the Intercreditor Agreement) with respect to the ABL Credit Agreement to the extent permitted under the Intercreditor Agreement, and (z) any automatic control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account or Commodity Contract, no Person is in Control of any Collateral.

5.4 Status of Security Interest.

(a) the Collateral Questionnaire delivered on the Closing Date has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Closing Date. Subject to Section 4.5, the UCC financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral that have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent specified in the Collateral Questionnaire for filing in each governmental, municipal or other office set forth opposite such Grantor’s name (i) on the Collateral Questionnaire or (ii) as specified by notice from Borrower to the Administrative Agent or Collateral Agent, as applicable, after the Closing Date in the case of filings, recordings or registrations required by Sections 5.1(j), 5.10 and 5.13 of the Credit Agreement, are all the filings, recordings and registrations that are necessary to establish legal, valid and perfected security interests in favor of the Collateral Agent, for the benefit of the Secured Parties, having priority over all other Liens except for any Permitted Liens with respect to all Collateral in which such security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and, except in respect of certain after-acquired Collateral, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements;

(b) the security interests granted hereunder in favor of the Collateral Agent, for the benefit of the Secured Parties, constitute (i) legal and valid security interests in all the Collateral securing the payment and performance of the Obligations and (ii) subject to the filings described in Section 5.4(a) and to Section 4.5, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in any state of the United States (or any political subdivision thereof), with the United States Patent and Trademark Office, the United States Copyright Office, the Federal Aviation Administration or the International Registry, in each case pursuant to the UCC or other applicable law in the United States (or any political subdivision thereof); provided that additional actions may be required in respect of certain after-acquired Collateral. The security interest granted hereunder in favor of the Collateral Agent, for the benefit of the Secured Parties, have priority over all other Liens except for any Permitted Liens;

(c) to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in U.S. Patents, Trademarks and Copyrights and exclusive Copyright Licenses (in respect of registered U.S. Copyrights for which any Grantor is the licensee and which are included within the Material Intellectual Property) in the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder over such Intellectual Property shall constitute valid, perfected Liens having priority over all other Liens except for Permitted Liens;

(d) no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any

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Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) such as have been obtained or made and are in full force and effect, (B) the filings contemplated by clause (a) above and (C) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

(e) each Grantor is in compliance with its obligations under Section 4 hereof; and

(f) notwithstanding the foregoing, the representations and warranties set forth in this Section 5.4 as to perfection and priority of the security interests granted hereunder to the Collateral Agent, for the benefit of the Secured Parties, in Proceeds are limited to the extent provided in Section 9-315 of the Uniform Commercial Code.

5.5 Goods.

(a) other than any Inventory or Equipment in transit, being repaired, or having a value of less than $200,000.00 in the aggregate at any one time, all of the Equipment and Inventory included in the Collateral is located only at the locations specified in Schedule 5.5.

5.6 Pledged Equity Interests, Investment Related Property.

(a) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens of other Persons other than Permitted Liens which are non-consensual or created by operation of law, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests; and

(b) no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such as have been obtained.

5.7 Intellectual Property. Except as could not reasonably be expected to have a Material Adverse Effect:

(a) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 5.2(I), and, to such Grantor’s knowledge, owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims and licenses, except for Permitted Liens and the licenses set forth on Schedule 5.2(I);

(b) all applications and registrations for Material Intellectual Property of such Grantor are subsisting, in full force and effect, and have not been adjudged invalid or unenforceable and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks of such Grantor constituting Material Intellectual Property in full force and effect;

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(c) no holding, decision, ruling, or judgment has been rendered in any action or proceeding before any court or administrative authority prohibiting such Grantor’s right to register, own or use any Material Intellectual Property of such Grantor, and no action or proceeding challenging the validity or enforceability of, or such Grantor’s right to register, own, or use, any Material Intellectual Property of such Grantor is pending or, to such Grantor’s knowledge, threatened;

(d) all registrations and applications for Copyrights, Patents and Trademarks of such Grantor are standing in the name of such Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets owned by such Grantor has been licensed by such Grantor to any Affiliate or third party, except as disclosed in Schedule 5.2(I) and pursuant to other licenses that are not material to the business of any Grantor and are not otherwise of material value to any Grantor;

(e) such Grantor has not made a commitment constituting a present or future sale or transfer or similar arrangement of any Material Intellectual Property that has not been terminated or released;

(f) [reserved];

(g) such Grantor uses consistent standards of quality in the manufacture, distribution and sale of products sold and in the provision of services rendered under or in connection with all Trademarks included in the Collateral;

(h) to such Grantor’s knowledge, the conduct of such Grantor’s business does not infringe, misappropriate, dilute or otherwise violate any intellectual property rights of any other Person; no claim has been made in writing, in the past three (3) years (or earlier, if presently unresolved), that the use of any Material Intellectual Property owned or used by such Grantor (or any of its respective licensees) infringes, misappropriates, dilutes or otherwise violates the asserted rights of any other Person; and

(i) to such Grantor’s knowledge, no Person is infringing, misappropriating, diluting or otherwise violating any rights in any Material Intellectual Property owned, licensed or used by such Grantor.

5.8 Aircraft. All FAA certificates or exemptions from the requirement to possess certificates or their foreign equivalents are in full force and effect and duly issued to each Grantor that operates Aircraft governed by the FAA, and all material licenses, permits, authorizations, certificates of compliance, certificates of public convenience and necessity and other certificates (including applicable air carrier operating certificates and operations specifications issued by the FAA pursuant to the applicable regulations of the FAA) that are required by the FAA and that are necessary for the conduct of the business of the Grantor and the Subsidiaries are in full force and effect. All such FAA certificates or exemptions are not subject to proceedings for suspension, restriction, revocation or cancellation, and to the knowledge of the Grantor, no basis for such exists. No Grantor has received a notice of proposed civil penalties or hearings for noncompliance with any FAA certificates or FAA regulations. Each Aircraft is in a condition of maintenance and repair that satisfies an FAA approved maintenance program relating to the Grantor that owns or leases such Aircraft.

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SECTION 6. COVENANTS AND AGREEMENTS.

Each Grantor hereby covenants and agrees that:

6.1 Grantor Information and Status. In connection with any notices provided to the Administrative Agent pursuant to Section 5.1(j) of the Credit Agreement, upon the reasonable request by the Collateral Agent the Grantors shall execute and deliver to the Collateral Agent a completed Pledge Supplement together with all Supplements to Schedules thereto.

6.2 Commercial Tort Claims. In the event that it hereafter acquires or has any Commercial Tort Claim in excess of $5,000,000 individually or $15,000,000 in the aggregate it shall deliver to the Collateral Agent a completed Pledge Supplement together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3 Ownership of Collateral and Absence of Other Liens.

(a) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and such Grantor shall, at its own expense, take any and all commercially reasonable actions to defend title to the Collateral against all Persons and to defend the security interests granted hereunder in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral and the priority thereof against any Lien other than Permitted Liens; and

(b) at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Equipment and Inventory constituting Collateral; provided that, unless an Event of Default shall have occurred and be continuing, such schedules shall only be delivered, to the extent reasonably requested by Collateral Agent, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 5.1(b) of the Credit Agreement.

6.4 Status of Security Interest.

(a) Subject to the limitations set forth in subsection (b) of this Section 6.4, each Grantor shall maintain the security interest of the Collateral Agent hereunder in all Collateral as valid, perfected Liens having priority over all other Liens except for Permitted Liens.

(b) Notwithstanding anything to the contrary herein, no Grantor shall be required to take any action to perfect the security interests granted hereunder on (i) any Collateral that can only be perfected by (A) Control (other than to the extent required by Section 4.2), (B) foreign filings with respect to Intellectual Property, or (C) filings with registrars of motor vehicles or similar governmental authorities with respect to goods covered by a certificate of title, in each case except as and to the extent specified in Section 4 hereof, (ii) any assets (other than Aircraft Collateral) of any Grantor located outside the United States or assets (other than Aircraft Collateral) of any Grantor that require action under the laws of any jurisdiction other than the United States or any state or county thereof to perfect a security interest in such assets, including any Intellectual Property registered in any jurisdiction other than the United States, (iii) Letter of Credit rights (other than Supporting Obligations) and (iv) any assets of any Grantor in which the

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cost of perfecting a security interest therein exceeds the practical benefit to the Secured Parties afforded thereby (as reasonably determined by the Borrower and the Administrative Agent).

6.5 Goods and Receivables.

(a) it shall not deliver any negotiable Document evidencing any Equipment to any Person other than the issuer of such negotiable Document to claim the Goods evidenced therefor or the Collateral Agent;

(b) it shall maintain, at its own cost and expense, such complete and accurate records with respect to all Receivables as is in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include accounting records indicating all payments and proceeds received with respect to the Receivables; and

(c) upon the occurrence and during the continuance of any Event of Default, each of the Grantors will collect and enforce, in accordance with past practices and in the ordinary course of business, all amounts due to such Grantor under the Receivables owned by it. Such Grantor will deliver to the Collateral Agent promptly upon its reasonable request after the occurrence and during the continuance of an Event of Default duplicate invoices with respect to each Receivable owned by it, bearing such language of assignment as the Collateral Agent shall reasonably specify in connection with its exercise of remedies hereunder.

6.6 Pledged Equity Interests, Investment Related Property.

(a) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent to the extent certificated and to the extent that a security interest therein may be perfected by possession) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all dividends and distributions and all payments of interest;

(b) Voting.

(i) So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof; and

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(ii) Upon the occurrence and during the continuation of an Event of Default and upon two (2) Business Days prior written notice from the Collateral Agent to such Grantor of the Collateral Agent’s intention to exercise such rights:

(1)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)	in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 8.1.

6.7 Intellectual Property.

(a) it shall not do any act or omit to do any act whereby any of the Material Intellectual Property may lapse, or become abandoned or cancelled, or dedicated to the public, in each case, except as shall be consistent with commercially reasonable business judgment and except as could not reasonably be expected to result in a Material Adverse Effect;

(b) it shall not, with respect to any Trademarks constituting Material Intellectual Property, fail to maintain the level of the quality of products sold and services rendered under any such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and such Grantor shall adequately control the quality of goods and services offered by any licensee of its Trademarks to maintain such standards, in each case except as could not reasonably be expected to have a Material Adverse Effect; and

(c) it shall promptly notify the Collateral Agent if it knows or becomes aware that any item of Material Intellectual Property may become subject to any judicial or administrative adverse determination regarding such Grantor’s right to own, register or use or the validity or enforceability of such item of Intellectual Property (including the institution of any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court), in each case except as could not reasonably be expected to have a Material Adverse Effect.

6.8 Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral in accordance with the requirements set forth in Section 5.5 of the Credit Agreement. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including

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reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

6.9 Aircraft Collateral. (a) Each Grantor shall comply on a timely basis with all re-registration requirements promulgated by the FAA including, without limitation, those set forth at 14 CFR Part 47, Docket No, FAA-2008-0188.

(b) Each Grantor agrees that it will maintain, service, repair, overhaul and test the Aircraft so as to keep the Aircraft in such operating condition as is necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing under the Federal Aviation Act, and maintain or cause to be maintained all Aircraft Log Books and other materials required to be maintained with respect to the Aircraft by the FAA or any other Governmental Authority having jurisdiction over such Aircraft.

(c) Each Grantor agrees that it will not register any Aircraft Collateral under the laws of any foreign nation.

SECTION 7. FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1 Further Assurances.

(a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary under applicable law, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i) file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property (other than any Intellectual Property in a foreign jurisdiction) and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby, including, without limitation, filing with the FAA and/or the International Registry such documents as may be necessary or advisable to perfect, confirm, continue, enforce or protect the security interests granted hereunder by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party;

(ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any U.S. Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, and the various Secretaries of State, if applicable;

(iii) at any time following the occurrence and during the continuance of an Event of Default, upon request by the Collateral Agent, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; provided that no Grantor shall be required to permit the inspection of any document, information or other matter (x) in respect of which disclosure to

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Administrative Agent, Collateral Agent or any Secured Party (or their respective representatives or contractors) is prohibited by law or any bona fide binding agreement or (y) is subject to attorney-client or similar privilege or constitutes attorney work product; provided that each Grantor will make available redacted versions of requested documents or, if unable to do so consistent with the preservation of such privilege, endeavor in good faith otherwise to disclose information responsive to the requests of Collateral Agent in a manner that will protect such privilege;

(iv) at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral; and

(v) furnish the Collateral Agent with such information regarding the Collateral, including, without limitation, the location thereof, as the Collateral Agent may reasonably request from time to time.

(b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Collateral Agent herein; provided that the Grantors shall not have any obligation to perfect any security interest or lien, or record any notice thereof, in any Intellectual Property in any jurisdiction other than the U.S. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect.

7.2 Additional Grantors. From time to time subsequent to the date hereof, and to the extent required or permitted pursuant to the terms of the Credit Agreement, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement. Upon delivery of any such Pledge Supplement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

8.1 Power of Attorney. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation, the following:

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(a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

(b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e) to prepare and file any UCC financing statements against such Grantor as debtor;

(f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property in the name of such Grantor as debtor; provided that the Grantors shall not have any obligation to perfect any security interest or lien, or record any notice thereof, in any Intellectual Property in any jurisdiction other than the U.S.;

(g) upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.2 of the Credit Agreement or this Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment reasonably made or any expense reasonably incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph (g) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Credit Documents. The Collateral Agent will give notice to Borrower of any exercise of the Collateral Agent’s rights or powers pursuant to this paragraph (g); provided that any failure to give or delay in giving such notice shall not operate as a waiver of, or preclude any other or further exercise of, such rights or powers or the exercise of any other right or power pursuant to this Agreement; and

(h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal, subject, in each case, to the terms of any applicable agreements, with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all

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purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2 No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or material breach of the express terms hereof. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, to the same extent as if the security interests granted hereunder had not been granted to the Collateral Agent in the Collateral.

8.3 Appointment Pursuant to Credit Agreement. The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The rights, duties, privileges, immunities and indemnities of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement.

SECTION 9. REMEDIES.

9.1 Generally.

(a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties; provided that no Grantor shall be required to permit the inspection of any document or information (x) in respect of which disclosure to Administrative Agent, Collateral Agent or any Secured Party (or their respective representatives or contractors) is prohibited by law or any bona fide binding agreement or (y) is subject to attorney-client or similar privilege or constitutes attorney work product; provided that each Grantor will make available redacted versions of requested documents or, if unable to do so consistent with the preservation of such privilege, endeavor in good faith otherwise to disclose information responsive to the requests of Collateral Agent in a manner that will protect such privilege;

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(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent reasonably deems appropriate; and

(iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose, subject, in each case, to the terms of any applicable agreements, of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b) The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. For the avoidance of doubt, each of the Grantors and each of the Secured Parties, by their acceptance of the benefits of this Agreement, agree, to the fullest extent permitted by applicable law, that the Collateral Agent shall have the right to “credit bid” any or all of the Secured Obligations in connection with any sale or foreclosure proceeding in respect of the Collateral, including without limitation, sales occurring pursuant to Section 363 of the Bankruptcy Code or included as part of any plan subject to confirmation under Section 1129(b)(2)(A)(iii) of the Bankruptcy Code. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that routinely provide for the auction of assets of the types included in the Collateral or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that

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the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Collateral Agent hereunder.

(c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

9.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement and subject to the Intercreditor Agreement, all proceeds received by the Collateral Agent in the event that an Event of Default shall have occurred and be continuing and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1 of the Credit Agreement and in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral or any other “Collateral” (as defined in the Credit Agreement) (including, without limitation, any distribution in respect of a secured claim in any proceeding under any Debtor Relief Law) shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all reasonable costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Secured Parties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of the applicable Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

9.3 Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

9.4 Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own

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account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5 Grant of Intellectual Property License.

For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Section 9 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, a non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of trademarks and service marks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such trademarks and service marks, to use, license or sublicense, to the extent permitted under the licenses granting such Grantor rights therein, any intellectual property now owned or licensed or hereafter acquired, developed or created by such Grantor, wherever the same may be located; provided that (i) such license shall be subject to the rights of any licensee under any exclusive license granted prior to such Event of Default, to the extent such license is a Permitted Lien, and (ii) to the extent the foregoing license is a sublicense of such Grantor’s rights as licensee under any third party license, the license to the Collateral Agent shall be in accordance with any limitations in such third party license.

9.6 Intellectual Property.

(a) Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property rights of such Grantor, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 12 hereof in connection with the exercise of its rights under this Section 9.6, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property rights as provided in this Section 9.6, each Grantor

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agrees, at the Collateral Agent’s request, to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing, misappropriating, diluting or otherwise violating as shall be necessary to prevent such infringement, misappropriation, dilution or other violation;

(ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property included in the Collateral and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any other Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, any such Intellectual Property;

(iv) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with any Trademarks or Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of any Intellectual Property of such Grantor, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1)	all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.7 hereof; and

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(2)	Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to any Intellectual Property of such Grantor shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

9.7 Cash Proceeds; Deposit Accounts. Subject to the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, the Collateral Agent may give any notice of exclusive control or similar notice for any Control Account and apply the balance from any Control Account, or instruct the bank at which any Control Account is maintained to pay the balance of any Control Account, to or for the benefit of the Collateral Agent to be applied in accordance with the terms of this Agreement and the Credit Agreement.

SECTION 10. COLLATERAL AGENT.

The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. The provisions of the Credit Agreement relating to the Collateral Agent including, without limitation, the provisions relating to resignation or removal of the Collateral Agent and the powers and duties and immunities of the Collateral Agent are incorporated herein by this reference and shall survive any termination of the Credit Agreement.

SECTION 11. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

This Agreement shall create a continuing security interest in the Collateral, shall remain in full force and effect until the payment in full of all Secured Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the cancellation or termination of the Commitments, and shall be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent

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hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the cancellation or termination of the Commitments, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments and/or releases and/or reassignments of Intellectual Property included in the Collateral in the form appropriate for recording in the U.S. Patent and Trademark Office, U.S. Copyright Office, and other applicable Intellectual Property registry where the Collateral Agent’s security interest may have been recorded, to evidence such termination. Upon any disposition of property permitted by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. In addition, the Collateral shall be released or subordinated as provided in Sections 9.8(c), (d) and (f) and 7.12 of the Credit Agreement. The Collateral Agent shall, at the applicable Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as such Grantor shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.

SECTION 12. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 13. MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.5 of the Credit Agreement; provided, however, that (i) schedules to this Agreement may be supplemented or amended at any time by any Grantor through Pledge Supplements (but no other existing provisions of this Agreement may be modified and no Collateral may be released (except as provided in Section 11 hereof), in each case solely through

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Pledge Supplements) and (ii) schedules to the Collateral Questionnaire may be supplemented or amended at any time by any Grantor by written notice thereof to Collateral Agent. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and the Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between the Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADINGS “CONSENT TO JURISDICTION” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE CREDIT AGREEMENT.

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement in respect of the Common Collateral and the exercise of any right or remedy by the Collateral Agent hereunder in respect of the Common Collateral, in each case, with respect to such Common Collateral are subject to the limitations and provisions of the Intercreditor Agreement. In the event of any inconsistency

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between the terms or conditions of this Agreement (other than Section 2) and the terms and conditions of the Intercreditor Agreement, the terms and conditions of the Intercreditor Agreement shall control.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

J. C. PENNEY COMPANY, INC., as Grantor

By:	/s/ Kenneth Hannah
Name: Kenneth Hannah
Title: Executive Vice President and Chief Financial Officer

J. C. PENNEY CORPORATION, INC., as Grantor

By:	/s/ Kenneth Hannah
Name: Kenneth Hannah
Title: Executive Vice President and Chief Financial Officer

J. C. PENNEY PURCHASING CORPORATION, as Grantor

By:	/s/ Windon Chau
Name: Windon Chau
Title: VP, Treasurer

JCP REAL ESTATE HOLDINGS, INC., as Grantor

By:	/s/ Windon Chau
Name: Windon Chau
Title: VP, Treasurer

J. C. PENNEY PROPERTIES, INC., as Grantor

By:	/s/ Windon Chau
Name: Windon Chau
Title: VP, Treasurer

Pledge and Security Agreement

GOLDMAN SACHS BANK USA, as Collateral Agent

By:	/s/ Sean Gilbride
Authorized Signatory

Pledge and Security Agreement

SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INTELLECTUAL PROPERTY

(A)	Copyrights

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
J.C. Penney Company, Inc.	JC Penney today.	CSN0079730 1988	TX0002435333
The Forum Corporation of North America & J. C. Penney	Customer focused selling program—J C Penney : J C Penney face-to-face.		TX0001754461 1985
J.C. Penney & Riddle Manufacturing, Inc.	Alaska : no. AK0003.		VA0000671037 1994
J.C. Penney Company, Inc.	Penney News / editor-in-chief, Robert M. Fisher … [et al.].	CSN0005887 1978	TX0000050687 TX0000109454 TX0000089924 TX0000092886 TX0000094856 TX0000091394 TX0000119494 TX0000140920
J.C. Penney Company, Inc.	Penney News / editor-in-chief, Robert M. Fisher … [et al.].	CSN0005887 1977	TX0000045393
J.C. Penney Company, Inc.	Penney News / editor-in-chief, Robert M. Fisher … [et al.].	CSN0005888 1978	TX0000063293 TX0000109453 TX0000089925 TX0000096126 TX0000094855 TX0000091393 TX0000119496 TX0000140919
J.C. Penney Company, Inc.	Penney News / editor-in-chief, Robert M. Fisher … [et al.].	CSN0005888 1977	TX0000045394 TX0000045392
J.C. Penney Company, Inc.	Penney News / regional editor (Southeastern), Lawrence J. Gavrich … [et al.].	CSN0005889 1978	TX0000063294
J.C. Penney Company, Inc.	Penney News / regional editor (Southeastern), Lawrence J. Gavrich … [et al.].	CSN0005889 1977	TX0000045395 TX0000045391
J.C. Penney Company	Financial services report : a publication for J C Penney financial services management associates.	CSN0049824 1983	TX0001135652
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1997	TX0004492394 TX0004492392 TX0004492391 TX0004492393

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1996	TX0004283408 TX0004283410 TX0004283409 TX0004361805 TX0004361806 TX0004361807 TX0004361621 TX0004492396 TX0004492397 TX0004492395
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1995	TX0004149562 TX0004149563 TX0004182864 TX0004182863 TX0004182865
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1994	TX0003987051 TX0003987053 TX0003987052 TX0003987049 TX0003987050
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1993	TX0003573858 TX0003831167 TX0003831166 TX0003831165 TX0003831164 TX0003831163 TX0003831162
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1992	TX0003285446 TX0003340775 TX0003305190 TX0003340776 TX0003350308 TX0003573861 TX0003573860 TX0003573859
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1985	TX0001590281 TX0001568875 TX0001568874 TX0001600415 TX0001608027 TX0001637323 TX0001636563 TX0001682222 TX0001725541
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1984	TX0001273193 TX0001337445 TX0001332883 TX0001361149 TX0001381753 TX0001392894

2

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
TX0001431122 TX0001445020 TX0001483686
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1983	TX0001075753 TX0001086624 TX0001108023 TX0001134070 TX0001154020 TX0001171088 TX0001186527 TX0001208358 TX0001242509 TX0001311069
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1982	TX0000856581 TX0000898569 TX0000928379 TX0000942307 TX0000963522 TX0000999790 TX0000999791 TX0000995089 TX0001012728 TX0001029488 TX0001056289
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1981	TX0000708278
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1980	TX0000415866 TX0000463002 TX0000525370 TX0000541400 TX0000731302 TX0000595966
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1979	TX0000189229 TX0000194240 TX0000223414 TX0000240274 TX0000267587 TX0000306430 TX0000323105 TX0000337145 TX0000363388
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1978	TX0000063664 TX0000090829 TX0000089308 TX0000095743 TX0000129914 TX0000059548 TX0000087983 TX0000117829

3

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
TX0000133927 TX0000149392 TX0000165203
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1977	TX0000040488
J.C. Penney Company, Inc.	JC Penney financial services : a quarterly newsletter / Robert M. Fisher, editor].	CSN0011561 1980
J.C. Penney Company, Inc.	JC Penney financial services : a quarterly newsletter / Robert M. Fisher, editor].	CSN0011561 1979	TX0000225136 TX0000389100
J.C. Penney Company, Inc.	JC Penney financial services : a quarterly newsletter / Robert M. Fisher, editor].	CSN0011561 1978	TX0000095714 TX0000153612
J.C. Penney Company, Inc.	JC Penney today.	CSN0011562 1978	TX0000153614 TX0000176284
J.C. Penney Company, Inc.	JC Penney today / [editor-in-chief, Robert M. Fisher … et al.].	CSN0011562 1980	TX0000411190 TX0000433111 TX0000531120 TX0000443269 TX0000496800 TX0000537503 TX0000537506
J.C. Penney Company, Inc.	JC Penney today / [editor-in-chief, Robert M. Fisher … et al.].	CSN0011562 1979	TX0000197108 TX0000224532 TX0000267257 TX0000307939 TX0000307940 TX0000328012 TX0000340409 TX0000356323 TX0000377557
J.C. Penney Company, Inc.	JC Penney today.	CSN0011563 1978	TX0000153613 TX0000176285
J.C. Penney Company, Inc.	JC Penney today / [editor-in-chief, Robert M. Fisher … et al.].	CSN0011563 1980	TX0000411105 TX0000433113 TX0000443268 TX0000496801 TX0000537504
J.C. Penney Company, Inc.	JC Penney today / [editor-in-chief, Robert M. Fisher … et al.].	CSN0011563 1979	TX0000197107 TX0000224533 TX0000267256 TX0000307942 TX0000307941 TX0000328013 TX0000340408 TX0000356324 TX0000377558
J.C. Penney Company, Inc.	Penney news.	CSN0012844 1978	TX0000119497

4

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
J.C. Penney Company, Inc.	Penney news.	CSN0012845 1978	TX0000119495
J.C. Penney Company, Inc.	PenneyPAC report : a special suppl. of the J. C. Penney management rept. for profit-sharing associates / [prepared for the company’s Political Action Committee (PenneyPAC) …].	CSN0056900 1984	TX0001364311
J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1993	TX0003576922
J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1992	TX0003576921
J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1991	TX0003204670 TX0003200201
J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1990	TX0003062887
J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1989	TX0002545444 TX0002701839
J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1988	TX0002446617
J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1987	TX0002089154
J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1986	TX0001819508 TX0001911516
J.C. Penney Company, Inc.	Pennsylvania PenneyPAC newsline.	CSN0088113 1990	TX0002793806
J.C. Penney Company, Inc.	Focus 2000 : visions of diversity at J. C. Penney.	CSN0108046 1994	TX0003824889 TX0003929012 TX0003895531
J.C. Penney Company, Inc.	Focus 2000 : visions of diversity at J. C. Penney.	CSN0108046 1993	TX0003824885 TX0003824886 TX0003824887 TX0003824888
J.C. Penney Company, Inc.	1900—the year time changed / written & produced by Mary P. Manilla.		PA0000125220 1978
J.C. Penney Company, Inc.	Fashion comes to life.		PA0000498103 1990
J.C. Penney Company, Inc.	Jobs for Connecticut’s future / producers, Peter Foley, Margaret Gardiner, B. L. Harman, Laura Shuler ; directed by Doug Snyder.		PAu000831411 1986

5

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
J.C. Penney Company, Inc.	Jobs for Connecticut’s future.		PAu000831413 1986
J.C. Penney Company, Inc.	Holiday I.		PAu001694180 1992
J.C. Penney Company, Inc.	Holiday II.		PAu001694183 1992
J.C. Penney Company, Inc.	Seven days.		PAu001694187 1992
J.C. Penney Company, Inc.	Decoration.		PAu001694189 1992
J.C. Penney Company, Inc.	Service.		PAu001694190 1992
J.C. Penney Company, Inc.	Running : getting started / written by Allen Selner [i.e. Allen J. Selner] ; foreword by Bill Toomey for J. C. Penney ; [designed and illustrated by Ed Tadiello].		TX0000345271 1979
J.C. Penney Company, Inc.	Let’s write well : memos & letters / by Louise Lytle Patterson.		TX0000965543 1982
J.C. Penney Company, Inc.	JC Penney general management position questionnaire.		TX0001727407 1985
J.C. Penney Company, Inc.	J.C. Penney Company, Inc., a century of timeless values / Vanessa Castagna.		TX0005609330 2002
J.C. Penney Company, Inc.	Runners clinic manual.		TXu000027428 1979
J.C. Penney Company, Inc.	JC Penney affirmative action program : equal employment opportunity.		TXu000213033 1984
J.C. Penney Company, Inc.	JC Penney retail/catalog packaging manual for import merchandise.		TXu000289091 1987
J.C. Penney Company, Inc.	Country borders.		VAu000068800 1983
J.C. Penney, Inc.	Advanced focus report generation.		TX0002847950 1990
J.C. Penney, Inc.	Focus databases.		TX0002847951 1990
J.C. Penney, Inc.	Introduction to virtual machine (VM) and conversational monitor system (CMS)		TX0002847952 1990
J.C. Penney, Inc.	J.C. Penney microcomputer user guide.		TX0002847953 1990
J.C. Penney, Inc.	Beginning focus report generation DSS user support.		TX0002847954 1990
J.C. Penney, Inc.	PC DOS-advanced : student handbook.		TX0002847955 1990
J.C. Penney Purchasing Corporation.	Earring & 496 other titles.		See titles on Appendix A

6

(B)	Copyright Licenses

None.

(C)	Patents

None.

(D)	Patent Licenses

None.

(E)	Trademarks

U.S. and State Trademarks:

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
AZJEANS	U.S. Federal	77068147 12/20/06	3454502 6/24/08	J. C. Penney Corporation, Inc.
Design Only	U.S. Federal	78969879 9/8/06	3242553 5/15/07	J. C. Penney Corporation, Inc.
DISCOVER THE REAL SECRET	U.S. Federal	85104972 8/11/10	4037300 10/11/11	J. C. Penney Corporation, Inc.
EVERY DAY MATTERS	U.S. Federal	77029704 10/26/06	3307978 10/9/07	J. C. Penney Corporation, Inc.
FINDMORE	U.S. Federal	77925900 2/2/10	3895342 12/21/10	J. C. Penney Corporation, Inc.
FLIPPED TV	U.S. Federal	77245633 8/2/07	3417474 4/29/08	J. C. Penney Corporation, Inc.

7

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
FLIPPED TV	U.S. Federal	77243427 7/31/07	3417456 4/29/08	J. C. Penney Corporation, Inc.
FREE & EASY RETURNS	U.S. Federal	77349093 12/11/07	3491842 8/26/08	J. C. Penney Corporation, Inc.
JCP	U.S. Federal	77436915 4/1/08	3505202 9/23/08	J. C. Penney Corporation, Inc.
JCPENNEY WINNING TOGETHER	U.S. Federal	78708815 9/8/05	3225936 4/3/07	J. C. Penney Corporation, Inc.
JOY OF GIVING	U.S. Federal	77847707 10/13/09	3795765 6/1/10	J. C. Penney Corporation, Inc.
KNOW BEFORE YOU GO	U.S. Federal	77349240 12/11/07	3471788 7/22/08	J. C. Penney Corporation, Inc.
NEW LOOK. NEW DAY. WHO KNEW.	U.S. Federal	77942685 2/23/10	3895410 12/21/10	J. C. Penney Corporation, Inc.
PRESENT COMPANY	U.S. Federal	85733284 9/19/12		J. C. Penney Corporation, Inc.
PRESENT COMPANY	U.S. Federal	76660276 5/19/06	3226539 4/10/07	J. C. Penney Corporation, Inc.
SHIP TO STORE	U.S. Federal	77349118 12/11/07	3471787 7/22/08	J. C. Penney Corporation, Inc.

8

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
SHOP WITH OPTIONS	U.S. Federal	77349060 12/11/07	3471782 7/22/08	J. C. Penney Corporation, Inc.
THE SQUARE	U.S. Federal	85601451 4/18/12		J. C. Penney Corporation, Inc.
THE STREET	U.S. Federal	85601477 4/18/12		J. C. Penney Corporation, Inc.
Design Only	U.S. Federal	85869910 3/7/13		J. C. Penney Purchasing Corporation
ESTATE BY MONET	U.S. Federal	78632035 5/18/05	3211900 2/20/07	J. C. Penney Purchasing Corporation
JCP	U.S. Federal	85706773 8/17/12		J. C. Penney Purchasing Corporation
JCP EVERYDAY	U.S. Federal	85771696 11/5/12		J. C. Penney Purchasing Corporation
M	U.S. Federal	77894678 12/16/09	4013113 8/16/11	J. C. Penney Purchasing Corporation
MONET	U.S. Federal	73300467 3/9/81	1209655 9/21/82	J. C. Penney Purchasing Corporation
THE FOUNDRY	U.S. Federal	85173481 11/10/10		J. C. Penney Purchasing Corporation
THE FOUNDRY	U.S. Federal	85173366 11/10/10		J. C. Penney Purchasing Corporation
THE FOUNDRY SUPPLY CO.	U.S. Federal	85171412 11/8/10		J. C. Penney Purchasing Corporation
THE FOUNDRY SUPPLY CO.	U.S. Federal	85171702 11/8/10		J. C. Penney Purchasing Corporation
HAZ TUYA LA MAGIA	U.S. Federal	76324379 10/12/01	2637268 10/15/02	J. C. Penney Purchasing Corporation
JC PENNEY	U.S. Federal	72383100 2/8/71	0949595 1/2/73	J. C. Penney Purchasing Corporation

9

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
MONET	U.S. Federal	72109807 12/7/60	0719979 8/15/61	J. C. Penney Purchasing Corporation
STAFFORD	U.S. Federal	73631706 21-Nov-1986	1502274 30-Aug-1988	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
BIG MAC	U.S. Federal	73277504 11-Sep-1980	1210578 28-Sep-1982	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
I SAID YES	U.S. Federal	85105315 11-Aug-2010	4053862 08-Nov-2011	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
I SAID YES!	U.S. Federal	85105452 11-Aug-2010	4053863 08-Nov-2011	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
UPROAR	U.S. Federal	77963573 19-Mar-2010	4003383 26-Jul-2011	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
ONE KISS	U.S. Federal	77916638 21-Jan-2010	3986591 28-Jun-2011	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
ARTICLE 365	U.S. Federal	77904203 04-Jan-2010	3901866 04-Jan-2011	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
ARTICLE 365	U.S. Federal	77904216 04-Jan-2010	3901867 04-Jan-2011	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
SHE SAID	U.S. Federal	77622498 26-Nov-2008	3854400 28-Sep-2010	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
TOWNCRAFT	U.S. Federal	72210343 21-Jan-1965	0797853 19-Oct-1965	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
AMBRIELLE	U.S. Federal	77311027 23-Oct-2007	3426724 13-May-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
SLEEK ONE	U.S. Federal	77293947 02-Oct-2007	3522102 21-Oct-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

10

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
A SENSUAL INDULGENCE FOR EVERY BODY	U.S. Federal	77293977 02-Oct-2007	3426681 13-May-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
DECREE	U.S. Federal	77294001 02-Oct-2007	3499959 09-Sep-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
A II Z	U.S. Federal	77219207 29-Jun-2007	3477724 29-Jul-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
COOKS JCP HOME	U.S. Federal	77188078 23-May-2007	3463639 08-Jul-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
STUDIO JCP HOME	U.S. Federal	77188098 23-May-2007	3517367 14-Oct-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
STUDIO	U.S. Federal	77153785 11-Apr-2007	3868960 02-Nov-2010	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
OPTIMUM BODY	U.S. Federal	77141009 27-Mar-2007	3419476 29-Apr-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
CHLOE ALEXANDER	U.S. Federal	77116822 27-Feb-2007	3386120 19-Feb-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
DIAMONART	U.S. Federal	77032232 30-Oct-2006	3330291 06-Nov-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
SIMPLY COZY	U.S. Federal	77024585 19-Oct-2006	3502199 16-Sep-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
STUDIO BY JCPENNEY HOME COLLECTION	U.S. Federal	78909790 16-Jun-2006	3255709 26-Jun-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
EAST5TH	U.S. Federal	78872228 28-Apr-2006	3332532 06-Nov-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
SMOOTH REVOLUTION	U.S. Federal	78830142 06-Mar-2006	3309547 09-Oct-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
FLIRTITUDE	U.S. Federal	78830179 06-Mar-2006	3353951 11-Dec-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

11

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
AMBRIELLE ESSENTIALS	U.S. Federal	78830194 06-Mar-2006	3280911 14-Aug-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
AMBRIELLE MYSTIQUE	U.S. Federal	78830284 06-Mar-2006	3280912 14-Aug-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
A.N.A A NEW APPROACH	U.S. Federal	78736896 20-Oct-2005	3204677 30-Jan-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
AMBRIELLE	U.S. Federal	78737281 20-Oct-2005	3280794 14-Aug-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
A NEW APPROACH	U.S. Federal	78718423 22-Sep-2005	3248534 29-May-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
A NEW APPROACH	U.S. Federal	78718434 22-Sep-2005	3190205 26-Dec-2006	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
A.N.A.	U.S. Federal	78688663 09-Aug-2005	3188227 19-Dec-2006	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
TWISTED BOOT	U.S. Federal	78653854 20-Jun-2005	3166681 31-Oct-2006	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
ZONZ	U.S. Federal	76547614 26-Sep-2003	N/A	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
MAGIC PRINT	U.S. Federal	76280470 05-Jul-2001	2644342 29-Oct-2002	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
PROTOCOL	U.S. Federal	74212407 15-Oct-1991	1703294 28-Jul-1992	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
STAFFORD	U.S. Federal	73701325 16-Dec-1987	1510969 01-Nov-1988	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
ST. JOHN’S BAY	U.S. Federal	73636097 18-Dec-1986	1455438 01-Sep-1987	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
THE JCPENNEY TOWEL	U.S. Federal	73600741 27-May-1986	1421983 23-Dec-1986	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

12

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
TOWNCRAFT	U.S. Federal	73573635 16-Dec-1985	1404163 05-Aug-1986	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
BIG MAC	U.S. Federal	72448221 09-Feb-1973	0977365 22-Jan-1974	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
STUDIO BY JCPENNEY HOME COLLECTION	U.S. Federal	77154086 11-Apr-2007	3351801 11-Dec-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
QUICK-DRI	U.S. Federal	76520153 23-May-2003	2915349 28-Dec-2004	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
STJOHN’SBAY	U.S. Federal	73706932 22-Jan-1988	1503930 13-Sep-1988	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
CITY STREETS	U.S. Federal	73462812 27-Jan-1984	1319486 12-Feb-1985	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
OKIE-DOKIE	U.S. Federal	73541031 03-Jun-1985	1402245 22-Jul-1986	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
TOWNCRAFT	U.S. Federal	71247084 07-Apr-1927	0231906 30-Aug-1927	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
LIZ BAKER	U.S. Federal	74035481 02-Mar-1990	1794025 21-Sep-1993	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
THE ORIGINAL ARIZONA JEAN COMPANY	U.S. Federal	73826188 18-Sep-1989	1636195 26-Feb-1991	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
MOSS CREEK TRADERS	U.S. Federal	73404549 02-Dec-1982	1272850 03-Apr-1984	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
STAFFORD	U.S. Federal	73344864 08-Jan-1982	1275257 24-Apr-1984	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
ADONNA	U.S. Federal	71321549 27-Nov-1931	0292573 15-Mar-1932	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

13

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
THE ORIGINAL ARIZONA JEAN COMPANY	U.S. Federal	74681437 30-May-1995	1978252 04-Jun-1996	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
PRO-TEC-SUN	U.S. Federal	77861171 30-Oct-2009	3998879 19-Jul-2011	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
THE ORIGINAL ARIZONA JEAN COMPANY	U.S. Federal	74288799 25-Jun-1992	1755461 02-Mar-1993	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
LISETTE	U.S. Federal	75323165 11-Jul-1997	2197706 20-Oct-1998	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
BRIGHT FUTURE	U.S. Federal	75320236 07-Jul-1997	2195308 13-Oct-1998	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
SO SOFT BY 9-2-5	U.S. Federal	74083989 30-Jul-1990	1653741 13-Aug-1991	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
WORTHINGTON	U.S. Federal	73646168 24-Feb-1987	1486179 26-Apr-1988	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
UNDERSCORE	U.S. Federal	73632087 24-Nov-1986	1449840 28-Jul-1987	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
ALICIA	U.S. Federal	73412712 07-Feb-1983	1273663 10-Apr-1984	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
HUNT CLUB	U.S. Federal	73331560 07-Oct-1981	1221838 28-Dec-1982	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
SUITED SEPARATES	U.S. Federal	73290901 23-Dec-1980	1208556 14-Sep-1982	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
DIVIDEND DOZEN	U.S. Federal	73245788 11-Jan-1980	1174285 20-Oct-1981	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
SUBTLE SHAPER	U.S. Federal	72393200 26-May-1971	0956534 03-Apr-1973	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

14

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
BIG MAC	U.S. Federal	71167191 21-Jul-1922	0164833 27-Feb-1923	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
OKIE-DOKIE	U.S. Federal	75327048 18-Jul-1997	2195381 13-Oct-1998	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
PAR-FOUR	U.S. Federal	73409187 13-Jan-1983	1270847 20-Mar-1984	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
ST JOHN’S BAY	U.S. Federal	73404842 06-Dec-1982	1282573 19-Jun-1984	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
LIZ BAKER	U.S. Federal	73411929 02-Feb-1983	1276301 01-May-1984	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
GREAT CONNECTIONS	U.S. Federal	73449355 24-Oct-1983	1298926 02-Oct-1984	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
BIG MAC	U.S. Federal	72243012 08-Apr-1966	0824962 28-Feb-1967	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.
AZ	U.S. State		44119 4/30/00	J. C. Penney Company, Inc.
LITTLE ARIZONA	U.S. State		44122 4/30/00	J. C. Penney Company, Inc.
THE ORIGINAL ARIZONA JEAN CO.	U.S. State		44121 4/30/00	J. C. Penney Company, Inc.
ZONZ	U.S. State		44120 4/30/00	J. C. Penney Company, Inc.
A.N.A. A NEW APPROACH	U.S. State		68607 4/26/06	J. C. Penney Company, Inc.
A.N.A. APPROACH	U.S. State		68608 4/26/06	J. C. Penney Company, Inc.

Foreign Trademarks:

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
EAST FIFTH	Bangladesh	98675 5/7/06		BELTS J C PENNEY CORPORATION
ADONNA	Bangladesh	40384 4/19/94		J C PENNEY COMPANY

15

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
ADONNA WOMAN	Bangladesh	40385 4/19/94		J C PENNEY COMPANY
CITY STREETS	Bangladesh	42318 11/22/94		J C PENNEY COMPANY
JACQUELINE FERRAR	Bangladesh	56801 8/26/98		J C PENNEY COMPANY
OKIE DOKIE	Bangladesh	40387 4/19/94		J C PENNEY COMPANY
THE ORIGINAL ARIZONA JEAN COMPANY	Bangladesh	42319 11/22/94		J C PENNEY COMPANY
a.n.a. a new approach	Bangladesh	98671 5/7/06		J C PENNEY CORPORATION
Al Quds	Bangladesh	98883 4/12/06		J C PENNEY CORPORATION
AMBRIELLE	Bangladesh	98677 5/7/06		J C PENNEY CORPORATION
AMBRIELLE	Bangladesh	98669 5/7/06		J C PENNEY CORPORATION
EAST FIFTH	Bangladesh	98676 5/7/06		J C PENNEY CORPORATION
FLIRTITUDE	Bangladesh	98678 5/7/06		J C PENNEY CORPORATION
FLIRTITUDE	Bangladesh	98670 5/7/06		J C PENNEY CORPORATION
A.N.A A NEW APPROACH	Bolivia	1986-2006 5/26/06	106527 C 11/23/06	J. C. PENNEY CORPORATION, INC.
A.N.A A NEW APPROACH	Bolivia	1987-2006 5/26/06	106526 C 11/23/06	J. C. PENNEY CORPORATION, INC.
A.N.A A NEW APPROACH	Bolivia	1325-2006 4/11/06	106634 C 11/27/06	J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Bolivia	1985-2006 5/26/06	106528 C 11/23/06	J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Bolivia	1328-2006 4/11/06	106681 C 11/28/06	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Bolivia	1983-2006 5/26/06	106620 C 11/27/06	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Bolivia	1326-2006 4/11/06	106635 C 11/27/06	J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Bolivia	1984-2006 5/26/06		J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Bolivia	1327-2006 4/11/06	106636 C 11/27/06	J. C. PENNEY CORPORATION, INC.
NEW MOVES	Bolivia	2890-1995 8/1/95	67915 C 10/6/98	J. C. PENNEY CORPORATION, INC.
A.N.A. A NEW APPROACH	Brazil	828327998 4/28/06		J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Brazil	828327947 4/28/06	828327947 4/1/08	J. C. PENNEY CORPORATION, INC.

16

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
AMBRIELLE	Brazil	828328099 4/28/06	828328099 4/1/08	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Brazil	828328056 4/28/06	828328056 4/1/08	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Brazil	828328072 4/28/06	828328072 4/1/08	J. C. PENNEY CORPORATION, INC.
ST. JOHN’S BAY	Canada	054585200	TMA326120	J. C. PENNEY CORPORATION, INC.
CABIN CREEK	Chile	713787 12/30/94	761197 1/10/96	J. C. PENNEY CORPORATION, INC.
OKIE DOKIE	Chile	713786 4/3/95	761196 4/2/96	J. C. PENNEY CORPORATION, INC.
A.N.A A NEW APPROACH	China	5493666 7/21/06	5493666 11/7/09	J.C.PENNEY PURCHASING CORPORATION
A.N.A A NEW APPROACH	China	5493667 7/21/06	5493667 11/28/09	J.C.PENNEY PURCHASING CORPORATION
A.N.A A NEW APPROACH	China	5493668 7/21/06	5493668 9/7/09	J.C.PENNEY PURCHASING CORPORATION
A.N.A A NEW APPROACH	China	5493669 7/21/06	5493669 9/7/09	J.C.PENNEY PURCHASING CORPORATION
AMBRIELLE	China	5493671 7/21/06	5493671 10/7/09	J.C.PENNEY PURCHASING CORPORATION
AMBRIELLE	China	5493670 7/21/06	5493670 9/7/09	J.C.PENNEY PURCHASING CORPORATION
AZ	China	1288641 2/13/98	1288641 6/28/99	J.C.PENNEY PURCHASING CORPORATION
BODY TOUCHES BY DELICATES	China	2024176 10/13/99	2024176 2/7/03	J.C.PENNEY PURCHASING CORPORATION
BRIGHT FUTURE	China	725280 7/9/93	725280 1/14/95	J.C.PENNEY PURCHASING CORPORATION
CABIN CREEK	China	616674 11/4/91	616674 10/30/92	J.C.PENNEY PURCHASING CORPORATION
CABIN CREEK	China	542845 2/15/90	542845 2/10/91	J.C.PENNEY PURCHASING CORPORATION
CITY STREETS	China	720405 6/11/93	720405 12/14/94	J.C.PENNEY PURCHASING CORPORATION

17

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
CITY STREETS	China	616699 11/4/91	616699 10/30/92	J.C.PENNEY PURCHASING CORPORATION
DELICATES BY JCPENNEY	China	795637 2/21/94	795637 11/28/95	J.C.PENNEY PURCHASING CORPORATION
EAST FIFTH	China	5493673 7/21/06	5493673 8/28/09	J.C.PENNEY PURCHASING CORPORATION
EAST FIFTH	China	5493672 7/21/06	5493672 9/7/09	J.C.PENNEY PURCHASING CORPORATION
EAST FIFTH	China	5493674 7/21/06	5493674 9/7/09	J.C.PENNEY PURCHASING CORPORATION
FLIRTITUDE	China	5493678 7/21/06	5493678 9/7/09	J.C.PENNEY PURCHASING CORPORATION
HUNT CLUB	China	3073721 1/21/02	3073721 5/21/03	J.C.PENNEY PURCHASING CORPORATION
JACQUELINE FERRAR	China	616707 11/4/91	616707 10/30/92	J.C.PENNEY PURCHASING CORPORATION
JACQUELINE FERRAR	China	543904 2/15/90	543904 2/20/91	J.C.PENNEY PURCHASING CORPORATION
JC PENNEY	China	1328125 2/13/98	1328125 10/28/99	J.C.PENNEY PURCHASING CORPORATION
JC PENNEY	China	592898 5/20/91	592898 4/30/92	J.C.PENNEY PURCHASING CORPORATION
JC PENNEY HOME COLLECTION	China	1341875 2/13/98	1341875 12/7/99	J.C.PENNEY PURCHASING CORPORATION
JCPENNEY	China	571429 11/7/90	571429 11/10/91	J.C.PENNEY PURCHASING CORPORATION
JCPENNEY	China	138329 7/5/80	138329 7/5/80	J.C.PENNEY PURCHASING CORPORATION

18

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
JCPENNEY	China	138330 7/5/80	138330 7/5/80	J.C.PENNEY PURCHASING CORPORATION
JCPENNEY	China	138335 7/5/80	138335 7/5/80	J.C.PENNEY PURCHASING CORPORATION
JCPENNEY	China	138333 7/5/80	138333 7/5/80	J.C.PENNEY PURCHASING CORPORATION
JCPENNEY	China	138334 7/5/80	138334 7/5/80	J.C.PENNEY PURCHASING CORPORATION
JCPENNEY	China	138332 7/5/80	138332 7/5/80	J.C.PENNEY PURCHASING CORPORATION
JCPENNEY JC PENNEY	China	1287885 2/13/98	1287885 6/28/99	J.C.PENNEY PURCHASING CORPORATION
JF J FERROR	China	1517263 10/13/99	1517263 2/7/01	J.C.PENNEY PURCHASING CORPORATION
LIZ BAKER	China	615253 10/28/91	615253 10/20/92	J.C.PENNEY PURCHASING CORPORATION
MI X IT	China	1276140	1276140 5/21/99	J.C.PENNEY PURCHASING CORPORATION
MICHAEL JAMES	China	893292 1/6/95	893292 11/7/96	J.C.PENNEY PURCHASING CORPORATION
NEW MOVES	China	542841 2/15/90	542841 2/10/91	J.C.PENNEY PURCHASING CORPORATION
OKIE DOKIE	China	616664 11/4/91	616664 10/30/92	J.C.PENNEY PURCHASING CORPORATION
OPTIONS BY STAFFORD	China	1517264 10/13/99	1517264 2/7/01	J.C.PENNEY PURCHASING CORPORATION
PROTOCOL	China	614029 10/28/91	614029 10/10/92	J.C.PENNEY PURCHASING CORPORATION
SJB	China	3929283 2/26/04	3929283 6/21/07	J.C.PENNEY PURCHASING CORPORATION
SOPHIA BY DELICATES	China	3073719 1/21/02	3073719 4/28/03	J.C.PENNEY PURCHASING CORPORATION

19

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
ST JOHN S BAY	China	542840 2/15/90	542840 2/10/91	J.C.PENNEY PURCHASING CORPORATION
STAFFORD EXECUTIVE	China	813693 1/31/94	813693 2/7/96	J.C.PENNEY PURCHASING CORPORATION
STEP ASIDE	China	3073718 1/21/02	3073718 4/28/03	J.C.PENNEY PURCHASING CORPORATION
SURF RAGS	China	720403 6/11/93	720403 12/14/94	J.C.PENNEY PURCHASING CORPORATION
TOTAL GIRL	China	3073737 1/21/02	3073737 7/28/05	J.C.PENNEY PURCHASING CORPORATION
TOWNCRAFT	China	542838 2/15/90	542838 2/10/91	J.C.PENNEY PURCHASING CORPORATION
UNDERSCORE	China	893473 1/6/95	893473 11/7/96	J.C.PENNEY PURCHASING CORPORATION
WORTHINGTON	China	542846 2/15/90	542846 2/10/91	J.C.PENNEY PURCHASING CORPORATION
ZN ZHEN NAN	China	541635 1/22/90	541635 1/30/91	J.C.PENNEY PURCHASING CORPORATION
ZONZ	China	905407 1/12/95	905407 11/28/96	J.C.PENNEY PURCHASING CORPORATION
9-2-5	Colombia	96 64261 12/6/96	198707 6/27/07	J C PENNEY COMPANY INC
9-2-5	Colombia	94 64261		J C PENNEY COMPANY INC
9-2-5 (NUEVE-DOS-CINCO)	Colombia	96 64261 12/6/96	198707 6/27/97	J C PENNEY COMPANY INC
CABIN CREEK	Colombia	94 14590 4/12/94	168501 10/26/94	J C PENNEY COMPANY INC
CABIN CREEK	Colombia	93 382518		J C PENNEY COMPANY INC
CHRISTIE & JILL	Colombia	96 23063 5/8/96	191650 11/29/96	J C PENNEY COMPANY INC
CITY STREETS	Colombia	93 382519		J C PENNEY COMPANY INC

20

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
DIVIDENDS MATERNITY	Colombia	96 64265 12/6/96	198769 6/27/97	J C PENNEY COMPANY INC
LIZ BAKER ESSENTIALS	Colombia	95 54205 11/16/95	185075 3/1/96	J C PENNEY COMPANY INC
MICHAEL JAMES	Colombia	96 64267 12/6/96	198711 6/27/97	J C PENNEY COMPANY INC
MIXED BLUES	Colombia	94 14592 4/12/94		J C PENNEY COMPANY INC
MIXED BLUSS	Colombia	93 382664		J C PENNEY COMPANY INC
NEW MOVES	Colombia	96 64268 12/6/96	198712 6/27/97	J C PENNEY COMPANY INC
PAR FOUR	Colombia	96 64260 12/6/96	198706 6/27/97	J C PENNEY COMPANY INC
PINWHEALS	Colombia	93 382663		J C PENNEY COMPANY INC
PINWHEELS	Colombia	94 14589 4/12/94	168502 10/18/94	J C PENNEY COMPANY INC
PROTOCOL	Colombia	93 382662		J C PENNEY COMPANY INC
UNITS	Colombia	92 284257 4/12/88	132540 12/26/85	J C PENNEY COMPANY INC
YARN WORKS	Colombia	96 64272 12/6/96	198715 6/27/97	J C PENNEY COMPANY INC
A.N.A. A NEW APPROACH	Community Trademarks	5018965 4/13/06	5018965 3/28/08	J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Community Trademarks	5019542 4/13/06	5019542 4/5/07	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Community Trademarks	5019021 4/13/06	5019021 3/15/07	J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Community Trademarks	5019849 4/13/06	5019849 6/6/07	J. C. PENNEY CORPORATION, INC.
LIZ BAKER ESSENTIALS	Costa Rica	7687-96 10/15/96		J. C. PENNEY COMPANY INC.
AZ	Cyprus	54306 10/6/99		J C PENNEY COMPANY
JCPENNEY	Denmark	VA 000925 1972 3/13/72	VR 002097 1974 7/5/74	J. C. PENNEY CORPORATION, INC.
ST JOHN’S BAY	Denmark	VA 000517 1985 1/23/85	VR 000513 1986 2/14/86	J. C. PENNEY CORPORATION, INC.
JCPENNEY HOME COLLECTION	Egypt	154467 9/18/02		J. C. PENNEY CORPORATION, INC.
ADONNA	El Salvador	17 1/3/95		J. C. PENNEY COMPANY INC.
JCPenney	Finland	197201751 3/14/72	66954 1/5/78	J. C. PENNEY CORPORATION, INC.
BIG MAC	Germany	P 32036 11/7/84	1080137 7/31/85	J. C. PENNEY CORPORATION, INC.

21

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
JC PENNEY	Germany	P 24896 10/12/77	1035553 7/14/82	J. C. PENNEY CORPORATION, INC.
JC PENNEY	Germany	P 23701 4/20/76	975173 8/11/78	J. C. PENNEY CORPORATION, INC.
JC PENNEY S CITY STREETS	Germany	P 33880 5/13/86	1101984 2/3/87	J. C. PENNEY CORPORATION, INC.
JCPenney HOME COLLECTION	Germany	39752295.9 11/3/97	39752295 8/12/98	J. C. PENNEY CORPORATION, INC.
STAFFORD EXECUTIVE	Germany	P 45406 10/7/93	2078728 9/22/94	J. C. PENNEY CORPORATION, INC.
ARIZONA JEAN CO	Greece	141922 10/4/99		J C PENNEY COMPANY
JCPENNEY	Greece	148676 4/2/03		J C PENNEY COMPANY
CLASSIC TRADITIONS	Greece	115993 9/16/93		J. C. PENNEY COMPANY INC.
HUNT CLUB	Greece	115994 9/16/93		J. C. PENNEY COMPANY INC.
JC PENNEY HOME COLLECTIONS	Greece	115992 9/16/93		J. C. PENNEY COMPANY INC.
JCPENNEY	Greece	115997 9/16/93		J. C. PENNEY COMPANY INC.
JCPENNEY BY DESIGN	Greece	115995 9/16/93		J. C. PENNEY COMPANY INC.
JCPENNEY COLLECTIONS	Greece	115996 9/16/93		J. C. PENNEY COMPANY INC.
DUO MATERNITY	Guatemala	200108591 11/27/01	117152 4/29/02	J C PENNEY COMPANY INC
STEP ASIDE	Guatemala	200108589 11/27/01	119326 8/12/02	J C PENNEY COMPANY INC
TOTAL GIRL	Guatemala	200108590 11/27/01	120138 9/26/02	J C PENNEY COMPANY INC
A.N.A A NEW APPROACH	Guatemala	200603771 5/12/06	147896 3/15/07	J. C. PENNEY CORPORATION, INC.
A.N.A A NEW APPROACH	Guatemala	200603772 5/12/06	146955 2/8/07	J. C. PENNEY CORPORATION, INC.
A.N.A A NEW APPROACH	Guatemala	200603773 5/12/06	147963 3/20/07	J. C. PENNEY CORPORATION, INC.
A.N.A A NEW APPROACH	Guatemala	200603775 5/12/06	146826 2/2/07	J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Guatemala	200603778 5/12/06	147514 3/1/07	J. C. PENNEY CORPORATION, INC.

22

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
AMBRIELLE	Guatemala	200603779 5/12/06	147418 2/27/07	J. C. PENNEY CORPORATION, INC.
BIG MAC	Guatemala	199505978	87935 10/28/97	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Guatemala	200603774 5/12/06	146934 2/7/07	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Guatemala	200603776 5/12/06	147875 3/15/07	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Guatemala	200603777 5/12/06	147416 2/27/07	J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Guatemala	200603780 5/12/06	147513 3/1/07	J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Guatemala	200603781 5/12/06	146825 2/2/07	J. C. PENNEY CORPORATION, INC.
JCPENNEY HOME COLLECTION.	Guatemala	200206995 10/7/02	134008 1/31/05	J. C. PENNEY CORPORATION, INC.
MOTION	Honduras	95008006 8/25/95		J. C. PENNEY COMPANY
BY DESIGN	Honduras	95007931 8/23/95		J. C. PENNEY COMPANY INC.
COMFORT CLUB	Honduras	95007939 8/24/95		J. C. PENNEY COMPANY INC.
HOME COLLECTION	Honduras	95008004 8/25/95		J. C. PENNEY COMPANY INC.
MB CLOTHING CO	Honduras	95008003 8/25/95		J. C. PENNEY COMPANY INC.
J. FERRAR	India	958408 9/25/00		J. C. PENNEY COMPANY, INC.
MIXIT	India	778934 11/19/97		J. C. PENNEY COMPANY, INC.[323463]
SIMPLY FOR SPORTS	India	1061089 11/19/01		J. C. PENNEY COMPANY, INC.[323463]
STEP ASIDE	India	1061090 11/19/01		J. C. PENNEY COMPANY, INC.[323463]
TOTAL GIRL	India	1061091 11/19/01		J. C. PENNEY COMPANY, INC.[323463]
AZ ARIZONA JEAN CO.	India	879131 9/30/99		J. C. PENNEY COMPANY, INC.[342652]
JCPENNEY HOME COLLECTION	India	884270 10/29/99		J. C. PENNEY COMPANY, INC.[342652]
DUO MATERNITY	India	1261930 1/19/04		J. C. PENNEY CORPORATION, INC.
JCPENNEY	India	1373010 7/21/05		J. C. PENNEY CORPORATION, INC.
JCPENNEY HOME COLLECTION	India	1133323 9/13/02		J. C. PENNEY CORPORATION, INC.

23

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
JCPENNY HOME COLLECTION.	India	1378052 8/17/05		J. C. PENNEY CORPORATION, INC.
LIZ BAKER	India	1261934 1/19/04		J. C. PENNEY CORPORATION, INC.
OKIE-DOKIE	India	624743 4/8/94		J. C. PENNEY CORPORATION, INC.
SJB	India	1267727 2/18/04		J. C. PENNEY CORPORATION, INC.
a.n.a a new approach	Indonesia	D002006013497 4/28/06		J. C. PENNEY CORPORATION, INC.
a.n.a a new approach	Indonesia	D002006013499 4/28/06		J. C. PENNEY CORPORATION, INC.
a.n.a a new approach	Indonesia	D002006013496 4/28/06		J. C. PENNEY CORPORATION, INC.
a.n.a a new approach	Indonesia	D002006013498 4/28/06		J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Indonesia	D002006013509 4/28/06		J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Indonesia	D002006013511 4/28/06		J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Indonesia	D002006013508 4/28/06		J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Indonesia	D002006013503 4/28/06		J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Indonesia	D002006013512 4/28/06		J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Indonesia	D002006013514 4/28/06		J. C. PENNEY CORPORATION, INC.
JC PENNEY HOME COLLECTION	Indonesia	D00200221184.21413 9/16/02		J. C. PENNEY CORPORATION, INC.
THE ORIGINAL ARIZONA JEAN CO.	Ireland	217536 3/6/98	217536	J. C. PENNEY COMPANY, INC.
ADONNA	Jamaica	TM25/1609 1/6/95		J. C. PENNEY COMPANY INC.
ana A NEW. APPROACH	Kuwait	78049 6/26/06		J. C. PENNEY CORPORATION, INC.
ana A NEW. APPROACH	Kuwait	78050 6/26/06		J. C. PENNEY CORPORATION, INC.
ana A NEW. APPROACH	Kuwait	78052 6/26/06		J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Kuwait	78053 6/26/06		J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Kuwait	78054 6/26/06		J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Kuwait	78055 6/26/06		J. C. PENNEY CORPORATION, INC.
a.n.a. new approach	Macao	22164 5/2/06	22164 9/12/06	J C PENNEY CORPORATION
a.n.a. new approach	Macao	22165 5/2/06	22165 9/12/06	J C PENNEY CORPORATION
a.n.a. new approach	Macao	22166 5/2/06	22166 9/12/06	J C PENNEY CORPORATION

24

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
a.n.a. new approach	Macao	22167 5/2/06	22167 9/12/06	J C PENNEY CORPORATION
AMBRIELLE	Macao	22168 5/2/06	22168 9/12/06	J C PENNEY CORPORATION
AMBRIELLE	Macao	22169 5/2/06	22169 9/12/06	J C PENNEY CORPORATION
EAST FIFTH	Macao	22161 5/2/06	22161 9/12/06	J C PENNEY CORPORATION
EAST FIFTH	Macao	22162 5/2/06	22162 9/12/06	J C PENNEY CORPORATION
EAST FIFTH	Macao	22163 5/2/06	22163 9/12/06	J C PENNEY CORPORATION
FLIRTITUDE	Macao	22159 5/2/06	22159 9/12/06	J C PENNEY CORPORATION
FLIRTITUDE	Macao	22160 5/2/06	22160 9/12/06	J C PENNEY CORPORATION
AZ	Malaysia	99009933 10/6/99		J. C. PENNEY COMPANY, INC.;
J. FERRAR JF	Malaysia	99009931 10/6/99	4/28/07	J. C. PENNEY COMPANY, INC.
STJOHNS’BAY	Malaysia	02009120 7/31/02		J. C. PENNEY COMPANY, INC.
A.N.A A NEW APPROACH	Malaysia	06006448 4/20/06	1/15/08	J. C. PENNEY CORPORATION, INC.
A.N.A A NEW APPROACH	Malaysia	06006449 4/20/06	1/7/08	J. C. PENNEY CORPORATION, INC.
A.N.A A NEW APPROACH	Malaysia	06006450 4/20/06	1/5/10	J. C. PENNEY CORPORATION, INC.
A.N.A A NEW APPROACH	Malaysia	06006451 4/20/06	6/9/10	J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Malaysia	06006446 4/20/06	10/17/07	J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Malaysia	06006455 4/20/06		J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Malaysia	06006452 4/20/06	1/7/08	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Malaysia	06006453 4/20/06	12/29/07	J. C. PENNEY CORPORATION, INC.

25

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
EAST FIFTH	Malaysia	06006454 4/20/06	5/28/08	J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Malaysia	06006445 4/20/06	10/17/07	J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Malaysia	06006447 4/20/06		J. C. PENNEY CORPORATION, INC.
SHEER TOES	Mexico	9/30/92	428534	J C PENNEY
SUBTLE SHAPER.	Mexico	9/30/92	428533	J C PENNEY
ADONNA	Mexico	151237 9/30/92	436468 6/29/93	J C PENNEY CO INC.
PROTOCOL	Mexico	159086 1/22/93	436374 6/28/93	J C PENNEY CO INC.
CITY STREETS.	Mexico	151248 9/30/92	429468 1/18/93	J C PENNEY CO, INC.
NEW MOVES.	Mexico	151252 9/30/92	429614 1/20/93	J C PENNEY CO, INC.
SHEER CARESS	Mexico	151255 9/30/92	428938 1/8/93	J C PENNEY CO, INC.
SHEER SUPPORT	Mexico	151257 9/30/92	430419 1/28/93	J C PENNEY CO, INC.
SIMPLY FOR SPORTS.	Mexico	151247 9/30/92	429612 1/20/93	J C PENNEY CO, INC.
SOSOFT BY 9-2-5.	Mexico	151244 9/30/92	429465 1/18/93	J C PENNEY CO, INC.
STAFFORD EXECUTIVE	Mexico	151235 9/30/92	429820 1/22/93	J C PENNEY CO, INC.
UNDERSCORE	Mexico	151239 9/30/92	429258 1/13/93	J C PENNEY CO, INC.
THE ORIGINAL ARIZONA JEAN COMPANY.	Mexico	151267 9/30/92	453133 2/28/94	J C PENNEY CO. INC.
a.n.a.a new approach	Mongolia	6432 5/16/06	5873	J C PENNEY CORPORATION
AMBRIELLE	Mongolia	6433 5/16/06	5874	J C PENNEY CORPORATION
EAST FIFTH	Mongolia	6434 5/16/06	5875	J C PENNEY CORPORATION
HUNT CLUB	New Zealand	292443 5/18/98	292443 11/19/98	J. C. PENNEY COMPANY, INC.
JCPENNEY	New Zealand	292444 5/18/98	292444 1/18/99	J. C. PENNEY COMPANY, INC.
JCPENNEY	New Zealand	234600 3/1/94	234600 11/26/97	J. C. PENNEY COMPANY, INC.
JCPENNEY DELICATES	New Zealand	292440 5/18/98	292440 12/20/99	J. C. PENNEY COMPANY, INC.

26

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
JCPenney HOME COLLECTION	New Zealand	292736 5/22/98	292736 11/20/98	J. C. PENNEY COMPANY, INC.
JCPENNEY WORTHINGTON	New Zealand	292459 5/18/98	292459 11/12/99	J. C. PENNEY COMPANY, INC.
MIXIT	New Zealand	292449 5/18/98	292449 11/19/98	J. C. PENNEY COMPANY, INC.
OKIE-DOKIE	New Zealand	292451 5/18/98	292451 11/19/98	J. C. PENNEY COMPANY, INC.
ST JOHN’S BAY	New Zealand	292455 5/18/98	292455 11/19/98	J. C. PENNEY COMPANY, INC.
THE ORIGINAL ARIZONA JEAN CO.	New Zealand	292452 5/18/98	292452 5/20/99	J. C. PENNEY COMPANY, INC.
A.N.A. A NEW APPROACH	Nicaragua	2006-00001423 4/20/06	0700104 1/23/07	J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Nicaragua	2006-00001491 4/25/06	0700231 2/8/07	J. C. PENNEY CORPORATION, INC.
AZ	Nicaragua	1998-00003647 10/1/98	41193 5/18/99	J. C. PENNEY CORPORATION, INC.
AZ ARIZONA JEAN	Nicaragua	2000-00000507 2/3/00	46751 1/30/01	J. C. PENNEY CORPORATION, INC.
DUO MATERNITY	Nicaragua	2004-00000059 1/7/04	70761 8/18/04	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Nicaragua	2006-00001422 4/20/06	0700103 1/23/07	J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Nicaragua	2006-00001490 4/25/06	0700230 2/8/07	J. C. PENNEY CORPORATION, INC.
JCPENNEY	Nicaragua	1998-00001401 1/20/98	38958 10/8/98	J. C. PENNEY CORPORATION, INC.
JCPENNEY	Nicaragua	1994-00001391 6/23/94	27328 12/2/94	J. C. PENNEY CORPORATION, INC.
JCPENNEY HOME COLLECTION	Nicaragua	2002-00002684 10/17/02	57646 5/12/03	J. C. PENNEY CORPORATION, INC.

27

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
LITTLE ARIZONA	Nicaragua	1997-00003917 11/14/97	39178 10/28/98	J. C. PENNEY CORPORATION, INC.
MIXIT	Nicaragua	1998-00003648 10/1/98	41789 8/5/99	J. C. PENNEY CORPORATION, INC.
OPTIONS BY STAFFORD	Nicaragua	2000-00000508 2/3/00	46752 1/30/01	J. C. PENNEY CORPORATION, INC.
SJB	Nicaragua	2004-00000058 1/7/04	70797 8/18/04	J. C. PENNEY CORPORATION, INC.
STAFFORD	Nicaragua	2001-00004301 11/28/01	54489 6/19/02	J. C. PENNEY CORPORATION, INC.
STAFFORD EXECUTIVE	Nicaragua	1998-00003183 8/31/98	44884 10/20/00	J. C. PENNEY CORPORATION, INC.
STEP ASIDE	Nicaragua	2001-00004303 11/28/01	54491 6/19/02	J. C. PENNEY CORPORATION, INC.
THE ORIGINAL ARIZONA JEAN COMPANY	Nicaragua	1996-00000974 3/15/96	32632 12/3/96	J. C. PENNEY CORPORATION, INC.
TOTAL GIRL	Nicaragua	2001-00004302 11/28/01	54490 6/19/02	J. C. PENNEY CORPORATION, INC.
JCPenney	Norway	199504436 7/14/95	176163 8/8/96	J. C. PENNEY COMPANY, INC
MOTION BY JCPENNEY	Norway	199504437 7/14/95	176164 8/8/96	J. C. PENNEY COMPANY, INC
City Streets	Norway	199504171 7/4/95	179644 2/6/97	J. C. PENNEY CORPORATION, INC.
Dividends Maternity	Norway	199504175 7/4/95	179645 2/6/97	J. C. PENNEY CORPORATION, INC.
The Original Arizona Jean Co.	Norway	199504182 7/4/95	179648 2/6/97	J. C. PENNEY CORPORATION, INC.
Worthington	Norway	199504191 7/4/95	179284 1/23/97	J. C. PENNEY CORPORATION, INC.
a.n.a a new approach	Pakistan	220808 4/17/06		J C PENNEY CORPORATION
a.n.a a new approach	Pakistan	220809 4/17/06		J C PENNEY CORPORATION
AMBRIELLE	Pakistan	220804 4/17/06		J C PENNEY CORPORATION
EAST FIFTH	Pakistan	220811 4/17/06		J C PENNEY CORPORATION
THE ORIGINAL ARIZONA JEAN COMPANY	Panama	75976 6/15/95	75976 6/15/95	J. C. PENNEY COMPANY, INC.
CHRISTIE & JILL	Philippines	41995100438D 5/30/95		J. C. PENNEY COMPANY, INC.
CITY STREETS	Philippines	42005005404 6/10/05	42005005404 6/8/06	J. C. PENNEY CORPORATION, INC.
STAFFORD EXECUTIVE	Philippines	42006000840 1/25/06	42006000840 7/9/07	J. C. PENNEY CORPORATION, INC.

28

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
HUNT CLUB	Poland	241847 10/17/01		J. C. PENNEY COMPANY, INC.
JCPENNEY HOME COLLECTION	Poland	180232 11/18/97	126405 12/1/00	J. C. PENNEY CORPORATION, INC.
JCPENNEY HOME COLLECTION	Portugal	366932 MNA 9/27/02	366932 MNA 8/4/03	J. C. PENNEY COMPANY, INC.
THE ORIGINAL ARIZONA JEAN COMPANY	Portugal	310363 MNA 5/29/95	310363 MNA 5/17/96	J. C. PENNEY CORPORATION, INC.
MIXIT	Romania	M 2000 04036 9/27/00	44667 8/14/01	J C PENNEY COMPANY INC.
a.n.a a new approach	Singapore © Intellectual Property Office of Singapore	T0607460D 4/20/06		J. C. PENNEY CORPORATION, INC.
a.n.a a new approach	Singapore © Intellectual Property Office of Singapore	T0607463I 4/20/06		J. C. PENNEY CORPORATION, INC.
a.n.a a new approach	Singapore © Intellectual Property Office of Singapore	T0607461B 4/20/06		J. C. PENNEY CORPORATION, INC.
a.n.a a new approach	Singapore © Intellectual Property Office of Singapore	T0607462J 4/20/06		J. C. PENNEY CORPORATION, INC.
ambrielle	Singapore © Intellectual Property Office of Singapore	T0607467A 4/20/06		J. C. PENNEY CORPORATION, INC.
ambrielle	Singapore © Intellectual Property Office of Singapore	T0607468Z 4/20/06		J. C. PENNEY CORPORATION, INC.
east fifth	Singapore © Intellectual Property Office of Singapore	T0607464G 4/20/06		J. C. PENNEY CORPORATION, INC.
east fifth	Singapore © Intellectual Property Office of Singapore	T0607465E 4/20/06		J. C. PENNEY CORPORATION, INC.
east fifth	Singapore © Intellectual Property Office of Singapore	T0607466C 4/20/06		J. C. PENNEY CORPORATION, INC.
flirtitude	Singapore © Intellectual Property Office of Singapore	T0607470A 4/20/06		J. C. PENNEY CORPORATION, INC.

29

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
sjb	Singapore © Intellectual Property Office of Singapore	T0400095F 1/7/04		J. C. PENNEY CORPORATION, INC.
STAFFORD	Slovak Republic	1846-1993 10/13/93	178182 10/22/97	J. C. PENNEY COMPANY INC.
JCPenney	Slovak Republic	468-1994 2/28/94	177840 2/25/97	J. C. PENNEY COMPANY, INC.
JCPENNEY BASICS	South Africa	2002/15269 10/2/02		J C PENNEY CORPORATION
MIXIT	South Africa	2002/12847 8/28/02		J C PENNEY CORPORATION
STJOHN’SBAY	South Africa	2002/12848 8/28/02		J C PENNEY CORPORATION
WEE ESSENTIALS	South Africa	2002/15270 10/2/02		J C PENNEY CORPORATION
CITY STREETS	Sri Lanka	105913 11/29/01		J. C. PENNEY COMPANY
J FERRAR	Sri Lanka	89378 9/15/98		J. C. PENNEY COMPANY
Design Only	Taiwan	000050721 4/8/71	00050721 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050726 4/8/71	00050726 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050406 4/8/71	00050406 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050700 4/8/71	00050700 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050431 4/8/71	00050431 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050697 4/8/71	00050697 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050708 4/8/71	00050708 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050468 4/8/71	00050468 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050743 4/8/71	00050743 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050016 4/8/71	00050016 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050693 4/8/71	00050693 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050701 4/8/71	00050701 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050051 4/8/71	00050051 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050689 4/7/71	00050689 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050445 4/7/71	00050445 1/1/72	J. C. PENNEY COMPANY

30

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
Design Only	Taiwan	000050655 4/7/71	00050655 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050486 4/7/71	00050486 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050706 4/7/71	00050706 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050040 4/7/71	00050040 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050471 4/7/71	00050471 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050527 4/7/71	00050527 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050709 4/7/71	00050709 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050068 4/7/71	00050068 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050036 4/7/71	00050036 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050666 4/7/71	00050666 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050056 4/7/71	00050056 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050050 4/7/71	00050050 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050102 4/7/71	00050102 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050103 4/7/71	00050103 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050024 4/7/71	00050024 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050687 4/7/71	00050687 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050688 4/7/71	00050688 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050069 4/7/71	00050069 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050504 4/7/71	00050504 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050669 4/7/71	00050669 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050495 4/7/71	00050495 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050535 4/7/71	00050535 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050663 4/7/71	00050663 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050463 4/7/71	00050463 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050472 4/7/71	00050472 1/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000050454 4/7/71	00050454 1/1/72	J. C. PENNEY COMPANY

31

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
Design Only	Taiwan	000050047 4/7/71	00050047 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050028 4/7/71	00050028 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050100 3/26/71	00050100 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050094 3/26/71	00050094 12/1/71	J. C. PENNEY COMPANY
Design Only	Taiwan	000050968 3/26/71	00050968 2/1/72	J. C. PENNEY COMPANY
Design Only	Taiwan	000035110 8/7/68	00035110 5/1/69	J. C. PENNEY COMPANY
Design Only	Taiwan	000035109 8/7/68	00035109 5/1/69	J. C. PENNEY COMPANY
Design Only	Taiwan	000035077 8/7/68	00035077 5/1/69	J. C. PENNEY COMPANY
Design Only	Taiwan	000035079 8/7/68	00035079 5/1/69	J. C. PENNEY COMPANY
Design Only	Taiwan	000034918 8/7/68	00034918 4/1/69	J. C. PENNEY COMPANY
Design Only	Taiwan	000035085 8/7/68	00035085 5/1/69	J. C. PENNEY COMPANY
Design Only	Taiwan	000035108 8/7/68	00035108 5/1/69	J. C. PENNEY COMPANY
Design Only	Taiwan	000034913 8/7/68	00034913 4/1/69	J. C. PENNEY COMPANY
Design Only	Taiwan	000034914 6/3/68	00034914 4/1/69	J. C. PENNEY COMPANY
MOTION PANT	Taiwan	070018877 6/18/81	00177282 4/16/82	J. C. PENNEY COMPANY
PENNCREST	Taiwan	000034068 4/13/68	00034068 2/1/69	J. C. PENNEY COMPANY
Design Only	Taiwan	000050101 4/7/71	00050101 12/1/71	J. C. PENNEY COMPANY, INC.
925	Taiwan	074004242 1/30/85	00296263 9/1/85	J. C. PENNEY COMPANY, INC.
ALICIA	Taiwan	074004249 1/30/85	00296192 9/1/85	J. C. PENNEY COMPANY, INC.
APPARATUS	Taiwan	078056361 12/15/89	00488653 7/1/90	J. C. PENNEY COMPANY, INC.
BETH MICHAELS	Taiwan	080041981 9/13/91	00552893 3/1/92	J. C. PENNEY COMPANY, INC.
BY DESIGN	Taiwan	080041982 9/13/91	00551437 2/16/92	J. C. PENNEY COMPANY, INC.
CARBON COPIES	Taiwan	080041976 9/13/91	00552890 3/1/92	J. C. PENNEY COMPANY, INC.
CAROL EVANS	Taiwan	000034158 4/13/68	00034158 2/1/69	J. C. PENNEY COMPANY, INC.
CITY STREETS	Taiwan	078056357 12/15/89	00488858 7/1/90	J. C. PENNEY COMPANY, INC.
CLASSIC DIRECTIONS	Taiwan	080041961 9/13/91	00563892 7/1/92	J. C. PENNEY COMPANY, INC.
CLASSIC DIRECTIONS	Taiwan	074004248 1/30/85	00296191 9/1/85	J. C. PENNEY COMPANY, INC.

32

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
COMFORT CLUB	Taiwan	080041965 9/13/91	00553038 3/1/92	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	070018274 6/15/81	00189623 9/16/82	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000050733 4/8/71	00050733 1/1/72	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000050405 4/8/71	00050405 1/1/72	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000050740 4/8/71	00050740 1/1/72	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000050027 4/7/71	00050027 12/1/71	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000067250 2/16/71	00067250 1/1/74	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039632 6/23/69	00039632 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000040060 6/23/69	00040060 4/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039544 6/23/69	00039544 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000040234 6/23/69	00040234 4/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039547 6/23/69	00039547 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039747 6/23/69	00039747 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039671 6/23/69	00039671 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039556 6/23/69	00039556 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039675 6/23/69	00039675 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039641 6/23/69	00039641 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039751 6/23/69	00039751 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000040209 6/23/69	00040209 4/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000040211 6/23/69	00040211 4/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000040187 6/23/69	00040187 4/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039578 6/23/69	00039578 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039745 6/23/69	00039745 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000040070 6/23/69	00040070 4/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039744 6/23/69	00039744 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039629 6/23/69	00039629 3/1/70	J. C. PENNEY COMPANY, INC.

33

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
Design Only	Taiwan	000039626 6/23/69	00039626 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000040255 6/23/69	00040255 4/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039752 6/23/69	00039752 3/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000039939 6/23/69	00039939 4/1/70	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000036219 9/9/68	00036219 7/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035555 8/26/68	00035555 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035802 8/7/68	00035802 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000036085 8/7/68	00036085 7/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035302 8/7/68	00035302 5/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035179 8/7/68	00035179 5/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035544 8/7/68	00035544 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035176 8/7/68	00035176 5/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035698 8/7/68	00035698 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035582 8/7/68	00035582 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035206 8/7/68	00035206 5/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035256 8/7/68	00035256 5/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035620 8/7/68	00035620 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035301 8/7/68	00035301 5/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035496 8/7/68	00035496 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035804 8/7/68	00035804 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035833 8/7/68	00035833 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035783 8/7/68	00035783 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035652 8/7/68	00035652 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035305 8/7/68	00035305 5/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035813 8/7/68	00035813 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035806 8/7/68	00035806 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035800 8/7/68	00035800 6/1/69	J. C. PENNEY COMPANY, INC.

34

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
Design Only	Taiwan	000035808 8/7/68	00035808 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035248 8/7/68	00035248 5/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035815 8/7/68	00035815 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035774 8/7/68	00035774 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035193 8/7/68	00035193 5/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035803 8/7/68	00035803 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035703 8/7/68	00035703 6/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000034227 6/3/68	00034227 2/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000034464 6/3/68	00034464 3/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000035300 6/3/68	00035300 5/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000034739 6/3/68	00034739 4/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000034933 6/3/68	00034933 4/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000034083 6/3/68	00034083 2/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000034033 4/15/68	00034033 2/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033760 4/15/68	00033760 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033551 4/15/68	00033551 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033755 4/15/68	00033755 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033756 4/15/68	00033756 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000034216 4/15/68	00034216 2/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033660 4/15/68	00033660 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033657 4/15/68	00033657 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000034168 4/15/68	00034168 2/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033520 4/15/68	00033520 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033548 4/15/68	00033548 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000034123 4/15/68	00034123 2/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033862 4/13/68	00033862 1/1/69	J. C. PENNEY COMPANY, INC.

35

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
Design Only	Taiwan	000033705 4/13/68	00033705 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033873 4/13/68	00033873 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033848 4/13/68	00033848 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033732 4/11/68	00033732 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033749 4/11/68	00033749 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033811 4/11/68	00033811 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033731 4/8/68	00033731 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000034206 4/8/68	00034206 2/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033730 4/8/68	00033730 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033759 4/8/68	00033759 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033661 4/8/68	00033661 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033585 4/8/68	00033585 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033753 4/8/68	00033753 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000033748 4/1/68	00033748 1/1/69	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000023041 9/13/65	00023041 7/1/66	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000022931 9/13/65	00022931 7/1/66	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000022920 9/13/65	00022920 7/1/66	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000022921 9/13/65	00022921 7/1/66	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000022930 9/13/65	00022930 7/1/66	J. C. PENNEY COMPANY, INC.
Design Only	Taiwan	000023042 9/3/65	00023042 7/1/66	J. C. PENNEY COMPANY, INC.
DIVIDENDS	Taiwan	078056350 12/15/89	00488650 7/1/90	J. C. PENNEY COMPANY, INC.
ELIZABETH GRAY	Taiwan	080041972 9/13/91	00552683 3/1/92	J. C. PENNEY COMPANY, INC.
ELIZABETH GRAY	Taiwan	080041971 9/13/91	00549524 2/1/92	J. C. PENNEY COMPANY, INC.
EXECUTIVE QUARTERS	Taiwan	080041962 9/13/91	00553126 3/1/92	J. C. PENNEY COMPANY, INC.
FOX	Taiwan	070018275 6/15/81	00189622 9/16/82	J. C. PENNEY COMPANY, INC.
GENTRY	Taiwan	074004948 2/2/85	00298329 9/16/85	J. C. PENNEY COMPANY, INC.
GLENBROOKE	Taiwan	078004390 1/31/89	00456061 10/1/89	J. C. PENNEY COMPANY, INC.

36

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
GLENBROOKE	Taiwan	000034159 4/11/68	00034159 2/1/69	J. C. PENNEY COMPANY, INC.
GREAT CONNECTIONS	Taiwan	080041959 9/13/91	00553125 3/1/92	J. C. PENNEY COMPANY, INC.
GREAT CONNECTIONS	Taiwan	074004250 1/30/85	00296186 9/1/85	J. C. PENNEY COMPANY, INC.
HUNT CLUB	Taiwan	070037649 11/9/81	00391114 2/16/88	J. C. PENNEY COMPANY, INC.
JACQUELINE FERRAR	Taiwan	080041969 9/13/91	00553041 3/1/92	J. C. PENNEY COMPANY, INC.
JACQUELINE FERRAR	Taiwan	078056349 12/15/89	00488649 7/1/90	J. C. PENNEY COMPANY, INC.
JACQUELINE FERRAR	Taiwan	078056348 12/15/89	00491423 7/16/90	J. C. PENNEY COMPANY, INC.
JC PENNEY	Taiwan	082017350 4/21/93	00621762 11/16/93	J. C. PENNEY COMPANY, INC.
JCPENNEY	Taiwan	082017349 4/21/93	00625457 12/16/93	J. C. PENNEY COMPANY, INC.
JCPENNEY	Taiwan	080033858 7/29/91	00058219 7/16/92	J. C. PENNEY COMPANY, INC.
JCPENNEY	Taiwan	000050464 4/8/71	00050464 1/1/72	J. C. PENNEY COMPANY, INC.
JCPENNEY	Taiwan	000050744 4/8/71	00050744 1/1/72	J. C. PENNEY COMPANY, INC.
JCPENNEY	Taiwan	000050727 4/8/71	00050727 1/1/72	J. C. PENNEY COMPANY, INC.
JCPENNEY	Taiwan	000050707 4/8/71	00050707 1/1/72	J. C. PENNEY COMPANY, INC.
JCPENNEY	Taiwan	000050496 4/8/71	00050496 1/1/72	J. C. PENNEY COMPANY, INC.
JT BECKETT	Taiwan	080041970 9/13/91	00552889 3/1/92	J. C. PENNEY COMPANY, INC.
KOBE	Taiwan	078056360 12/15/89	00495017 8/16/90	J. C. PENNEY COMPANY, INC.
KOBE PROFESSIONAL	Taiwan	078056359 12/15/89	00495065 8/16/90	J. C. PENNEY COMPANY, INC.
LIZ BAKER	Taiwan	074004240 1/30/85	00296187 9/1/85	J. C. PENNEY COMPANY, INC.
MCS SERIES	Taiwan	078056356 12/15/89	00497461 9/1/90	J. C. PENNEY COMPANY, INC.
MIXED BLUES	Taiwan	080041977 9/13/91	00552891 3/1/92	J. C. PENNEY COMPANY, INC.
MIXED BLUES	Taiwan	080041978 9/13/91	00553043 3/1/92	J. C. PENNEY COMPANY, INC.
MOSS CREEK TRADER	Taiwan	078056362 12/15/89	00488654 7/1/90	J. C. PENNEY COMPANY, INC.
NEW MOVES	Taiwan	080041975 9/13/91	00553042 3/1/92	J. C. PENNEY COMPANY, INC.
PENNCREST	Taiwan	078004386 1/31/89	00453221 9/1/89	J. C. PENNEY COMPANY, INC.
PENNCREST	Taiwan	078004387 1/31/89	00451355 8/16/89	J. C. PENNEY COMPANY, INC.

37

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
PENNCREST	Taiwan	000034239 4/13/68	00034239 2/1/69	J. C. PENNEY COMPANY, INC.
PINWHEELS	Taiwan	080041967 9/13/91	00553040 3/1/92	J. C. PENNEY COMPANY, INC.
PLAIN POCKET	Taiwan	070018878 6/18/81	00175764 4/1/82	J. C. PENNEY COMPANY, INC.
RAFFERTY	Taiwan	080041979 9/13/91	00552892 3/1/92	J. C. PENNEY COMPANY, INC.
RAFFERTY	Taiwan	080041980 9/13/91	00553044 3/1/92	J. C. PENNEY COMPANY, INC.
ST JOHN S BAY	Taiwan	078056345 12/15/89	00488857 7/1/90	J. C. PENNEY COMPANY, INC.
SUNDAZZLERS	Taiwan	078056355 12/15/89	00489405 7/1/90	J. C. PENNEY COMPANY, INC.
SUTTON PLAZA	Taiwan	074004241 1/30/85	00296262 9/1/85	J. C. PENNEY COMPANY, INC.
THE FOX COLLECTION	Taiwan	078057665 12/22/89	00496253 9/1/90	J. C. PENNEY COMPANY, INC.
THE FOX COLLECTION	Taiwan	078057666 12/22/89	00491580 7/16/90	J. C. PENNEY COMPANY, INC.
TODDLETIME	Taiwan	078004392 1/31/89	00452320 9/1/89	J. C. PENNEY COMPANY, INC.
TODDLETIME	Taiwan	078004395 1/31/89	00454328 9/16/89	J. C. PENNEY COMPANY, INC.
TODDLETIME	Taiwan	078004394 1/31/89	00448439 7/16/89	J. C. PENNEY COMPANY, INC.
TODDLETIME	Taiwan	078004393 1/31/89	00454139 9/16/89	J. C. PENNEY COMPANY, INC.
TODDLETIME	Taiwan	000034169 4/8/68	00034169 2/1/69	J. C. PENNEY COMPANY, INC.
TOODLETIME	Taiwan	000034124 4/8/68	00034124 2/1/69	J. C. PENNEY COMPANY, INC.
TOWNCRAFT	Taiwan	078004391 1/31/89	00454190 9/16/89	J. C. PENNEY COMPANY, INC.
TRACK COURT	Taiwan	082036813 7/28/93	00632543 2/16/94	J. C. PENNEY COMPANY, INC.
TRACK COURT	Taiwan	082017358 4/21/93	00618554 11/1/93	J. C. PENNEY COMPANY, INC.
TRACK COURT	Taiwan	074004245 1/30/85	00296188 9/1/85	J. C. PENNEY COMPANY, INC.
VANDEMERE	Taiwan	078056347 12/15/89	00488648 7/1/90	J. C. PENNEY COMPANY, INC.
WHISPER STEPS	Taiwan	080041966 9/13/91	00553039 3/1/92	J. C. PENNEY COMPANY, INC.
WINDSOR BAY	Taiwan	070018876 6/18/81	00175763 4/1/82	J. C. PENNEY COMPANY, INC.

38

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
WORTHINGTON	Taiwan	078056352 12/15/89	00488652 7/1/90	J. C. PENNEY COMPANY, INC.
925	Taiwan	084031982 6/27/95	00720810 7/1/96	J. C. PENNEY CORPORATION, INC.
A N A A NEW APPROACH	Taiwan	095019428 4/18/06	01238306 11/16/06	J. C. PENNEY CORPORATION, INC.
AMBRIELLE	Taiwan	095019424 4/18/06	01240614 12/1/06	J. C. PENNEY CORPORATION, INC.
ARIZONA	Taiwan	084015188 1/4/96	00740729 12/16/96	J. C. PENNEY CORPORATION, INC.
AZ	Taiwan	086060775 11/28/97	00836440 1/16/99	J. C. PENNEY CORPORATION, INC.
AZ ARIZONA JEAN CO	Taiwan	088047885 9/29/99	00926391 1/16/01	J. C. PENNEY CORPORATION, INC.
BODY TOUCHES BY DELICATES	Taiwan	088047886 9/29/99	00924172 1/16/01	J. C. PENNEY CORPORATION, INC.
BRIGHT FUTURE	Taiwan	082017345 4/21/93	00626300 1/1/94	J. C. PENNEY CORPORATION, INC.
CABIN CREEK	Taiwan	087042559 8/28/98	00868491 9/16/99	J. C. PENNEY CORPORATION, INC.
CABIN CREEK	Taiwan	080041964 9/13/91	00553037 3/1/92	J. C. PENNEY CORPORATION, INC.
CHRISTIE JILL	Taiwan	087042560 8/28/98	00868240 9/16/99	J. C. PENNEY CORPORATION, INC.
CITY STREETS	Taiwan	084044538 9/1/95	00728722 9/16/96	J. C. PENNEY CORPORATION, INC.
DELICATES SPA	Taiwan	088047887 9/29/99	00922014 1/1/01	J. C. PENNEY CORPORATION, INC.
EAST FIFTH	Taiwan	095019425 4/18/06	01238305 11/16/06	J. C. PENNEY CORPORATION, INC.
FASHION INFLUENCES	Taiwan	086060774 1/20/99	00889853 4/16/00	J. C. PENNEY CORPORATION, INC.
FLIRTITUDE	Taiwan	095019422 4/18/06	01239449 12/1/06	J. C. PENNEY CORPORATION, INC.
HUNT CLUB	Taiwan	090047339 11/20/01	01037852 3/16/03	J. C. PENNEY CORPORATION, INC.

39

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
JC PENNEY	Taiwan	082017348 4/21/93	00655878 9/16/94	J. C. PENNEY CORPORATION, INC.
JC PENNEY HOME COLLECTION	Taiwan	086061238 12/2/97	00881709 2/1/00	J. C. PENNEY CORPORATION, INC.
JC PENNEY HOME COLLECTION	Taiwan	091037499 9/11/02	01063776 11/1/03	J. C. PENNEY CORPORATION, INC.
JC PENNEY HOME COLLECTION	Taiwan	091037497 9/11/02	01055907 9/1/03	J. C. PENNEY CORPORATION, INC.
JC PENNEY HOME COLLECTION	Taiwan	087006828 2/18/98	00845910 4/1/99	J. C. PENNEY CORPORATION, INC.
JC PENNEY HOME COLLECTION	Taiwan	086061239 12/2/97	00841993 3/1/99	J. C. PENNEY CORPORATION, INC.
JC PENNEY HOME COLLECTION	Taiwan	086061240 12/2/97	00843990 3/16/99	J. C. PENNEY CORPORATION, INC.
JCPENNEY	Taiwan	093001541 1/14/04	01122316 10/1/04	J. C. PENNEY CORPORATION, INC.
JCPENNEY	Taiwan	000050505 4/8/71	00050505 1/1/72	J. C. PENNEY CORPORATION, INC.
JCPENNEY	Taiwan	000050528 4/8/71	00050528 1/1/72	J. C. PENNEY CORPORATION, INC.
JCPENNEY HOME COLLECTION	Taiwan	091037500 9/11/02	01051190 7/16/03	J. C. PENNEY CORPORATION, INC.
JCPENNEY HOME COLLECTION	Taiwan	091037498 9/11/02	01051102 7/16/03	J. C. PENNEY CORPORATION, INC.
JF J FERRAR	Taiwan	089055516 9/30/00	00990666 3/16/02	J. C. PENNEY CORPORATION, INC.
LITTLE ARIZONA	Taiwan	087042561 8/28/98	00868241 9/16/99	J. C. PENNEY CORPORATION, INC.

40

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
MIXIT	Taiwan	086060776 11/28/97	00836441 1/16/99	J. C. PENNEY CORPORATION, INC.
OKIE DOKIE	Taiwan	082017355 5/11/93	00620838 11/16/93	J. C. PENNEY CORPORATION, INC.
OKIE DOKIE	Taiwan	082017354 5/11/93	00626302 1/1/94	J. C. PENNEY CORPORATION, INC.
OPTIONS BY STAFFORD	Taiwan	086060777 11/28/97	00827264 11/16/98	J. C. PENNEY CORPORATION, INC.
PROTOCOL	Taiwan	080041963 9/13/91	00553127 3/1/92	J. C. PENNEY CORPORATION, INC.
ST JOHN S BAY	Taiwan	078056346 12/15/89	00488778 7/1/90	J. C. PENNEY CORPORATION, INC.
ST JOHN S BAY SAINTJOHN S BAY	Taiwan	074004243 1/30/85	00296189 9/1/85	J. C. PENNEY CORPORATION, INC.
ST JOHN S BAY ST JOHN S BAY ST JOHN S BAY	Taiwan	087042562 8/28/98	00868492 9/16/99	J. C. PENNEY CORPORATION, INC.
ST JOHN SBAY SJB	Taiwan	094011583 3/16/05	01175887 10/1/05	J. C. PENNEY CORPORATION, INC.
STAFFORD	Taiwan	072037259 9/7/83	00237566 3/1/84	J. C. PENNEY CORPORATION, INC.
STAFFORD EXECUTIVE	Taiwan	078056358 12/15/89	00488779 7/1/90	J. C. PENNEY CORPORATION, INC.
THE ORIGINAL ARIZONA JEAN COMPANY	Taiwan	084015182 4/1/95	00726151 9/1/96	J. C. PENNEY CORPORATION, INC.
THE ORIGINAL ARIZONA JEAN COMPANY	Taiwan	084015184 4/1/95	00711369 3/16/96	J. C. PENNEY CORPORATION, INC.
THE ORIGINAL ARIZONA JEAN COMPANY	Taiwan	084015183 4/1/95	00086805 12/1/96	J. C. PENNEY CORPORATION, INC.
THE ORIGINAL ARIZONA JEAN COMPANY	Taiwan	084015185 4/1/95	00722455 7/16/96	J. C. PENNEY CORPORATION, INC.
THE ORIGINAL ARIZONA JEAN COMPANY AZ	Taiwan	084015186 4/1/95	00711313 3/16/96	J. C. PENNEY CORPORATION, INC.

41

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
THE ORIGINAL ARIZONA JEAN COMPANY AZ	Taiwan	084015187 4/1/95	00086688 12/1/96	J. C. PENNEY CORPORATION, INC.
THE ORIGINAL ARIZONA JEAN COMPANY AZ	Taiwan	084015189 4/1/95	00726149 9/1/96	J. C. PENNEY CORPORATION, INC.
TOWNCRAFT	Taiwan	078004388 1/31/89	00454138 9/16/89	J. C. PENNEY CORPORATION, INC.
TOWNCRAFT	Taiwan	078004389 1/31/89	00456060 10/1/89	J. C. PENNEY CORPORATION, INC.
UNDERESCORE	Taiwan	087042563 8/28/98	00868242 9/16/99	J. C. PENNEY CORPORATION, INC.
WORTHINGTON	Taiwan	080041960 9/13/91	00553036 3/1/92	J. C. PENNEY CORPORATION, INC.
J C P	Venezuela	1971-002059 1/1/71	F068560 4/21/72	J. C. PENNEY COMPANY, INC.

(F)	Trademark Licenses

Licensor	Licensee	Marks Licensed	Type of License
L.C. Licensing, Inc.*	Eastman Footwear Corp.	Most recent licensed marks: Claiborne Concepts by Claiborne Axcess	Grant includes a license to manufacture, advertise, merchandise, promote, sell, and distribute
Liz Claiborne, Inc., Liz Claiborne Cosmetics, Inc., L.C. Licensing, Inc., Juicy Couture, Inc. and Lucky Brand Dungarees, Inc. (collectively, “Licensor”)*	Elizabeth Arden, Inc. (“Licensee”)	The term “Licensed Marks” means LIZ CLAIBORNE, LIZ CLAIBORNE NEW YORK, CLAIBORNE, and LIZ (“Liz Stand-Alone Marks”), Liz Combination Marks (Marks incorporating a Liz Stand-Alone Mark with a Non-Liz Mark (e.g. CURVE, BORA BORA, MAMBO etc.) and Juicy Couture, Kate Spade and other marks not involved in the contemplated transaction

Licensor grants to Licensee an exclusive, royalty-bearing license to use the Licensed Marks to manufacture, market, advertise, promote, sell and distribute the licensed products to all accounts where prestige fragrance products are sold worldwide.

Notwithstanding anything to the contrary Licensor grants to Licensee an exclusive, fully-paid, royalty-free license to use the Liz Combination Marks to manufacture, market, advertise, promote, sell and distribute Licensed Products bearing the Liz Combination Marks (but not Licensed Marks without the Non-Liz Marks) to all accounts where prestige fragrances are sold worldwide.

L.C. Licensing, Inc.*	The Levy Group	(1) Liz Claiborne (2) Elisabeth (3) Claiborne (each of (1), (2), and (3) in a certain type style and typeface)	Exclusive license to use each licensed mark (other than Elisabeth and Liz Claiborne Woman) as a trademark in connection with the manufacture, advertising, merchandising, promotion, sale and distribution to the trade.

42

Licensor	Licensee	Marks Licensed	Type of License

(4) Crazy Horse

(5) First Issue

(6) Liz Sport

(7) Liz Claiborne Woman

(8) Composites for Claiborne

(9) Axcess

(10) Sudio by Liz Claiborne

(11) Liz Claiborne Lizwear

(12) Studio – A Claiborne Company

(13) Composites by Liz Claiborne

(14) Composites – A Claiborne Company

(15) Classics by Liz Claiborne

(16) Classics – A Claiborne Company

Mars, Incorporated*	Monet International, Inc.	3 Musketeers M&M’S Various pictorial and logo representations of M&M’S Milky Way Snickers Skittles Starburst	Limited, nonexclusive, non-transferrable right to use marks in connection with design, manufacturing, promotion, distribution, and sale of licensed products through licensed trade channels. Products can be co-branded with other Liz associated marks. Liz Claiborne is the licensee.
Liz Claiborne, Inc. (“Company”)*	QVC	LIZ CLAIBORNE NEW YORK (the “Mark”)	Company grants to QVC during the term, both exclusive and non-exclusive licenses in various territories to promote certain identified products using the Mark
Licensing, Inc.*	Safilo, USA	Liz Claiborne Claiborne Villager Crazy Horse First Issue Axcess Lizwear Juicy Couture (limited to Canada and USA) Liz & Co. Concepts by Claiborne Composites	Exclusive license to use each licensed mark in the territory as trademarks in connection with the manufacture, advertising, merchandising, promotion, sale and distribution of approved LC merchandise to approved customers
L.C. Licensing, Inc.*	Swank, Inc.	Axcess Claiborne Claiborne by John Bartlett Concepts by Claiborne	Exclusive license to use licensed marks in the territory as trademarks in connection with the manufacture, advertising, merchandising, promotion, sale and distribution of approved merchandise to approved customers
Liz Claiborne, Inc. and L.C. Licensing, Inc.*	Canada, Inc. d/b/a Future Fashions	Liz Claiborne Claiborne Liz Wear Liz Sport	License to use licensed marks in the territory as trademarks in connection with the manufacture, advertising, merchandising, promotion, sale and distribution of approved licensed merchandise to approved customers

43

Licensor	Licensee	Marks Licensed	Type of License
Liz Golf Liz & Co. Liz Studio Concepts by Claiborne Axcess
L.C. Licensing, Inc.*	Charles Komar & Sons, Inc.	Liz Claiborne Liz Claiborne Woman Lizwear Liz & Co Axcess Villager	Exclusive license to use licensed marks in the territory as trademarks in connection with the manufacture, advertising, merchandising, promotion, sale and distribution of approved merchandise to approved customers
J. C. Penney Corporation, Inc. (“Purchaser”)	Liz Claiborne, Inc. (“Seller”)	Lizwear Liz Claiborne New York LCNY	Purchaser grants to Seller a royalty free reverse license with respect to certain acquired trademarks, as part of the acquisition.

*	J. C. Penney Corporation acquired the Trademarks referred to herein subject to the Trademark licenses referred to herein, which are continuing pursuant to the terms of the underlying license agreements.

(G)	Trade Secret Licenses

None.

44

APPENDIX A

[see attached]

45

This list contains titles in document V3608D709

Document title: Earring & 496 other titles.

The complete document is: V3608 D709 P1-17

List of titles:

001	Earring. Style no 9920. VA000063448.
002	Optimal earring: no 05005. VA0000234622.
003	Optimal necklace: no 08050. VA0000234621.
004	Harp pin with rhinestones: no 47686-G/CRY. VA0000757611.
005	Christmas tree pin: no 47412. VA0000825387.
006	Christmas tree pin with rhinestones: 47412-GCRY. VA0000764458.
007	Flower swirl pin with rhinestones in center: 47418-G/CRY. VA0000757612.
008	Snowflake pin with rhinestones: no 47414-G/CRY. VA0000757610.
009	14K earwire: no 38046. VA0000825395.
010	14K gold filled earwires: no 45370. VA0000867887.
011	14K gold filled earwires: no 45651. VA0000867888.
012	14K gold filled earwires: no 92839. VA0000867894.
013	14K gold filled earwires: no 93658. VA0000867896.
014	14K gold posts: no 65844. VA0000858780.
015	34882. VA0000825327.
016	36697. VA0000825321.
017	36766. VA0000825322.
018	37191. VA0000825363.
019	45165. VA0000867947.
020	45360. VA0000867923.
021	45409PE. VA0000878073.
022	45840. VA0000878071.
023	45843. VA0000878070.
024	45854. VA0000867585.
025	45855. VA0000867906.
026	45856. VA0000867587.
027	45857. VA0000867586.
028	45860. VA0000867865.
029	45861. VA0000867956.
030	45862. VA0000867588.
031	45866. VA0000867922.

032	45869. VA0000867907.
033	45882. VA0000867898.
034	45886. VA0000867867.
035	45892. VA0000867921.
036	45893. VA0000867948.
037	45894. VA0000867869.
038	45897. VA0000867920.
039	45898. VA0000867955.
040	45902. VA0000878083.
041	45905. VA0000867895.
042	46165. VA0000878077.
043	46242. VA0000878072.
044	49386. VA0000878084.
045	Bracelet: no 36186. VA0000842970.
046	Bracelet: no 37179. VA0000842919.
047	Bracelet: no 37578. VA0000843077.
048	Bracelet: no 39944. VA0000858778.
049	Bracelet: no 44273. VA0000842981.
050	Bracelet: no 44761. VA0000858785.
051	Bracelet: no 45393. VA0000842987.
052	Bracelet: no 45394. VA0000843107.
053	Bracelet: no 45580. VA0000842855.
054	Bracelet: no 45596. VA0000842853.
055	Bracelet: no 65064. VA0000842980.
056	Bracelet: no 65183. VA0000843101.
057	Bracelet: no 65259. VA0000842969.
058	Bracelet: no 65260. VA0000842893.
059	Bracelet: no 65261. VA0000842922.
060	Bracelet: no 65395. VA0000858763.
061	Bracelet: no 66258. VA0000843096.
062	Bracelet: no 92626. VA0000843085.
063	Bracelet: no 92632. VA0000843076.
064	Bracelet: style no 37562. VA0000842996.
065	Bracelet: style no 65196. VA0000843084.
066	Charm: style no 45863. VA0000867910.
067	Charms: style no 45852. VA0000867957.
068	Charms: style no 45858. VA0000867945.

069	Charms: style no 45879. VA0000867946.
070	Charms: style no 45895. VA0000867584.
071	Charms: style no 45896. VA0000867583.
072	Charms: style no 45904. VA0000867873.
073	Clip earring: no 41599. VA0000825388.
074	Clip earring: no 41655. VA0000843087.
075	Clip earring: no 41919. VA0000842844.
076	Clip earring: no 45379. VA0000842858.
077	Clip earring: no 45381. VA0000842907.
078	Clip earring: no 45415. VA0000842912.
079	Clip earring: no 45416. VA0000842983.
080	Clip earring: no 45635. VA0000842918.
081	Clip earring: no 45658. VA0000842854.
082	Clip earring: no 45724. VA0000842992.
083	Clip earring: no 65284. VA0000842917.
084	Clip earring: no 66279. VA0000842840.
085	Clip earring: no 66280. VA0000842998.
086	Clip earring: style no 45401. VA0000843090.
087	Clip earring: style no 45402. VA0000842847.
088	Clip earring: style no 45411. VA0000842900.
089	Clip earring: style no 45412. VA0000842904.
090	Clip earring: style no 46395. VA0000878092.
091	Clip earring: style no 45633. VA0000842994.
092	Clips: no 92675. VA0000867952.
093	Clips: no 93385. VA0000867893.
094	Clips: no 93692. VA0000867897.
095	Comfort clips: no 64340. VA0000867890.
096	Earwires: no 44768. VA0000843089.
097	Earwires: no 45371. VA0000842841.
098	Earwires: no 41917. VA0000842843.
099	Earwires: no 45404. VA0000842903.
100	Earwires: no 45406. VA0000842842.
101	Earwires: no 65070. VA0000843088.
102	Earwires: no 65073. VA0000843073.
103	Luxury clips: no 45673. VA0000867954.
104	Luxury clips: no 45677. VA0000867915.
105	Monet 96’ holiday box. VA0000880959.

106	Monet clip earrings. VA0000825362.
107	Necklace: no 37142. VA0000842891.
108	Necklace: no 37148. VA0000842964.
109	Necklace: no 39919. VA0000858790.
110	Necklace: no 44242. VA0000842978.
111	Necklace: no 44754. VA0000843104.
112	Necklace: no 45345. VA0000842927.
113	Necklace: no 45346. VA0000843093.
114	Necklace: no 45348. VA0000842995.
115	Necklace: no 45349. VA0000842908.
116	Necklace: no 45351. VA0000842859.
117	Necklace: no 45353. VA0000842846.
118	Necklace: no 45356. VA0000842857.
119	Necklace: no 45357. VA0000842860.
120	Necklace: no 45382. VA0000843852.
121	Necklace: no 45383. VA0000842845.
122	Necklace: no 45383. VA0000842861.
123	Necklace: no 45384. VA0000842979.
124	Necklace: no 45392. VA0000842967.
125	Necklace: no 45616. VA0000843098.
126	Necklace: no 45618. VA0000842856.
127	Necklace: no 45638. VA0000842993.
128	Necklace: no 45639. VA0000842988.
129	Necklace: no 48048. VA0000907477.
130	Necklace: no 48104. VA0000907476.
131	Necklace: no 48123. VA0000907479.
132	Necklace: no 48181. VA0000907478.
133	Necklace: no 65052. VA0000842982.
134	Necklace: no 65055. VA0000842925.
135	Necklace: no 65058. VA0000842924.
136	Necklace: no 65250. VA0000842911.
137	Necklace: no 65258. VA0000843106.
138	Necklace: no 66249. VA0000842895.
139	Necklace: no 66250. VA0000843086.
140	Necklace: no 66251. VA0000842894.
141	Necklace: no 66252. VA0000843079.
142	Necklace: no 92500. VA0000842973.

143	Necklace: no 92600. VA0000842984.
144	Necklace: no 92606. VA0000842921.
145	Necklace: no 92612. VA0000842928.
146	Necklace: style no 44755. VA0000878088.
147	Necklace: style no 45385. VA0000842848.
148	Necklace: style no 45389. VA0000842965.
149	Necklace: style no 45619. VA0000842961.
150	Necklace: style no 45621. VA0000842976.
151	No 34367. VA0000825326.
152	No 34758. VA0000825354.
153	No 34889. VA0000825355.
154	No 35631. VA0000825324.
155	No 35635. VA0000825369.
156	No 35642. VA0000825325.
157	No 36180. VA0000825366.
158	No 36193. VA0000825353.
159	No 36531. VA0000825337.
160	No 36538. VA0000825329.
161	No 36642. VA0000825336.
162	No 36660. VA0000825323.
163	No 36679. VA0000825367.
164	No 36694. VA0000825365.
165	No 36694. VA0000825317.
166	No 36696. VA0000825340.
167	No 36703. VA0000825314.
168	No 36704. VA0000825319.
169	No 36708. VA0000825318.
170	No 36710. VA0000825338.
171	No 36747. VA0000825315.
172	No 36762. VA0000825313.
173	No 36773. VA0000825316.
174	No 36777. VA0000825320.
175	No 37141. VA0000825364.
176	No 37146. VA0000825368.
177	No 37561. VA0000825345.
178	No 37574. VA0000825335.
179	No 37579. VA0000825346.

180	No 37964. VA0000825374.
181	No 37965. VA0000825349.
182	No 37967. VA0000825356.
183	No 37968. VA0000825351.
184	No 37969. VA0000825373.
185	No 37973. VA0000825376.
186	No 37975. VA0000825352.
187	No 38007. VA0000825375.
188	No 38045. VA0000825359.
189	No 38048. VA0000825361.
190	No 38053. VA0000825360.
191	No 38434. VA0000825378.
192	No 38434. VA0000825378.
193	No 39527. VA0000825384.
194	No 39600. VA0000858779.
195	No 39602. VA0000858809.
196	No 39603. VA0000858827.
197	No 39604. VA0000858839.
198	No 39606. VA0000825380.
199	No 39920. VA0000858757.
200	No 39925. VA0000858765.
201	No 39927. VA0000858801.
202	No 39936. VA0000858833.
203	No 39938. VA0000858755.
204	No 39954. VA0000858811.
205	No 39999. VA0000825382.
206	No 41577. VA0000825377.
207	No 41600. VA0000858840.
208	No 41648. VA0000825383.
209	No 41745. VA0000858802.
210	No 41826. VA0000858804.
211	No 41916. VA0000825381.
212	No 44246. VA0000858775.
213	No 44247. VA0000858805.
214	No 44292. VA0000858813.
215	No 44338. VA0000858808.
216	No 44340. VA0000858756.

217	No 44360. VA0000858814.
218	No 44376. VA0000858803.
219	No 44424. VA0000858760.
220	No 44629. VA0000825312.
221	No 44689. VA0000825344.
222	No 44700. VA0000825342.
223	No 44705. VA0000825358.
224	No 44748. VA0000858838.
225	No 44752. VA0000825370.
226	No 44754. VA0000858752.
227	No 44759. VA0000858841.
228	No 44763. VA0000858789.
229	No 44764. VA0000858842.
230	No 44771. VA0000858843.
231	No 44778. VA0000858754.
232	No 44784. VA0000858835.
233	No 44785. VA0000858831.
234	No 44835. VA0000867908.
235	No 44844. VA0000858819.
236	No 44845. VA0000858847.
237	No 44847. VA0000858786.
238	No 44848. VA0000858766.
239	No 45215. VA0000858788.
240	No 45283. VA0000858753.
241	No 45305. VA0000825343.
242	No 45344. VA0000858816.
243	No 45358. VA0000867918.
244	No 45359. VA0000867881.
245	No 45361. VA0000867837.
246	No 45362. VA0000867879.
247	No 45363. VA0000867592.
248	No 45364. VA0000867591.
249	No 45365. VA0000867878.
250	No 45366. VA0000867868.
251	No 45367. VA0000867839.
252	No 45369. VA0000867875.
253	No 45374. VA0000867582.

254	No 45375. VA0000867880.
255	No 45376. VA0000867876.
256	No 45377. VA0000867838.
257	No 45378. VA0000867593.
258	No 45380. VA0000867874.
259	No 45418. VA0000867849.
260	No 45422. VA0000867886.
261	No 45423. VA0000867848.
262	No 45427. VA0000867850.
263	No 45428. VA0000867843.
264	No 45435. VA0000867842.
265	No 45433. VA0000867913.
266	No 45434. VA0000867844.
267	No 45437. VA0000867589.
268	No 45579. VA0000867903.
269	No 45590. VA0000867914.
270	No 45624. VA0000848334.
271	No 45652. VA0000867851.
272	No 45670. VA0000867949.
273	No 45674. VA0000867950.
274	No 45867. VA0000867863.
275	No 45903. VA0000867861.
276	No 46167. VA0000867862.
277	No 64794. VA0000825331.
278	No 64798. VA0000825328.
279	No 64800. VA0000825333.
280	No 64801. VA0000825347.
281	No 64802. VA0000825332.
282	No 64803. VA0000825330.
283	No 64804. VA0000858758.
284	No 64808. VA0000825334.
285	No 65062. VA0000848333.
286	No 65197. VA0000825341.
287	No 65251. VA0000825357.
288	No 65380. VA0000858782.
289	No 65381. VA0000858821.
290	No 65388. VA0000858815.

291	No 65396. VA0000858849.
292	No 65400. VA0000858787.
293	No 65408. VA0000858825.
294	No 65414. VA0000858846.
295	No 65414. VA0000858823.
296	No 65448. VA0000858768.
297	No 65450. VA0000858783.
298	No 65452. VA0000858818.
299	No 65681. VA0000858824.
300	No 65753. VA0000858777.
301	No 65754. VA0000858806.
302	No 65755. VA0000858817.
303	No 65760. VA0000858836.
304	No 65762. VA0000858751.
305	No 65772. VA0000858812.
306	No 65773. VA0000858764.
307	No 65774. VA0000858851.
308	No 65776. VA0001018786.
309	No 65778. VA0000858769.
310	No 65779. VA0000858810.
311	No 65780. VA0000858822.
312	No 65782. VA0000858781.
313	No 65785. VA0000858807.
314	No 65787. VA0000858770.
315	No 65788. VA0000858776.
316	No 65789. VA0000858830.
317	No 65790. VA0000858837.
318	No 65830. VA0000858828.
319	No 65846. VA0000858829.
320	No 65847. VA0000858850.
321	No 65873. VA0000858784.
322	No 65874. VA0000867859.
323	No 65878. VA0000858845.
324	No 65879. VA0000858820.
325	No 65913. VA0000825372.
326	No 65914. VA0000825371.
327	No 66021. VA0000858852.

328	No 66026. VA0000858774.
329	No 66027. VA0000858826.
330	No 66028. VA0000858848.
331	No 66030. VA0000867912.
332	No 66031. VA0000858773.
333	No 66032. VA0000858844.
334	No 66033. VA0000858834.
335	No 66034. VA0000867872.
336	No 66045. VA0000858771.
337	No 66067. VA0000867866.
338	No 66069. VA0000867889.
339	No 66072. VA0000867961.
340	No 66073. VA0000867902.
341	No 92120. VA0000825385.
342	No 92130. VA0000825386.
343	No 92598. VA0000867835.
344	No 92604. VA0000867856.
345	No 92614. VA0000867857.
346	No 92616. VA0000867884.
347	No 92647. VA0000867882.
348	No 92649. VA0000867594.
349	No 92659. VA0000867845.
350	No 92677. VA0000867951.
351	No 92679. VA0000867891.
352	No 92691. VA0000867841.
353	No 92697. VA0000867871.
354	No 92705. VA0000867870.
355	No 92707. VA0000867853.
356	No 92709. VA0000867883.
357	No 92713. VA0000867858.
358	No 92717. VA0000867840.
359	No 92829. VA0000867846.
360	No 92835. VA0000867924.
361	No 92849. VA0000867854.
362	No 92851. VA0000867855.
363	No 92855. VA0000867860.
364	No 92865. VA0000867885.

365	No 93113. VA0000867836.
366	No 93141. VA0000867917.
367	No 93173. VA0000867909.
368	No 93253. VA0000867959.
369	No 93263. VA0000867579.
370	No 93281. VA0000867577.
371	No 93285. VA0000867578.
372	No 93289. VA0000867899.
373	No 93327. VA0000867580.
374	No 93331. VA0000867892.
375	No 93652. VA0000867864.
376	No 93678. VA0000867852.
377	No 93811. VA0000867847.
378	Pierced earring: no 34365. VA0000842991.
379	Pierced earring: no 37193. VA0000843069.
380	Pierced earring: no 41578. VA0000843082.
381	Pierced earring: no 41635. VA0000843105.
382	Pierced earring: no 41696. VA0000842986.
383	Pierced earring: no 41744. VA0000825393.
384	Pierced earring: no 45350. VA0000843081.
385	Pierced earring: no 45372. VA0000842906.
386	Pierced earring: no 45407. VA0000842959.
387	Pierced earring: no 45408. VA0000842901.
388	Pierced earring: no 45630. VA0000842909.
389	Pierced earring: no 45654. VA0000842905.
390	Pierced earring: no 45684. VA0000842997.
391	Pierced earring: no 48209. VA0000907475.
392	Pierced earring: no 49026. VA0000907480.
393	Pierced earring: no 65074. VA0000842914.
394	Pierced earring: no 65274. VA0000843074.
395	Pierced earring: no 92524. VA0000842916.
396	Pierced earring: no 92671. VA0000843094.
397	Pierced earring: no 93381. VA0000843071.
398	Pierced earring: no 93855. VA0000842926.
399	Pierced earring: style no 45399. VA0000842962.
400	Pierced earring: style no 45400. VA0000842897.
401	Pierced earring: style no 45403. VA0000842898.

402	Pierced earring: style no 45405. VA0000842902.
403	Pierced earring: style no 45413. VA0000842896.
404	Pierced earring: style no 45414. VA0000842899.
405	Pierced earring: style no 45628. VA0000842966.
406	Pierced earring: style no 45629. VA0000842989.
407	Pierced earring: style no 45632. VA0000842977.
408	Pierced earring: style no 45688. VA0000842985.
409	Pierced earring: style no 45692. VA0000842971.
410	Pierced earring: style no 66263. VA0000842849.
411	Pierced earring: style no 66275. VA0000842892.
412	Pin: no 34790. VA0000842850.
413	Pin: no 37184. VA0000842972.
414	Pin: no 37966. VA0000825392.
415	Pin: no 38008. VA0000825394.
416	Pin: no 39987. VA0000943103.
417	Pin: no 39988. VA0000858761.
418	Pin: no 39995. VA0000843083.
419	Pin: no 39998. VA0000858762.
420	Pin: no 45329. VA0000867916.
421	Pin: no 45396. VA0000843108.
422	Pin: no 45419. VA0000867904.
423	Pin: no 45420. VA0000867911.
424	Pin: no 45426. VA0000867901.
425	Pin: no 45429. VA0000867905.
426	Pin: no 45435. VA0000867900.
427	Pin: no 64799. VA0000842839.
428	Pin: no 65067. VA0000842923.
429	Pin: no 65068. VA0000842960.
430	Pin: no 65262. VA0000842963.
431	Pin: no 65263. VA0000842851.
432	Pin: no 65264. VA0000842968.
433	Pin: no 65399. VA0000842975.
434	Pin: no 65680. VA0000843070.
435	Pin: no 65777. VA0000843075.
436	Pin: no 65783. VA0000842929.
437	Pin: no 66260. VA0000843099.
438	Pin: no 66262. VA0000843078.

439	Pin: no 92638. VA0000842920.
440	Pin: no 92640. VA0000842910.
441	Pin: no 92642. VA0000843102.
442	Pin: no 92687. VA0000843100.
443	Pin: no 92693. VA0000842930.
444	Pin: no 92699. VA0000843080.
445	Pin: no 92711. VA0000842913.
446	Pin: no 93175. VA0000842974.
447	Pin: no 93287. VA0000867590.
448	Pin: no 93624. VA0000867919.
449	Pin: style no 34793. VA0000843072.
450	Pin: style no 45388. VA0000842915.
451	Pin: style no 45397. VA0000842990.
452	Pin: style no 45398. VA0000843091.
453	Pin: style no 45425. VA0000843092.
454	Pin: style no 45625. VA0000843095.
455	Pin: style no 92719. VA0000843097.
456	Sterling silver bracelet: style no 36671. VA0000825391.
457	Sterling silver clip earring: no 36765. VA0000825390.
458	Sterling silver pierced earring: no 36776. VA0000825389.
459	Style no 46241. VA0000878086.
460	Surgical steel earwires: no 41905. VA0000858767.
461	Surgical steel earwires: no 41907. VA0000858759.
462	Surgical steel earwires: no 41915. VA0000858772.
463	Surgical steel earwires: no 93293. VA0000867960.
464	Surgical steel eyewires: no 44726. VA0000825379.
465	Surgical steel posts: no 44773. VA0000858832.
466	Surgical steel posts: no 45368. VA0000867958.
467	Surgical steel posts: no 92644. VA0000867953.
468	Surgical steel posts: no 93301. VA0000867576.
469	Surgical steel posts: no 93305. VA0000867581.
470	Surgical steel posts: no 93674. VA0000867877.
471	47166. VA0000878082.
472	47253. vA0000878076.
473	47977BRAC. VA0000878075.
474	48320PE. VA0000878078.
475	49391. VA0000878069.

476	49393. VA0000878074.
477	49405. VA0000878081.
478	49414. VA0000878079.
479	49460, 14KPE. VA0000878080.
480	49465, 14KPE. va0000878085.
481	Charm: no 46166. VA0000878093.
482	Clip earring: style no 46403. VA0000878091.
483	Clip earring: style no 49368. VA0000878094.
484	Monet 96’ Mother’s Day box. VA0000880961.
485	Monet ‘97 national box. VA0000880957.
486	Necklace: style no 46390. VA0000878089.
487	Necklace: style no 48187. VA0000878087.
488	Necklace: style no 49534.
489	Pierced earring: style no 46409. VA0000878090.
490	Pin: style no 49403. VA0000878095.
491	23798. VA0001011016.
492	29141. VA0001011017.
493	29142. VA0001011016.
494	29143. VA0001011019.
495	29144. VA0001011020.
496	29145. VA0001011021.
497	29146. VA0001011022.

End of titles list for document V3608D709

This is not a legal document.

How to obtain a copy of a recorded document: http://www.copyright.gov/circs/circ06.pdf

U.S. Copyright Office

101 Independence Ave., S.E.

Washington, D.C. 20559-6000

(202) 707-3000

II. COMMERCIAL TORT CLAIMS

None.

III. RESERVED.

IV. AIRCRAFT, AIRCRAFT ENGINES AND PROPELLERS

Aircraft	Registration System	Jurisdiction	Liens or Encumbrances
Gulfstream G-IV – SP- Serial Number 1451	FAA Registry (N244J)	United States	Lease[1]
Gulfstream GIV-X (G450) –S/N 4159	FAA Registry (N451C)	United States	None
Gulfstream GIV-X (G450) –S/N 4192	FAA Registry (N1902P)	United States	None

Engines
Rolls Royce – TAY 611SER
Rolls Royce – TAY 611 – 8C
Rolls Royce – TAY 611 – 8C

Propellers

Any Propellers attached to the Aircraft (as defined in the Pledge and Security Agreement) as of May 22, 2013

[1]	This aircraft is presently leased to an unrelated third-party, Worldwide Jet Charter, LLC. pursuant to the terms of an Aircraft Lease Agreement dated on or about March 24, 2011. The extended term of the lease ends on June 22, 2013.

SCHEDULE 5.2-46

SCHEDULE 5.4 TO
PLEDGE AND SECURITY AGREEMENT

FINANCING STATEMENTS:

Grantor	Filing Jurisdiction(s)
J. C. Penney Company, Inc.	Delaware
J. C. Penney Corporation, Inc.	Delaware
J. C. Penney Purchasing Corporation	New York
JCP Real Estate Holdings, Inc.	Delaware
J. C. Penney Properties, Inc.	Delaware

SCHEDULE 5.4-1

SCHEDULE 5.5

TO PLEDGE AND SECURITY AGREEMENT

(see attached)

2

Equipment Locations

Store Number	Type/Use	Address	City	State
1	MAIN STORE	722 J.C. PENNEY DRIVE	KEMMERER	WY
4	MAIN STORE	990 22ND AVE S	BROOKINGS	SD
5	MAIN STORE	9501 ARLINGTON EXPY STE 105	JACKSONVILLE	FL
7	MAIN STORE	PO BOX 7126	AUBURN	NY
12	MAIN STORE	78 E MAIN ST	PRICE	UT
16	MAIN STORE	1170 CENTRAL AVE	DUNKIRK	NY
17	MAIN STORE	1425 S SANTA FE AVE	CHANUTE	KS
26	MAIN STORE	124 S MAIN ST	PENDLETON	OR
27	MAIN STORE	12300 SE 82ND AVE	PORTLAND	OR
30	MAIN STORE	14301 BURNHAVEN DR	BURNSVILLE	MN
43	MAIN STORE	621 MAIN ST	ALAMOSA	CO
44	MAIN STORE	3542 S MARYLAND PKWY	LAS VEGAS	NV
46	MAIN STORE	701 RICHMOND RD	RICHMOND HEIGHTS	OH
52	MAIN STORE	321 MAIN ST	FORT MORGAN	CO
55	MAIN STORE	4600 S MEDFORD DR STE 2000	LUFKIN	TX
56	MAIN STORE	413 DAKOTA AVE	WAHPETON	ND
58	MAIN STORE	2050 PONCE BY PASS STE 200	PONCE	PR
63	MAIN STORE	212 E 2ND ST	THE DALLES	OR
65	MAIN STORE	1309 ADAMS AVE	LA GRANDE	OR
67	MAIN STORE	500 LEHIGH VALLEY MALL	WHITEHALL	PA
89	MAIN STORE	2321 DAVE LYLE BLVD	ROCK HILL	SC
90	HOME STORE	4861 NORTH STONE	TUCSON	AZ
90	MAIN STORE	4530 N ORACLE RD	TUCSON	AZ
99	MAIN STORE	300 CROSS CREEK MALL MORGANTOWN RD AND 401 BY-PASS	FAYETTEVILLE	NC
102	MAIN STORE	9801 CORTANA PL	BATON ROUGE	LA
104	MAIN STORE	201-209 WEST C ST	MCCOOK	NE
106	MAIN STORE	401 NE NORTHGATE WAY STE 475	SEATTLE	WA
109	ADDITIONAL SPACE	1330 DUANE STREET	ASTORIA	OR
109	MAIN STORE	1343 COMMERCIAL ST	ASTORIA	OR
113	MAIN STORE	PO BOX 668	WILLISTON	ND
116	MAIN STORE	81 ROCKINGHAM PARK BLVD	SALEM	NH
120	MAIN STORE	301 WYOMING BLVD SE	CASPER	WY
129	MAIN STORE	600 S CARPENTER AVE	KINGSFORD	MI
130	MAIN STORE	601-635 HARRY L DR STE 99	JOHNSON CITY	NY
133	MAIN STORE	25 LILAC MALL (RT 125)	ROCHESTER	NH
135	MAIN STORE	344 V BUCKLAND HLS DR STE 7000	MANCHESTER	CT
141	MAIN STORE	1207 N COMMERCE	ARDMORE	OK
152	MAIN STORE	4835 PROMENADE PKWY	BESSEMER	AL
157	MAIN STORE	2180 S GILBERT RD	CHANDLER	AZ
161	MAIN STORE	5043 JIMMY LEE SMITH PKWY	HIRAM	GA
162	MAIN STORE	90 E LOCUST ST	CANTON	IL
163	MAIN STORE	800 FOXCROFT AVE STE 800	MARTINSBURG	WV
168	MAIN STORE	300 MONTGOMERY MALL	NORTH WALES	PA
170	MAIN STORE	720 N 12TH ST (US 641)	MURRAY	KY
171	MAIN STORE	10225 77TH ST	PLEASANT PRAIRIE	WI
174	LICENSE AGREEMENT	901 AVE OF THE AMERICAS STE137	NEW YORK	NY
174	MAIN STORE	100 W 33RD ST	NEW YORK	NY
178	MAIN STORE	333 MAIN ST STE 200	OAK RIDGE	TN
179	MAIN STORE	6051 SKILLMAN ST	DALLAS	TX
182	MAIN STORE	1800 DAISY ST EXT STE 2	CLEARFIELD	PA
183	MAIN STORE	2100 HAMILTON PLACE BLVD	CHATTANOOGA	TN
184	MAIN STORE	990 NW BLUE PKWY	LEES SUMMIT	MO
185	MAIN STORE	1150 W CARL SANDBURG DR	GALESBURG	IL
192	MAIN STORE	11801 FAIR OAKS MALL	FAIRFAX	VA
194	MAIN STORE	9100 MCHUGH DR STE 576	LANHAM	MD

Equipment Locations

Store Number	Type/Use	Address	City	State
195	MAIN STORE	63 SERRAMONTE CTR	DALY CITY	CA
196	MAIN STORE	222 S STATE ST	FAIRMONT	MN
197	MAIN STORE	SEND TO SL SHARED SERVICES CTR	BROOKLYN	NY
198	MAIN STORE	SEND TO SL SHARED SERVICES CTR	MONROE	NC
199	MAIN STORE	500 MONROEVILLE MALL	MONROEVILLE	PA
200	MAIN STORE	SEND TO SL SHARED SERVICES CTR	SEATTLE	WA
201	MAIN STORE	10101 E INDEPENDENCE BLVD	MATTHEWS	NC
202	MAIN STORE	1754 FRANKLIN MILLS CIR	PHILADELPHIA	PA
203	MAIN STORE	1067 W BALTIMORE PIKE US 1	MEDIA	PA
204	MAIN STORE	2700 POTOMAC MILLS CIR	WOODBRIDGE	VA
207	MAIN STORE	2500 W MORELAND RD	WILLOW GROVE	PA
209	MAIN STORE	3411 MERCHANT BLVD	ABINGDON	MD
211	MAIN STORE	3200 W EMPIRE MALL	SIOUX FALLS	SD
214	MAIN STORE	200 WESTERN AVE NW STE A	FARIBAULT	MN
217	MAIN STORE	14370 BEAR VALLEY RD	VICTORVILLE	CA
218	MAIN STORE	6020 E 82ND ST STE 700	INDIANAPOLIS	IN
219	MAIN STORE	3400 BELL AIR MALL	MOBILE	AL
220	MAIN STORE	1500 E WASHINGTON AVE	UNION GAP	WA
221	MAIN STORE	1155 CARLISLE ST	HANOVER	PA
225	MAIN STORE	2005 VETERANS BLVD	DUBLIN	GA
226	MAIN STORE	2200 S 10TH ST	MCALLEN	TX
231	MAIN STORE	10450 S STATE ST STE 2106	SANDY	UT
232	ADDITIONAL SPACE	4502 S STEELE	TACOMA	WA
232	MAIN STORE	4502 S STEELE STE 200	TACOMA	WA
237	MAIN STORE	3 ORLAND SQ DR	ORLAND PARK	IL
241	MAIN STORE	2000 RT 38 STE 1000	CHERRY HILL	NJ
244	MAIN STORE	1391 E HIGHLAND AVE STE 101	SELMA	AL
246	MAIN STORE	20700 AVALON BLVD STE 500	CARSON	CA
249	MAIN STORE	901 W MORTON	JACKSONVILLE	IL
250	MAIN STORE	67 LAKEWOOD CTR MALL	LAKEWOOD	CA
251	HOME STORE	8235 WEST BELL ROAD	PEORIA	AZ
251	MAIN STORE	7750 W ARROWHEAD TOWNE CENTER	GLENDALE	AZ
251	OUTSIDE STOCKROOM	10297 WEST VAN BUREN, SUITE 14	TOLLESON	AZ
253	MAIN STORE	3501 GRANVILLE AVE	MUNCIE	IN
258	MAIN STORE	734 MARKET ST	FARMINGTON	MO
258	SIGN AGREEMENT	734 MARKET ST	FARMINGTON	MO
259	MAIN STORE	3111 S 31ST ST STE 3301	TEMPLE	TX
260	MAIN STORE	950 DANA DR	REDDING	CA
268	MAIN STORE	2500 MEADOWBROOK MALL	BRIDGEPORT	WV
270	MAIN STORE	854 STATE RTE 13	CORTLAND	NY
273	MAIN STORE	701 RUSSELL AVE	GAITHERSBURG	MD
278	MAIN STORE	1501 LAFAYETTE PKY STE E1	LAGRANGE	GA
283	MAIN STORE	1057 BROAD ST	SUMTER	SC
286	MAIN STORE	4500 PEORIA ST (US 51)	PERU	IL
287	MAIN STORE	901 US 27 N STE 150	SEBRING	FL
288	MAIN STORE	9500 SW WASHINGTON SQ RD	PORTLAND	OR
295	MAIN STORE	835 W JOHNSON ST	FOND DU LAC	WI
304	MAIN STORE	3550 MCCANN RD	LONGVIEW	TX
306	MAIN STORE	225 MAIN AVE N	THIEF RIVER FALLS	MN
309	MAIN STORE	640 NIBLACK BLVD	VINCENNES	IN
311	MAIN STORE	1980 N JEFFERSON ST	HUNTINGTON	IN
316	MAIN STORE	2800 US HWY 90	GAUTIER	MS
318	MAIN STORE	101 APACHE MALL	ROCHESTER	MN
321	MAIN STORE	451 E ALTAMONTE DR STE 1301	ALTAMONTE SPRINGS	FL
322	MAIN STORE	400 DUBOIS RD	COOKEVILLE	TN

Equipment Locations

Store Number	Type/Use	Address	City	State
324	MAIN STORE	870 W MARKET ST	TIFFIN	OH
327	MAIN STORE	87 VILLAGE SQUARE MALL	EFFINGHAM	IL
334	MAIN STORE	1330 TRAVIS BLVD	FAIRFIELD	CA
345	MAIN STORE	2200 W FLORIDA AVE	HEMET	CA
351	MAIN STORE	3057 E MAIN	RUSSELLVILLE	AR
355	HOME STORE	1251 US 31 N.	GREENWOOD	IN
355	MAIN STORE	1251 US 31 N	GREENWOOD	IN
365	MAIN STORE	214 BORGER S/C	BORGER	TX
367	MAIN STORE	400 BALD HILL RD	WARWICK	RI
370	MAIN STORE	1000 HILLTOP MALL	RICHMOND	CA
373	MAIN STORE	1262 VOCKE RD STE 300	LA VALE	MD
384	MAIN STORE	2901 N GRAND AVE	AMES	IA
389	HOME STORE	5532 SPRINGDALE AVENUE	PLEASANTON	CA
389	MAIN STORE	1500 STONERIDGE MALL RD	PLEASANTON	CA
395	MAIN STORE	3405 E STATE ST	HERMITAGE	PA
400	MAIN STORE	125 S MICHIGAN AVE	BIG RAPIDS	MI
402	MAIN STORE	480 LEWIS AVE	MERIDEN	CT
403	MAIN STORE	5953 W PARK AVE STE 3000	HOUMA	LA
406	MAIN STORE	1100 N MAIN ST	ALTUS	OK
419	MAIN STORE	2021 N HIGHLAND AVE STE 15	JACKSON	TN
424	MAIN STORE	7171 N DAVIS HWY STE 8220	PENSACOLA	FL
426	MAIN STORE	251 HIGH ST	TORRINGTON	CT
427	MAIN STORE	10150 N WOLFE RD	CUPERTINO	CA
439	MAIN STORE	600 EASTVIEW MALL	VICTOR	NY
450	MAIN STORE	1302 W I-40 FRONTAGE RD	GALLUP	NM
451	MAIN STORE	1140 SAN FERNANDO RD	SAN FERNANDO	CA
456	MAIN STORE	3404 W 13TH ST	GRAND ISLAND	NE
457	MAIN STORE	101 W WATER ST	DECORAH	IA
465	MAIN STORE	24140 MAGIC MOUNTAIN PKY	SANTA CLARITA	CA
466	MAIN STORE	150 HOMER ADAMS PKWY	ALTON	IL
477	MAIN STORE	1357 S MAIN ST	ADRIAN	MI
478	HOME STORE	5685 SOUTH VIRGINIA STREET	RENO	NV
478	MAIN STORE	5200 MEADOWOOD MALL CIR	RENO	NV
479	MAIN STORE	6481 NEWBERRY RD	GAINESVILLE	FL
481	MAIN STORE	4201 YELLOWSTONE AVE	POCATELLO	ID
483	MAIN STORE	3936 E MARKET ST	LOGANSPORT	IN
485	MAIN STORE	4310 BUFFALO GAP RD	ABILENE	TX
487	MAIN STORE	3401 S US 41	TERRE HAUTE	IN
494	MAIN STORE	600 MERCED MALL	MERCED	CA
495	MAIN STORE	1300 9TH AVE SE STE 3	WATERTOWN	SD
496	MAIN STORE	1700 W COUNTY RD B-2	ROSEVILLE	MN
496	OUTSIDE STOCKROOM	1900 OAKCREST AVENUE	ROSEVILLE	MN
497	MAIN STORE	305 MOUNT HOPE AVE	ROCKAWAY	NJ
514	MAIN STORE	830 MAIN ST UNIT 3	PRESQUE ISLE	ME
528	MAIN STORE	1680 WRIGHT AVE	ALMA	MI
529	MAIN STORE	17301 VALLEY MALL RD STE 400	HAGERSTOWN	MD
530	MAIN STORE	155 DORSET ST	SOUTH BURLINGTON	VT
536	MAIN STORE	300 EARLY BLVD	EARLY	TX
539	MAIN STORE	RT 104 E	OSWEGO	NY
549	MAIN STORE	3301 VETERANS MEMORIAL BLVD	METAIRIE	LA
557	MAIN STORE	15740 WHITTWOOD LANE	WHITTIER	CA
559	MAIN STORE	2424 US 6TH AND 50TH	GRAND JUNCTION	CO
562	MAIN STORE	1701 SUNRISE HWY	BAYSHORE L I	NY
566	MAIN STORE	2555 EL CAMINO REAL	CARLSBAD	CA
568	MAIN STORE	300 S MAIN ST	MCALLEN	TX
578	MAIN STORE	PO BOX 10010	HOLYOKE	MA

Equipment Locations

Store Number	Type/Use	Address	City	State
579	MAIN STORE	4101 E 42ND ST	ODESSA	TX
581	MAIN STORE	800 S JAMES CAMPBELL BLVD	COLUMBIA	TN
582	MAIN STORE	5001 MONROE ST	TOLEDO	OH
582	PARKING	5001 MONROE ST - 0.68 ACRE FOR	TOLEDO	OH
588	MAIN STORE	300 HWY 78 E	JASPER	AL
601	ADDITIONAL SPACE	3700 SOUTH MERIDIAN ST	PUYALLUP	WA
601	MAIN STORE	3700 S MERIDIAN ST	PUYALLUP	WA
607	MAIN STORE	1100 S DEWEY ST	NORTH PLATTE	NE
608	MAIN STORE	814 US HWY 62-65 N STE 27	HARRISON	AR
611	MAIN STORE	6002 SLIDE RD-PO BOX 68611	LUBBOCK	TX
617	MAIN STORE	1801 NW HWY 19	CRYSTAL RIVER	FL
620	MAIN STORE	1700 W INTL SPEEDWAY BLVD	DAYTONA BEACH	FL
631	HOME STORE	6065 NORTHWEST LOOP 410	SAN ANTONIO	TX
631	MAIN STORE	6301 NW LOOP 410	SAN ANTONIO	TX
634	MAIN STORE	3040 PLAZA BONITA RD	NATIONAL CITY	CA
635	MAIN STORE	5900 DURAND AVE	RACINE	WI
643	MAIN STORE	4600 BAY RD	SAGINAW	MI
644	MAIN STORE	3301 DILLON DR	PUEBLO	CO
647	MAIN STORE	3315 N RIDGE RD E STE 100	ASHTABULA	OH
651	MAIN STORE	PR RD 2 KM 81.9 CARRIZALES	HATILLO	PR
652	MAIN STORE	2200 W WAR MEMORIAL DR STE 997	PEORIA	IL
654	MAIN STORE	3541 MASONIC DR	ALEXANDRIA	LA
656	MAIN STORE	1200 10TH AVE S	GREAT FALLS	MT
658	MAIN STORE	5300 SAN DARIO	LAREDO	TX
660	MAIN STORE	201 W US 20	MICHIGAN CITY	IN
663	MAIN STORE	3929 MCCAIN BLVD STE 500	NORTH LITTLE ROCK	AR
666	MAIN STORE	2005 N 14TH ST STE 141	PONCA CITY	OK
671	MAIN STORE	3199 N WHITE SANDS	ALAMOGORDO	NM
680	MAIN STORE	51027 HWY 6	GLENWOOD SPRINGS	CO
681	MAIN STORE	2101 FT HENRY DR	KINGSPORT	TN
687	MAIN STORE	3700 ATLANTA HWY	ATHENS	GA
688	MAIN STORE	2600 BEACH BLVD	BILOXI	MS
689	MAIN STORE	2427 US HWY 90 W STE 10	LAKE CITY	FL
691	HOME STORE	685 CONTRA COSTA BLVD.	PLEASANT HILL	CA
691	MAIN STORE	484 SUN VALLEY MALL	CONCORD	CA
695	MAIN STORE	700 HAYWOOD RD	GREENVILLE	SC
696	ADDITIONAL SPACE	1200 SOUTHCENTER S/C	SEATTLE	WA
696	MAIN STORE	1249 SOUTHCENTER MALL	TUKWILA	WA
699	MAIN STORE	1169 GLENDALE GALLERIA	GLENDALE	CA
699	OUTSIDE STOCKROOM	10888 LA TUNA CANYON RD. # H	GLENDALE	CA
700	MAIN STORE	500 QUAKER BRIDGE MALL	TRENTON	NJ
702	MAIN STORE	8401 GATEWAY BLVD W	EL PASO	TX
703	LAND	408 MITCHELL ST	PETOSKEY	MI
703	MAIN STORE	408 MITCHELL ST	PETOSKEY	MI
704	MAIN STORE	4651 27TH ST	MOLINE	IL
708	MAIN STORE	1800 PIPESTONE RD	BENTON HARBOR	MI
709	MAIN STORE	3115 E COLONIAL DR	ORLANDO	FL
712	MAIN STORE	3111 MIDWESTERN PKWY	WICHITA FALLS	TX
718	MAIN STORE	310 TOWNE CTR CIR	SANFORD	FL
731	MAIN STORE	3202 OAKVIEW DR	OMAHA	NE
733	MAIN STORE	800 S CAMINO DEL RIO	DURANGO	CO
738	MAIN STORE	925 WASHINGTON AVE	DETROIT LAKES	MN
739	MAIN STORE	2150 NORTHWOODS BLVD UNIT E100	N CHARLESTON	SC
744	MAIN STORE	300 VALLEY RIVER CTR	EUGENE	OR
766	MAIN STORE	331 BRANDON TOWN CENTER MALL	BRANDON	FL
767	MAIN STORE	4316 MILAN RD	SANDUSKY	OH

Equipment Locations

Store Number	Type/Use	Address	City	State
768	MAIN STORE	3300 CHAMBERS RD STE 5090	HORSEHEADS	NY
769	MAIN STORE	2190 IDAHO ST	ELKO	NV
778	MAIN STORE	1408 N PARHAM RD	RICHMOND	VA
779	MAIN STORE	6000 FLORENCE MALL	FLORENCE	KY
780	MAIN STORE	1718 E BLVD	KOKOMO	IN
781	MAIN STORE	4101 S YALE AVE	TULSA	OK
782	MAIN STORE	10401 US HWY 441 STE 2001	LEESBURG	FL
784	MAIN STORE	3649 ERIE BLVD E STE 2	DE WITT	NY
786	MAIN STORE	7900 GOVERNOR RITCHIE HWY	GLEN BURNIE	MD
794	MAIN STORE	3500 OLEANDER DR	WILMINGTON	NC
797	MAIN STORE	816 WALNUT SQUARE BLVD STE D	DALTON	GA
808	MAIN STORE	3187 N MAIN ST	ANDERSON	SC
809	MAIN STORE	1903 PARK AVE	MUSCATINE	IA
814	MAIN STORE	625 BLACK LAKE BLVD	OLYMPIA	WA
816	MAIN STORE	606 CHRISTIANA MALL	NEWARK	DE
819	MAIN STORE	500 BRIARWOOD CIR	ANN ARBOR	MI
830	MAIN STORE	PO BOX 2008	LAUREL	MS
834	MAIN STORE	2000 N POINT CIR	ALPHARETTA	GA
835	MAIN STORE	117-19 E MAIN ST	SIDNEY	MT
838	MAIN STORE	810 W PARK AVE	GREENWOOD	MS
852	MAIN STORE	701 LYNN HAVEN PKWY	VIRGINIA BEACH	VA
863	MAIN STORE	680 CITADEL DR E	COLORADO SPRINGS	CO
864	MAIN STORE	3661 EISENHOWER PKWY STE 6	MACON	GA
870	MAIN STORE	730 MEYERLAND PLAZA MALL	HOUSTON	TX
880	MAIN STORE	2471 FOOTHILL BLVD	ROCK SPRINGS	WY
881	MAIN STORE	7700 E KELLOGG DR	WICHITA	KS
882	MAIN STORE	2415 SAGAMORE PKWY S 52	LAFAYETTE	IN
890	MAIN STORE	194 MAIN ST	STURBRIDGE	MA
891	MAIN STORE	135 E TOWNE MALL	MADISON	WI
895	MAIN STORE	150 PEARL NIX PKWY	GAINESVILLE	GA
899	MAIN STORE	639 STILLWATER AVE	BANGOR	ME
902	MAIN STORE	1201 HOOPER AVE STE B	TOMS RIVER	NJ
907	MAIN STORE	8201 S TAMIAMI TRAIL	SARASOTA	FL
909	MAIN STORE	1620 E 10TH ST STE 100	ROANOKE RAPIDS	NC
910	MAIN STORE	4129 E WILDER RD	BAY CITY	MI
911	MAIN STORE	800 N 98TH ST	OMAHA	NE
914	MAIN STORE	1170 INDIANA AVE	ST MARYS	OH
916	MAIN STORE	PO BOX 8709	CAROLINA	PR
920	MAIN STORE	200 W PARK MALL	CAPE GIRARDEAU	MO
921	MAIN STORE	2231 S MISSION RD	MT PLEASANT	MI
924	MAIN STORE	160 N GULPH RD STE 5000	KING OF PRUSSIA	PA
933	MAIN STORE	300 WESTFARMS MALL	FARMINGTON	CT
950	MAIN STORE	711 SECOND AVE NW	CULLMAN	AL
951	MAIN STORE	1365 N DUPONT HWY STE 5000	DOVER	DE
952	MAIN STORE	630 OLD COUNTRY RD UNIT A2 630 OLD COUNTRY ROAD	GARDEN CITY	NY
952	TRASH COMPACTOR	250 DUFFY AVE	HICKSVILLE	NY
954	MAIN STORE	234 N MAIN ST	SHERIDAN	WY
955	MAIN STORE	6420 S PACIFIC BLVD	HUNTINGTON PARK	CA
965	MAIN STORE	1845 N WEST AVE	EL DORADO	AR
972	MAIN STORE	220 GOLF MILL CTR	NILES	IL
982	MAIN STORE	7777 EASTPOINT MALL	BALTIMORE	MD
993	MAIN STORE	2418 SW MILITARY DR	SAN ANTONIO	TX
995	MAIN STORE	MERCER MALL BOX 7106	BLUEFIELD	WV
996	MAIN STORE	4401 S BROADWAY	TYLER	TX
1002	MAIN STORE	4348 ELECTRIC RD	ROANOKE	VA

Equipment Locations

Store Number	Type/Use	Address	City	State
1012	MAIN STORE	75 MAVERICK ST RT 1A	ROCKLAND	ME
1020	MAIN STORE	1671 W LACEY BLVD	HANFORD	CA
1024	MAIN STORE	236 E 5TH ST N	BURLEY	ID
1028	MAIN STORE	315 E SECOND ST	CALEXICO	CA
1031	MAIN STORE	220 ENNIS LN	TOWANDA	PA
1033	MAIN STORE	3000 DUNN AVE UNIT 25	JACKSONVILLE	FL
1037	MAIN STORE	3401 DALE RD	MODESTO	CA
1046	MAIN STORE	2201 S INTERSTATE 35 E STE D	DENTON	TX
1048	MAIN STORE	200 SIDNEY BAKER ST S (HWY 16)	KERRVILLE	TX
1049	MAIN STORE	4 FOX VALLEY CTR	AURORA	IL
1052	MAIN STORE	220 W MARIPOSA RD	NOGALES	AZ
1056	MAIN STORE	3701 S MAIN ST (US 33)	ELKHART	IN
1058	MAIN STORE	1386 E COURT ST	SEGUIN	TX
1064	ADDITIONAL SPACE	311 EAST OVERLAND STREET 109-111 SOUTH STATION STREET	EL PASO	TX
1064	ADDITIONAL SPACE	315 E OVERLAND ST	EL PASO	TX
1064	MAIN STORE	324 E SAN ANTONIO ST	EL PASO	TX
1067	MAIN STORE	1904 E 9TH ST	WINFIELD	KS
1068	MAIN STORE	202 E CENTENNIAL DR	PITTSBURG	KS
1071	MAIN STORE	2000 BRITTAIN RD STE 600	AKRON	OH
1076	MAIN STORE	1060 HWY 15 S	HUTCHINSON	MN
1081	MAIN STORE	1780 GALLERIA BLVD	FRANKLIN	TN
1086	MAIN STORE	619 N PERKINS RD	STILLWATER	OK
1091	MAIN STORE	1401 PAUL BUNYAN DR NW STE 2	BEMIDJI	MN
1101	MAIN STORE	715 E EXPRESSWAY 83	WESLACO	TX
1106	MAIN STORE	1950 PRAIRIE CENTER PKWY	BRIGHTON	CO
1116	MAIN STORE	1744 E CARL ALBERT PKWY	MCALESTER	OK
1117	TBA	NORTH NEW HOPE ROAD	GASTONIA	NC
1122	MAIN STORE	2501 W MEMORIAL RD	OKLAHOMA CITY	OK
1128	MAIN STORE	2520 GULF FWY S	LEAGUE CITY	TX
1130	MAIN STORE	3501 E BROADWAY	TUCSON	AZ
1134	MAIN STORE	80 VIEWMONT MALL	SCRANTON	PA
1135	MAIN STORE	3409 CANDLERS MOUNTAIN RD	LYNCHBURG	VA
1140	MAIN STORE	4541 S LABURNUM AVE	RICHMOND	VA
1141	MAIN STORE	1651 STATE HWY 1 S	GREENVILLE	MS
1142	MAIN STORE	951 W PACHECO BLVD	LOS BANOS	CA
1143	MAIN STORE	428 N STATE HWY 19	PALATKA	FL
1148	MAIN STORE	300 MARY ESTHER BLVD	MARY ESTHER	FL
1150	MAIN STORE	STATE HWY 35 AND 36	EATONTOWN	NJ
1152	MAIN STORE	2500 MILTON AVE	JANESVILLE	WI
1153	MAIN STORE	2601 CENTRAL AVE	DODGE CITY	KS
1155	MAIN STORE	1300 E PINECREST DR	MARSHALL	TX
1156	MAIN STORE	4915 CLAREMONT AVE	STOCKTON	CA
1158	MAIN STORE	1501 E MAIN	ALICE	TX
1159	MAIN STORE	350 JOHN R JUNKIN DR	NATCHEZ	MS
1161	MAIN STORE	5256 ROUTE 30	GREENSBURG	PA
1163	MAIN STORE	1375 US 127 S	FRANKFORT	KY
1164	MAIN STORE	2800 S COLUMBIA RD	GRAND FORKS	ND
1165	MAIN STORE	1826-19TH AVE	LEWISTON	ID
1166	MAIN STORE	18900 MICHIGAN AVE (US 12)	DEARBORN	MI
1168	MAIN STORE	14200 E ALAMEDA AVE	AURORA	CO
1170	MAIN STORE	700 QUINTARD DR STE 100	OXFORD	AL
1180	MAIN STORE	260 WAYNE TOWNE CTR	WAYNE	NJ
1188	HOME STORE	3402 SOUTH GLENSTONE AVENUE	SPRINGFIELD	MO
1188	MAIN STORE	2825 S GLENSTONE AVE STE 200	SPRINGFIELD	MO
1190	MAIN STORE	175 YORKTOWN S/C	LOMBARD	IL

Equipment Locations

Store Number	Type/Use	Address	City	State
1192	MAIN STORE	600 SUNRISE MALL	MASSAPEQUA L I	NY
1195	MAIN STORE	95 N MOORLAND RD	BROOKFIELD	WI
1198	MAIN STORE	1500 KANSAS AVE	GREAT BEND	KS
1200	FOUNDRY	190 E STACY RD STE 310	ALLEN	TX
1201	FOUNDRY	3211 PRESTON ROAD, SUITE 12	FRISCO	TX
1202	FOUNDRY	2325 SOUTH I35E SUITE 301	LEWISVILLE	TX
1203	FOUNDRY	1101 MELBOURNE RD SUITE 3077	HURST	TX
1204	FOUNDRY	4245 S COOPER ST	ARLINGTON	TX
1205	FOUNDRY	436 N HWY 67	CEDAR HILL	TX
1206	MAIN STORE	6100 SUNRISE BLVD	CITRUS HTS	CA
1207	FOUNDRY	11745 W 95TH ST	OVERLAND PARK	KS
1208	MAIN STORE	1122 N UNIVERSITY DR	NACOGDOCHES	TX
1209	FOUNDRY	6941 W 119TH ST	OVERLAND PARK	KS
1210	MAIN STORE	3700 STATE RD 16	LA CROSSE	WI
1212	MAIN STORE	3075 CLAIRTON RD STE 100	WEST MIFFLIN	PA
1215	FOUNDRY	8922 NW SKYVIEW AVE	KANSAS CITY	MO
1216	FOUNDRY	18801 E 39TH ST S	INDEPENDENCE	MO
1217	MAIN STORE	23 WEST TOWNE MALL	MADISON	WI
1220	MAIN STORE	2060 CROSSROADS BLVD STE 189	WATERLOO	IA
1223	MAIN STORE	24200 LAGUNA HILLS MALL	LAGUNA HILLS	CA
1226	MAIN STORE	400 PARK CITY S/C	LANCASTER	PA
1228	MAIN STORE	2500 S CENTER ST	MARSHALLTOWN	IA
1229	MAIN STORE	280 HILLCREST DR W	THOUSAND OAKS	CA
1238	MAIN STORE	802 HARDEE RD	KINSTON	NC
1240	MAIN STORE	504 N ADAMS ST	CARROLL	IA
1241	MAIN STORE	100 NORTHRIDGE MALL	SALINAS	CA
1248	MAIN STORE	4150 S HWY 27	SOMERSET	KY
1250	MAIN STORE	757 E LEWIS & CLRK PKY STE 701	CLARKSVILLE	IN
1255	MAIN STORE	2724 EASTLAND MALL	COLUMBUS	OH
1256	MAIN STORE	1321 N COLUMBIA CTR BLVD # 100	KENNEWICK	WA
1262	MAIN STORE	50 HAMPTON VILLAGE PLAZA	ST LOUIS	MO
1270	MAIN STORE	3939 S CARSON ST	CARSON CITY	NV
1274	MAIN STORE	591 BROADWAY	CHULA VISTA	CA
1274	OUTSIDE STOCKROOM	775 ANITA STREET, STE A	CHULA VISTA	CA
1288	MAIN STORE	2200 N MAPLE AVE	RAPID CITY	SD
1292	MAIN STORE	133 N MAIN ST STE 3	ST ALBANS	VT
1296	MAIN STORE	2918 VINE ST STE 2001	HAYS	KS
1302	TBA		MONROEVILLE	PA
1306	MAIN STORE	35000 W WARREN RD	WESTLAND	MI
1308	MAIN STORE	5000 SHELBYVILLE RD	LOUISVILLE	KY
1313	MAIN STORE	100 HWY 332 W STE 1260	LAKE JACKSON	TX
1315	MAIN STORE	718 NORTHSIDE DR E STE 25	STATESBORO	GA
1319	MAIN STORE	1530 COSHOCTON AVE	MT VERNON	OH
1320	MAIN STORE	3320 SILAS CREEK PKWY STE 460	WINSTON-SALEM	NC
1321	MAIN STORE	777 E MERRITT ISL CSWY STE 210	MERRITT ISLAND	FL
1322	MAIN STORE	1560 HOUSTONVILLE RD STE 301	DANVILLE	KY
1323	MAIN STORE	5100 GREAT NORTHERN MALL	N OLMSTED	OH
1324	MAIN STORE	1118 JAMES AVE	BEDFORD	IN
1327	MAIN STORE	100 FOUR SEASONS TOWN CTR	GREENSBORO	NC
1330	MAIN STORE	5488 S PADRE ISLAND DR STE4000	CORPUS CHRISTI	TX
1336	MAIN STORE	2175 LINCOLN ST	RHINELANDER	WI
1337	MAIN STORE	100 STONEWOOD ST	DOWNEY	CA
1339	MAIN STORE	101 RANGE LINE STE 250A	JOPLIN	MO
1340	MAIN STORE	1240 HICKORY POINT MALL	FORSYTH	IL
1348	MAIN STORE	3560 LAMAR AVE HWY 82	PARIS	TX
1351	MAIN STORE	3100 SW COLLEGE RD	OCALA	FL

Equipment Locations

Store Number	Type/Use	Address	City	State
1352	MAIN STORE	700 W 14 MILE RD	TROY	MI
1360	HOME STORE	8881 SOUTHWEST 107TH AVENUE	MIAMI	FL
1360	MAIN STORE	7201 N KENDALL DR	MIAMI	FL
1362	MAIN STORE	1600 A MILLER TRUNK HWY	DULUTH	MN
1368	MAIN STORE	7507 W CERMAK RD	NORTH RIVERSIDE	IL
1373	HOME STORE	6933 LINDBERGH BOULEVARD	ST LOUIS	MO
1373	MAIN STORE	100 S COUNTY CENTER WAY	ST LOUIS	MO
1377	MAIN STORE	607 N BERKELEY BLVD	GOLDSBORO	NC
1385	MAIN STORE	201 S MAIN ST	BISHOP	CA
1388	MAIN STORE	205 N ORCHARD AVE	UKIAH	CA
1389	MAIN STORE	11801 W 95TH ST	OVERLAND PARK	KS
1389	OUTSIDE STOCKROOM	10602 LACKMAN RD., BLDG. B	LENEXA	KS
1392	MAIN STORE	250 PLAINFIELD RD UNIT 202	WEST LEBANON	NH
1393	MAIN STORE	4257 N MAYO TRAIL	PIKEVILLE	KY
1398	MAIN STORE	23000 EUREKA RD STE A3	TAYLOR	MI
1399	MAIN STORE	1700 MARKET LANE	NORFOLK	NE
1405	MAIN STORE	12421 WAYZATA BLVD	MINNETONKA	MN
1413	MAIN STORE	3601 S 2700 W	SALT LAKE CITY	UT
1417	MAIN STORE	400 S BALDWIN AVE	ARCADIA	CA
1419	MAIN STORE	1900 GREEN OAKS RD	FORT WORTH	TX
1420	MAIN STORE	3849 S DELSEA DR	VINELAND	NJ
1431	MAIN STORE	2101 BROADWAY	YANKTON	SD
1432	MAIN STORE	14300 LAKESIDE CIR	STERLING HTS	MI
1433	MAIN STORE	1890 SOUTHLAKE MALL	MERRILLVILLE	IN
1433	OUTSIDE STOCKROOM	3803 EAST LINCOLN HIGHWAY	MERRILLVILLE	IN
1443	MAIN STORE	245 ST CLAIR SQ	FAIRVIEW HGTS	IL
1445	MAIN STORE	1 SANGERTOWN SQ STE 55	NEW HARTFORD	NY
1451	MAIN STORE	3340 MALL LOOP DR SPACE 2	JOLIET	IL
1455	MAIN STORE	1850 APPLE BLOSSOM DR	WINCHESTER	VA
1462	MAIN STORE	6699 SPRINGFIELD MALL	SPRINGFIELD	VA
1467	MAIN STORE	5500 BUCKEYSTOWN PIKE	FREDERICK	MD
1475	MAIN STORE	27001 US HWY 19 N	CLEARWATER	FL
1480	MAIN STORE	4510 E CACTUS RD	PHOENIX	AZ
1481	MAIN STORE	201 WESTSHORE PLAZA	TAMPA	FL
1487	MAIN STORE	1129 N BALDWIN AVE STE 200	MARION	IN
1489	MAIN STORE	5522 SHAFFER RD STE 09	DU BOIS	PA
1493	MAIN STORE	100 FRANKLIN ST UNIT F	WESTERLY	RI
1503	MAIN STORE	1925 E MARKET ST	HARRISONBURG	VA
1505	MAIN STORE	1203 PLAZA DR	WEST COVINA	CA
1509	MAIN STORE	800 CODDINGTOWN CTR	SANTA ROSA	CA
1510	MAIN STORE	1303 NIAGARA FALLS BLVD	AMHERST	NY
1512	MAIN STORE	1228 MAIN ST	DELANO	CA
1514	MAIN STORE	303 301 BLVD W STE 701	BRADENTON	FL
1529	MAIN STORE	755 STATE RT 18 STE 600	E BRUNSWICK	NJ
1531	MAIN STORE	2300 E LINCOLN HWY	LANGHORNE	PA
1535	MAIN STORE	101 CLEARVIEW CIRCLE	BUTLER	PA
1539	MAIN STORE	555 W GRAND AVE STE M-1	WISCONSIN RAPIDS	WI
1542	MAIN STORE	7601 S CICERO AVE	CHICAGO	IL
1543	MAIN STORE	3203 BROADWAY	QUINCY	IL
1559	MAIN STORE	2400 EDGEWOOD RD SW	CEDAR RAPIDS	IA
1572	MAIN STORE	6000 S HANNUM AVE	CULVER CITY	CA
1580	MAIN STORE	3225 28TH ST SE	GRAND RAPIDS	MI
1587	MAIN STORE	550 S GEAR AVE	W BURLINGTON	IA
1589	MAIN STORE	3575 MAPLE AVE	ZANESVILLE	OH
1590	MAIN STORE	4600 W KELLOGG RD	WICHITA	KS
1591	MAIN STORE	22 CLIFTON COUNTRY RD STE 2	CLIFTON PARK	NY

Equipment Locations

Store Number	Type/Use	Address	City	State
1600	MAIN STORE	1400 SOUTHLAKE MALL	MORROW	GA
1603	MAIN STORE	4217 SIX FORKS RD STE 100	RALEIGH	NC
1612	HOME STORE	10201 UNIVERSITY AVENUE	CLIVE	IA
1612	MAIN STORE	1551 VALLEY WEST DR	W DES MOINES	IA
1614	MAIN STORE	5100 MONTCLAIR PLAZA LANE	MONTCLAIR	CA
1618	MAIN STORE	25 MIRACLE MILE DR	ROCHESTER	NY
1623	MAIN STORE	27150 NOVI RD	NOVI	MI
1628	MAIN STORE	1607 3RD AVE W	DICKINSON	ND
1635	MAIN STORE	1826 S MAIN ST	MARYVILLE	MO
1650	MAIN STORE	301 COX CREEK PKWY (RT 133)	FLORENCE	AL
1674	MAIN STORE	800 MALL DRIVE	BARBOURSVILLE	WV
1679	MAIN STORE	110 E MAIN ST	CUT BANK	MT
1693	MAIN STORE	1400 N TURNER ST	HOBBS	NM
1698	MAIN STORE	5000 FREDERICA ST	OWENSBORO	KY
1704	MAIN STORE	4803 OUTER LOOP RD	LOUISVILLE	KY
1717	MAIN STORE	115 TIMES SQ MALL	MT VERNON	IL
1722	MAIN STORE	840 MILL CREEK MALL	ERIE	PA
1736	MAIN STORE	1649 E BROAD ST	STATESVILLE	NC
1738	MAIN STORE	1051 GREEN ACRES MALL	VALLEY STREAM L I	NY
1749	MAIN STORE	2400 RICHMOND RD STE 61	TEXARKANA	TX
1751	MAIN STORE	205 W BLACKSTOCK RD STE 8	SPARTANBURG	SC
1761	MAIN STORE	502 GARDEN STATE PLAZA	PARAMUS	NJ
1775	MAIN STORE	850 KIRKWOOD MALL	BISMARCK	ND
1778	MAIN STORE	2200 N TUSTIN ST	ORANGE	CA
1779	MAIN STORE	300 STROUD MALL	STROUDSBURG	PA
1781	MAIN STORE	2115 W ROOSEVELT BLVD	MONROE	NC
1783	MAIN STORE	1224 E TIPTON ST	SEYMOUR	IN
1786	MAIN STORE	1701 MACFARLAND BLVD E	TUSCALOOSA	AL
1787	MAIN STORE	1500 CANTON RD	AKRON	OH
1794	HOME STORE	910 S. RAINBOW BOULEVARD	LAS VEGAS	NV
1794	MAIN STORE	4400 MEADOWS LANE	LAS VEGAS	NV
1800	ADDITIONAL SPACE	203 CYPRESS	SNOHOMISH	WA
1800	MAIN STORE	265 PINE AVE	SNOHOMISH	WA
1811	MAIN STORE	21840 S HAWTHORNE BLVD	TORRANCE	CA
1816	MAIN STORE	7850 MENTOR AVE STE 930	MENTOR	OH
1823	MAIN STORE	8900 NE VANCOUVER MALL DR	VANCOUVER	WA
1829	MAIN STORE	1442 US HWY 45 N	COLUMBUS	MS
1831	FURNITURE OUTLET	3202 ARCTIC BLVD.	ANCHORAGE	AK
1831	MAIN STORE	3202 ARTIC BLVD	ANCHORAGE	AK
1832	MAIN STORE	3236 KIRKWOOD HWY	WILMINGTON	DE
1842	MAIN STORE	2115 S MOONEY BLVD	VISALIA	CA
1844	MAIN STORE	340 SOUTHLAND MALL	HAYWARD	CA
1845	MAIN STORE	305 LIBERTY ST NE	SALEM	OR
1847	MAIN STORE	1200 E BROAD AVE	ROCKINGHAM	NC
1853	MAIN STORE	4300 TUSCARAWAS ST W	CANTON	OH
1858	MAIN STORE	1075 N BRIDGE ST	CHILLICOTHE	OH
1859	MAIN STORE	2400 ELIDA RD	LIMA	OH
1860	MAIN STORE	4199 NATIONAL RD E	RICHMOND	IN
1862	MAIN STORE	4125 CLEVELAND AVE STE 903	FORT MYERS	FL
1865	MAIN STORE	1501 WARD BLVD STE 300	WILSON	NC
1867	MAIN STORE	117 S 25TH ST STE 1	FORT DODGE	IA
1868	MAIN STORE	420 HUCK FINN S/C	HANNIBAL	MO
1869	MAIN STORE	8200 PERRY HALL BLVD	BALTIMORE	MD
1869	OUTSIDE STOCKROOM	9341 PHILADELPHIA ROAD, SUITE I-J	BALTIMORE	MD
1870	MAIN STORE	3702 FREDERICK AVE STE 7	ST JOSEPH	MO
1871	MAIN STORE	1321 S BROADWAY	SANTA MARIA	CA

Equipment Locations

Store Number	Type/Use	Address	City	State
1874	MAIN STORE	4101 W DIVISION ST	ST CLOUD	MN
1876	MAIN STORE	1603 E EMPIRE ST	BLOOMINGTON	IL
1879	MAIN STORE	301 OAK SPRING RD	WASHINGTON	PA
1880	MAIN STORE	1050 E 23RD ST	FREMONT	NE
1886	MAIN STORE	1300 N MILLER ST	WENATCHEE	WA
1891	MAIN STORE	3015 HWY 29 S	ALEXANDRIA	MN
1899	MAIN STORE	4621 EASTGATE BLVD	CINCINNATI	OH
1900	MAIN STORE	714 GREENVILLE BLVD	GREENVILLE	NC
1902	MAIN STORE	4500 MIDWAY MALL	ELYRIA	OH
1908	MAIN STORE	2910 N ELM ST	LUMBERTON	NC
1909	MAIN STORE	1801 PALM BCH LKES BLVD STE300	WEST PALM BEACH	FL
1911	MAIN STORE	90 LEE JACKSON HWY STE 1268	STAUNTON	VA
1917	MAIN STORE	880 N MILITARY HWY	NORFOLK	VA
1919	MAIN STORE	3100 M L KING JR BLVD STE 29	NEW BERN	NC
1923	MAIN STORE	2230 EASTRIDGE LOOP	SAN JOSE	CA
1924	MAIN STORE	900 EASTWOOD MALL	NILES	OH
1927	MAIN STORE	PO BOX 6002	VIENNA	WV
1928	MAIN STORE	4000 FT CAMPBELL BLVD	HOPKINSVILLE	KY
1930	MAIN STORE	2400 ROOSEVELT RD	MARINETTE	WI
1932	HOME STORE	7490 N. BLACKSTONE AVE.	FRESNO	CA
1932	MAIN STORE	555 E SHAW AVE	FRESNO	CA
1934	MAIN STORE	1350 N MAIN ST	LOGAN	UT
1935	MAIN STORE	2825 W MAIN ST STE C	BOZEMAN	MT
1936	MAIN STORE	7401 MARKET ST	BOARDMAN	OH
1937	MAIN STORE	990 W 41ST ST	HIBBING	MN
1939	MAIN STORE	7000 TYRONE SQ	ST PETERSBURG	FL
1940	MAIN STORE	5350 S 76TH ST	GREENDALE	WI
1942	MAIN STORE	90 W COUNTY CTR	DES PERES	MO
1943	MAIN STORE	1105 MELBOURNE DR	HURST	TX
1944	MAIN STORE	700 BROADWAY AVE E STE 1	MATTOON	IL
1945	MAIN STORE	2625 SCOTTSVILLE RD STE 40	BOWLING GREEN	KY
1948	MAIN STORE	3 WOODFIELD MALL	SCHAUMBURG	IL
1950	MAIN STORE	6987 FRIARS RD	SAN DIEGO	CA
1951	MAIN STORE	3401 DONNELL DR	FORESTVILLE	MD
1953	MAIN STORE	1655 W 49TH ST STE 1200	HIALEAH	FL
1955	MAIN STORE	1 SUSQUEHANNA VALLEY MALL DR	SELINSGROVE	PA
1956	MAIN STORE	8000 W BROWARD BLVD STE 900	PLANTATION	FL
1957	MAIN STORE	200 SOUTHDALE CTR	EDINA	MN
1958	MAIN STORE	6455 EASTEX FRWY	BEAUMONT	TX
1959	MAIN STORE	1122 EL CAMINO REAL	SAN BRUNO	CA
1960	MAIN STORE	3605 GALLERIA AT TYLER	RIVERSIDE	CA
1961	MAIN STORE	5111 ROGERS AVE	FORT SMITH	AR
1962	MAIN STORE	4840 BRIARCLIFF RD NE	ATLANTA	GA
1963	MAIN STORE	320 W KIMBERLY RD STE 409	DAVENPORT	IA
1965	MAIN STORE	1000 RIVERGATE PKWY STE 3	GOODLETTSVILLE	TN
1968	MAIN STORE	34 WYOMING VALLEY MALL	WILKES BARRE	PA
1970	MAIN STORE	1475 UPPER VALLEY PIKE	SPRINGFIELD	OH
1971	MAIN STORE	4545 TRANSIT RD	WILLIAMSVILLE	NY
1972	MAIN STORE	4201 COLDWATER RD	FORT WAYNE	IN
1975	MAIN STORE	301 NORTHGATE MALL	CHATTANOOGA	TN
1976	MAIN STORE	2400 10TH ST SW	MINOT	ND
1977	MAIN STORE	1500 APALACHEE PKWY	TALLAHASSEE	FL
1979	MAIN STORE	3535 S LINDEN RD	FLINT	MI
1980	HOME STORE	7207 GRAPE ROAD	MISHAWAKA	IN
1980	MAIN STORE	6501 N GRAPE RD	MISHAWAKA	IN
1981	MAIN STORE	2901 BROOKS ST	MISSOULA	MT

Equipment Locations

Store Number	Type/Use	Address	City	State
1982	MAIN STORE	6580 S WESTNEDGE AVE	PORTAGE	MI
1983	MAIN STORE	428 WOODBRIDGE CTR DR	WOODBRIDGE	NJ
1985	MAIN STORE	550 CENTER ST	AUBURN	ME
1987	MAIN STORE	2400 N COLUMBIA ST (US 441N)	MILLEDGEVILLE	GA
1989	MAIN STORE	6000 SUNSET MALL	SAN ANGELO	TX
1991	MAIN STORE	99 BENNINGTON SQ	BENNINGTON	VT
1992	MAIN STORE	320 BYPASS 72 NW STE A	GREENWOOD	SC
1993	MAIN STORE	2011 N ROAN ST	JOHNSON CITY	TN
1994	MAIN STORE	3902 13TH AVE SW STE 200	FARGO	ND
1995	MAIN STORE	503 E IVES ST STE 200	MARSHFIELD	WI
1997	MAIN STORE	40 BATAVIA CITY CTR	BATAVIA	NY
1998	MAIN STORE	4600 N US HWY 89	FLAGSTAFF	AZ
2006	ADDITIONAL SPACE	3600 COUNTRY CLUB DRIVE	JEFFERSON CITY	MO
2006	MAIN STORE	3600 COUNTRY CLUB DR STOP 4	JEFFERSON CITY	MO
2008	MAIN STORE	2 FREEDOM MALL	ROME	NY
2010	MAIN STORE	7900 DAY DR	PARMA	OH
2011	MAIN STORE	18601 33RD AVE W	LYNNWOOD	WA
2015	MAIN STORE	626 BOLL WEEVIL CIR	ENTERPRISE	AL
2018	MAIN STORE	200 SW C AVE	LAWTON	OK
2020	MAIN STORE	1930 S LOOP 256	PALESTINE	TX
2021	MAIN STORE	6001 W WACO DR	WACO	TX
2022	MAIN STORE	367 RUSSELL ST STE A	HADLEY	MA
2024	MAIN STORE	1639 E RIO RD	CHARLOTTESVILLE	VA
2025	HOME STORE	MORGAN AVE (HWY 62) & GREEN RIVER RD	EVANSVILLE	IN
2025	MAIN STORE	800 N GREEN RIVER RD	EVANSVILLE	IN
2029	MAIN STORE	901 S BOONE ST	ABERDEEN	WA
2034	MAIN STORE	105 CROSSROADS MALL	MT HOPE	WV
2036	MAIN STORE	4511 N MIDKIFF RD	MIDLAND	TX
2038	MAIN STORE	1180 BLOWING ROCK RD	BOONE	NC
2039	MAIN STORE	1410 SPARTA ST	MCMINNVILLE	TN
2040	MAIN STORE	2901 S CAPITOL OF TEXAS HWY	AUSTIN	TX
2042	MAIN STORE	400 SPOTSYLVANIA MALL	FREDERICKSBURG	VA
2043	MAIN STORE	STATE HWY M-26	HOUGHTON	MI
2044	MAIN STORE	2334 OAKLAND AVE STE 8	INDIANA	PA
2045	MAIN STORE	2400 8TH AVE SW STE A1	JAMESTOWN	ND
2046	MAIN STORE	1615 N HARRISON AVE	PIERRE	SD
2047	MAIN STORE	2121 US HWY 1 S STE A	ST AUGUSTINE	FL
2048	MAIN STORE	901 11TH AVE SW STE 34	SPENCER	IA
2049	MAIN STORE	126 JACKSON ST	STERLING	CO
2051	MAIN STORE	120 WASHINGTON AVE EXT STE 40	ALBANY	NY
2052	MAIN STORE	22631 RT 68 STE 10	CLARION	PA
2055	MAIN STORE	821 N CENTRAL EXPWY	PLANO	TX
2058	MAIN STORE	1400 DELL RANGE BLVD	CHEYENNE	WY
2059	MAIN STORE	5801 BECKLEY RD	BATTLE CREEK	MI
2060	MAIN STORE	7804 ABERCORN ST	SAVANNAH	GA
2062	MAIN STORE	101 WASHINGTON ST	WAUSAU	WI
2063	MAIN STORE	RT 23 (RD 2)	ONEONTA	NY
2064	MAIN STORE	4501 CENTRAL AVE STE 103	HOT SPRINGS NAT PK	AR
2065	MAIN STORE	5304 W SAGINAW ST	LANSING	MI
2066	MAIN STORE	1982 W GRAND RIVER AVE STE 135	OKEMOS	MI
2067	MAIN STORE	1860 W MICHIGAN AVE	JACKSON	MI
2068	MAIN STORE	1800 FOUR SEASONS BLVD	HENDERSONVILLE	NC
2069	MAIN STORE	8001 S ORANGE BLOSSOM STE 700	ORLANDO	FL
2071	MAIN STORE	19525 BISCAYNE BLVD	AVENTURA	FL
2074	MAIN STORE	1910 WELLS RD	ORANGE PARK	FL

Equipment Locations

Store Number	Type/Use	Address	City	State
2076	MAIN STORE	2338 US 23 S	ALPENA	MI
2079	MAIN STORE	325 PIEDMONT DR	DANVILLE	VA
2080	MAIN STORE	4601 E MAIN ST	FARMINGTON	NM
2083	MAIN STORE	401 LEE ST E	CHARLESTON	WV
2085	MAIN STORE	1500 N RIVERSIDE AVE	MEDFORD	OR
2086	MAIN STORE	5101 HINKLEVILLE RD STE 800	PADUCAH	KY
2089	MAIN STORE	905 N 12TH ST STE 10	MIDDLESBORO	KY
2091	MAIN STORE	700 MAINE MALL RD	SOUTH PORTLAND	ME
2092	MAIN STORE	1700 W NEW HAVEN AVE	MELBOURNE	FL
2093	MAIN STORE	700 TELSHOR BLVD STE 2000	LAS CRUCES	NM
2096	MAIN STORE	72900 HWY 111	PALM DESERT	CA
2098	MAIN STORE	101 FOOTHILLS MALL	MARYVILLE	TN
2099	MAIN STORE	2320 E 17TH ST	IDAHO FALLS	ID
2100	MAIN STORE	1111 JACKSON AVE W	OXFORD	MS
2101	MAIN STORE	1300 ULSTER AVE MALL STE 210	KINGSTON	NY
2102	MAIN STORE	1695 ANNAPOLIS MALL	ANNAPOLIS	MD
2103	MAIN STORE	455 S BIBB ST	EAGLE PASS	TX
2104	MAIN STORE	7925 FM 1960 RD STE 7000	HOUSTON	TX
2105	MAIN STORE	6834 WESLEY ST STE C	GREENVILLE	TX
2108	MAIN STORE	2000 SAN JACINTO MALL	BAYTOWN	TX
2109	MAIN STORE	300 BELLEVUE SQ	BELLEVUE	WA
2110	MAIN STORE	2100 S W S YOUNG DR STE 2000	KILLEEN	TX
2115	MAIN STORE	2000 MARTIN LUTHER KING JR BLV	PANAMA CITY	FL
2119	MAIN STORE	922 RIVER FALLS ST	ANDALUSIA	AL
2121	MAIN STORE	4125 W OWEN K GARRIOTT RD	ENID	OK
2122	MAIN STORE	2500 W STATE ST STE 118	ALLIANCE	OH
2123	ADDITIONAL SPACE	2950 EAST TEXAS AVENUE	BOSSIER CITY	LA
2123	MAIN STORE	2950 E TEXAS AVE	BOSSIER CITY	LA
2124	MAIN STORE	3035 KNOXVILLE CENTER DR STE O	KNOXVILLE	TN
2125	MAIN STORE	3505 PEMBERTON SQ BLVD STE B	VICKSBURG	MS
2130	MAIN STORE	10177 N KINGS HWY	MYRTLE BEACH	SC
2131	MAIN STORE	5901 UNIVERSITY DR	HUNTSVILLE	AL
2132	MAIN STORE	2076 9TH ST N	NAPLES	FL
2135	MAIN STORE	4501 N MAIN ST STE 9	ROSWELL	NM
2136	MAIN STORE	1600 11TH AVE	HELENA	MT
2137	MAIN STORE	3100 HWY 365	PORT ARTHUR	TX
2138	MAIN STORE	850 HARTFORD PIKE UNIT C	WATERFORD	CT
2139	MAIN STORE	9303 W ATLANTIC BLVD	CORAL SPRINGS	FL
2140	MAIN STORE	2006 S EXPY 83	HARLINGEN	TX
2143	MAIN STORE	2230 S MARKET ST	BRENHAM	TX
2144	MAIN STORE	555 JOHN F KENNEDY RD	DUBUQUE	IA
2147	MAIN STORE	1605 SOUTH FIRST STREET	WILLMAR	MN
2152	MAIN STORE	2390 CHESTNUT ST	ORANGEBURG	SC
2153	MAIN STORE	1041 SPRING LANE	SANFORD	NC
2157	MAIN STORE	100 S FEDERAL AVE STE 118A	MASON CITY	IA
2158	MAIN STORE	810 S CASS ST	CORINTH	MS
2159	MAIN STORE	801 N CONGRESS AVE	BOYNTON BEACH	FL
2160	MAIN STORE	5453 W 88TH AVE	WESTMINSTER	CO
2163	MAIN STORE	200 RIVER OAKS DR	CALUMET CITY	IL
2165	MAIN STORE	120 N DARTMOUTH MALL	NORTH DARTMOUTH	MA
2166	MAIN STORE	1810 FORT JONES RD	YREKA	CA
2168	MAIN STORE	1200 E COUNTY LINE RD, SUITE 500	RIDGELAND	MS
2169	MAIN STORE	7701 W I-40 STE 600	AMARILLO	TX
2171	MAIN STORE	290 E VIA RANCHO PKWY	ESCONDIDO	CA
2172	MAIN STORE	1600 TOWN CENTER DR	MONTEBELLO	CA
2173	MAIN STORE	ONE MALL BLVD	BRUNSWICK	GA

Equipment Locations

Store Number	Type/Use	Address	City	State
2175	MAIN STORE	4761 PECANLAND MALL DR	MONROE	LA
2176	MAIN STORE	101 MANHATTAN CTR	MANHATTAN	KS
2177	MAIN STORE	4832 VALLEY VIEW BLVD NW	ROANOKE	VA
2178	MAIN STORE	8106 N NAVARRO ST	VICTORIA	TX
2183	MAIN STORE	12335 JAMES ST	HOLLAND	MI
2184	MAIN STORE	1500 HARVEY RD	COLLEGE STATION	TX
2185	MAIN STORE	4301 W WISCONSIN AVE	APPLETON	WI
2188	MAIN STORE	60 ELM PLAZA	WATERVILLE	ME
2189	MAIN STORE	300 A AVE W	OSKALOOSA	IA
2190	MAIN STORE	224 N LOGAN BLVD	BURNHAM	PA
2192	MAIN STORE	1500 E 11TH ST STE 1000	HUTCHINSON	KS
2196	MAIN STORE	201 S WASHINGTON ST	OWOSSO	MI
2197	MAIN STORE	2302 E KANSAS AVE	GARDEN CITY	KS
2198	MAIN STORE	2206 S BALTIMORE ST	KIRKSVILLE	MO
2203	MAIN STORE	1700 NORMAN DR	VALDOSTA	GA
2204	MAIN STORE	1704 N DIXIE HWY	ELIZABETHTOWN	KY
2207	MAIN STORE	2813 N PRINCE ST	CLOVIS	NM
2209	MAIN STORE	2501 MING AVE	BAKERSFIELD	CA
2210	MAIN STORE	1600 INDUSTRIAL RD	EMPORIA	KS
2211	MAIN STORE	2350 SE WASHINGTON BLVD	BARTLESVILLE	OK
2213	MAIN STORE	301 N POPLAR	SEARCY	AR
2217	MAIN STORE	3140 VIRGINIA AVE	CONNERSVILLE	IN
2218	MAIN STORE	2300 RIVERCHASE GALLERIA	HOOVER	AL
2219	MAIN STORE	150 NORTHSHORE BLVD	SLIDELL	LA
2220	MAIN STORE	2700 LAKE RD	DYERSBURG	TN
2223	MAIN STORE	1801 N MAIN ST STE 14	MITCHELL	SD
2224	MAIN STORE	2 FINANCIAL PLAZA STE 100	HUNTSVILLE	TX
2225	MAIN STORE	1500 N CLINTON ST	DEFIANCE	OH
2229	MAIN STORE	PO BOX 29526	SANTA FE	NM
2231	MAIN STORE	311 JACKSONVILLE MALL	JACKSONVILLE	NC
2232	MAIN STORE	5065 MAIN ST	TRUMBULL	CT
2233	MAIN STORE	6945 US 322	CRANBERRY	PA
2237	HOME STORE	10303-B EAST 71ST ST SOUTH	TULSA	OK
2237	MAIN STORE	6931 S MEMORIAL DR	TULSA	OK
2238	MAIN STORE	1513 N KANSAS AVE	LIBERAL	KS
2239	MAIN STORE	2259 S 9TH ST	SALINA	KS
2240	MAIN STORE	201 SKYLINE DR STE 7	CONWAY	AR
2241	MAIN STORE	20 N MAIN ST	KALISPELL	MT
2243	MAIN STORE	300 BONNER MALL WAY STE 60	PONDERAY	ID
2244	MAIN STORE	1019 S WASHINGTON ST	NORTH ATTLEBORO	MA
2246	MAIN STORE	2001 SOUTH RD (RT 9)	POUGHKEEPSIE	NY
2247	HOME STORE	292 DANIEL WEBSTER HWY	NASHUA	NH
2247	MAIN STORE	310 DANIEL WEBSTER HWY STE 103	NASHUA	NH
2247	OUTSIDE STOCKROOM	14 CELINA AVENUE	NASHUA	NH
2250	MAIN STORE	50 FOX RUN RD STE 35	NEWINGTON	NH
2251	MAIN STORE	1935 JAKE ALEXANDER BLVD W	SALISBURY	NC
2256	MAIN STORE	7 BACKUS AVE	DANBURY	CT
2257	MAIN STORE	2701 DAVID H MCLEOD BLVD	FLORENCE	SC
2258	MAIN STORE	3450 WRIGHTSBORO RD	AUGUSTA	GA
2259	MAIN STORE	1100 WESLEYAN BLVD	ROCKY MOUNT	NC
2262	MAIN STORE	301 N LINCOLN RD STE 100	ESCANABA	MI
2263	MAIN STORE	1006 ROSS PARK MALL DR	PITTSBURGH	PA
2265	MAIN STORE	2901 PINES MALL DR STE A	PINE BLUFF	AR
2266	MAIN STORE	2080 GREELEY MALL	GREELEY	CO
2270	MAIN STORE	771 S 30TH ST	HEATH	OH
2271	MAIN STORE	1635 OXFORD ST	WORTHINGTON	MN

Equipment Locations

Store Number	Type/Use	Address	City	State
2272	MAIN STORE	160 TYLER RD	RED WING	MN
2274	MAIN STORE	2801 GUTHRIE HWY STE 500	CLARKSVILLE	TN
2275	MAIN STORE	1615 POLE LINE RD E	TWIN FALLS	ID
2276	MAIN STORE	1260 GIBSON RD	WOODLAND	CA
2279	MAIN STORE	4901 N KICKAPOO AVE STE 4000	SHAWNEE	OK
2281	MAIN STORE	1724 VETERANS BLVD	MCCOMB	MS
2282	MAIN STORE	1600 RIVER VALLEY CIR N	LANCASTER	OH
2283	MAIN STORE	600 RANDOLPH MALL	ASHEBORO	NC
2284	MAIN STORE	2301 W WORLEY	COLUMBIA	MO
2286	MAIN STORE	21017 SALMON RUN MALL LOOP E	WATERTOWN	NY
2287	MAIN STORE	4405 BLACK HORSE PIKE	MAYS LANDING	NJ
2288	MAIN STORE	501 N MAIN ST STE 118	MUSKOGEE	OK
2290	HOME STORE	6 SOUTHPARK MALL	COLONIAL HEIGHTS	VA
2290	HOME STORE	6 SOUTHPARK MALL	COLONIAL HEIGHTS	VA
2290	MAIN STORE	6 SOUTHPARK MALL	COLONIAL HTS	VA
2294	MAIN STORE	1480 CONCORD PKWY N	CONCORD	NC
2296	MAIN STORE	814 NC 24 27 BYP E	ALBEMARLE	NC
2297	MAIN STORE	10 MALL DR W	JERSEY CITY	NJ
2298	MAIN STORE	311 THREE RIVERS DR	KELSO	WA
2299	MAIN STORE	2874 FRONTAGE RD	WARSAW	IN
2300	MAIN STORE	415 NEW RIVER RD	CHRISTIANSBURG	VA
2303	MAIN STORE	1970 US HWY 70 SE	HICKORY	NC
2304	MAIN STORE	1821 SW WANAMAKER RD	TOPEKA	KS
2305	MAIN STORE	2550 E MORRIS BLVD	MORRISTOWN	TN
2307	MAIN STORE	2302 FRONTAGE RD STE 89	SCOTTSBLUFF	NE
2309	MAIN STORE	3382 NW FEDERAL HWY	JENSEN BEACH	FL
2311	MAIN STORE	1600 N JACKSON ST	TULLAHOMA	TN
2312	MAIN STORE	300 N MILWAUKEE ST	BOISE	ID
2313	MAIN STORE	60 SMITHFIELD BLVD	PLATTSBURGH	NY
2316	MAIN STORE	2601 DAWSON RD	ALBANY	GA
2317	MAIN STORE	400 MILL AVE SE STE C2	NEW PHILADELPHIA	OH
2320	MAIN STORE	8501 W BOWLES AVE	LITTLETON	CO
2322	MAIN STORE	1858 SERVICE DR	WINONA	MN
2324	MAIN STORE	435 E CLIFTY DR	MADISON	IN
2326	MAIN STORE	732 FREEMAN LANE	GRASS VALLEY	CA
2327	MAIN STORE	10 BELLIS FAIR PKWY	BELLINGHAM	WA
2329	MAIN STORE	800-50 NEW LOUDON RD	LATHAM	NY
2331	MAIN STORE	1800 TIFFIN AVE	FINDLAY	OH
2332	MAIN STORE	655 CHESHIRE RD	LANESBOROUGH	MA
2333	MAIN STORE	225 COLUMBIA MALL DR	BLOOMSBURG	PA
2334	MAIN STORE	3020 US HWY 41 W	MARQUETTE	MI
2338	MAIN STORE	6000 TOWN EAST MALL	MESQUITE	TX
2339	MAIN STORE	1015 W WILL ROGERS	CLAREMORE	OK
2341	MAIN STORE	63455 N HWY 97 STE 93	BEND	OR
2342	MAIN STORE	282 BERLIN MALL RD UNIT 19	BERLIN	VT
2343	MAIN STORE	987 E ASH ST	PIQUA	OH
2344	MAIN STORE	1007 N PINE ST	DERIDDER	LA
2345	MAIN STORE	480 MAYBERRY MALL	MOUNT AIRY	NC
2346	MAIN STORE	3 S TUNNEL RD	ASHEVILLE	NC
2347	MAIN STORE	1441 TAMIAMI TRAIL	PORT CHARLOTTE	FL
2348	MAIN STORE	2252 25TH ST	COLUMBUS	IN
2349	MAIN STORE	3300 S AIRPORT RD W	TRAVERSE CITY	MI
2353	MAIN STORE	10315 SILVERDALE WAY NW.	SILVERDALE	WA
2354	MAIN STORE	2010 YAKIMA VALLEY HWY J-1	SUNNYSIDE	WA
2356	MAIN STORE	1414 SOUTHERN HILLS CTR	WEST PLAINS	MO
2357	MAIN STORE	1350 PILGRIM LN	PLYMOUTH	IN

Equipment Locations

Store Number	Type/Use	Address	City	State
2358	MAIN STORE	1810 S WEST AVE	FREEPORT	IL
2361	MAIN STORE	2308 N SALISBURY BLVD	SALISBURY	MD
2364	MAIN STORE	3 WALDEN GALLERIA DR	CHEEKTOWAGA	NY
2367	MAIN STORE	6000 MAHONING AVE	YOUNGSTOWN	OH
2368	MAIN STORE	200 W HANLEY AVE	COEUR D ALENE	ID
2369	MAIN STORE	3501 W MAIN ST	NORMAN	OK
2370	MAIN STORE	4200 PORTSMOUTH BLVD	CHESAPEAKE	VA
2372	MAIN STORE	328 ROBERT SMALLS PKWY	BEAUFORT	SC
2373	MAIN STORE	1752 W REELFOOT AVE	UNION CITY	TN
2374	MAIN STORE	1750 E RED CLIFFS DR	ST GEORGE	UT
2375	MAIN STORE	150 RICHLAND SQ	RICHLAND CENTER	WI
2376	MAIN STORE	2 STRATFORD SQ MALL	BLOOMINGDALE	IL
2381	MAIN STORE	300 GREENVILLE W DR STE 1	GREENVILLE	MI
2382	MAIN STORE	1550 N MITCHELL ST	CADILLAC	MI
2385	MAIN STORE	1199 COLUSA AVE	YUBA CITY	CA
2386	MAIN STORE	9560 MALL RD	MORGANTOWN	WV
2388	MAIN STORE	1131 W RANCHO VISTA BLVD	PALMDALE	CA
2389	MAIN STORE	2899 WHITEFORD RD STE 286	YORK	PA
2390	MAIN STORE	1353 TUSCULUM BLVD	GREENEVILLE	TN
2391	MAIN STORE	300 CASCADE MALL DR	BURLINGTON	WA
2392	MAIN STORE	1600 N STATE RT 50	BOURBONNAIS	IL
2395	MAIN STORE	3315 6TH AVE SE	ABERDEEN	SD
2396	MAIN STORE	3225 STATE RT 364 STE 165	CANANDAIGUA	NY
2397	MAIN STORE	1200 HWY 22-PHILLIPSBURG MALL	PHILLIPSBURG	NJ
2398	MAIN STORE	900 COMMONS DR STE 900	DOTHAN	AL
2400	MAIN STORE	1001 BARNES CROSSING RD STE300	TUPELO	MS
2410	MAIN STORE	2401 S STEMMONS FWY STE 4000	LEWISVILLE	TX
2411	MAIN STORE	2350 MIRACLE MILE RD #270	BULLHEAD CITY	AZ
2414	MAIN STORE	355 FLETCHER PKWY	EL CAJON	CA
2415	MAIN STORE	15083 US 19 S	THOMASVILLE	GA
2416	MAIN STORE	270 LOUDON RD	CONCORD	NH
2417	MAIN STORE	1105 WALNUT ST	CARY	NC
2418	MAIN STORE	3800 US HWY 98 N STE 200	LAKELAND	FL
2419	HOME STORE	6555 E. SOUTHERN AVE., STE 200	MESA	AZ
2419	MAIN STORE	6525 E SOUTHERN AVE	MESA	AZ
2420	MAIN STORE	9409 US HWY 19 STE 301	PORT RICHEY	FL
2422	MAIN STORE	10125 HWY 17 BYP UNIT G7	MURRELLS INLET	SC
2423	MAIN STORE	780 NW GARDEN VLY BLVD STE 160	ROSEBURG	OR
2424	MAIN STORE	2441 WHISKEY RD	AIKEN	SC
2425	MAIN STORE	2900 W WASHINGTON ST STE 92	STEPHENVILLE	TX
2427	MAIN STORE	278 BLACK GOLD BLVD	HAZARD	KY
2428	MAIN STORE	4400 24TH AVE	FORT GRATIOT	MI
2430	MAIN STORE	10308 SOUTHSIDE BLVD	JACKSONVILLE	FL
2431	MAIN STORE	1100-B HWY 260	COTTONWOOD	AZ
2433	MAIN STORE	11017 CAROLINA PLACE PKWY	PINEVILLE	NC
2434	HOME STORE	6600 MENAUL BLVD., N.E.	ALBUQUERQUE	NM
2434	MAIN STORE	6600 MENAUL BLVD NE STE 600	ALBUQUERQUE	NM
2434	OUTSIDE STOCKROOM	4320 YALE BLVD, SUITE CA	ALBUQUERQUE	NM
2436	MAIN STORE	475 S ST LOUIS ST	BATESVILLE	AR
2437	MAIN STORE	128 WOODLAWN DR	SHAWANO	WI
2438	MAIN STORE	1110 N QUINCY AVE	OTTUMWA	IA
2439	MAIN STORE	1000 MALL RUN RD	UNIONTOWN	PA
2440	MAIN STORE	300 LYCOMING MALL CIR STE 2043	PENNSDALE	PA
2441	MAIN STORE	2901 E COLLEGE AVE STE 800	STATE COLLEGE	PA
2442	MAIN STORE	4481 S WHITE MOUNTAIN RD STE 5	SHOW LOW	AZ
2443	MAIN STORE	11130 MALL CIRCLE	WALDORF	MD

Equipment Locations

Store Number	Type/Use	Address	City	State
2445	MAIN STORE	6840 EASTMAN AVE	MIDLAND	MI
2447	MAIN STORE	864 HWY 12 W	STARKVILLE	MS
2449	MAIN STORE	399 CAMPBELLSVILLE BYPASS	CAMPBELLSVILLE	KY
2452	MAIN STORE	300 MOUNT BERRY SQ NE	ROME	GA
2453	MAIN STORE	6 MCKINLEY MALL	BLASDELL	NY
2456	HOME STORE	SW CORNER PINES BLVD. & SW 136TH STREET	PEMBROKE PINES	FL
2456	MAIN STORE	11401 PINES BLVD	PEMBROKE PINES	FL
2457	MAIN STORE	9559 DESTINY USA DR	SYRACUSE	NY
2458	MAIN STORE	1601 S BROAD	SCOTTSBORO	AL
2460	MAIN STORE	STATE RT 37-ST LAWRENCE CENTRE	MASSENA	NY
2463	MAIN STORE	140 MARSH AVE	STATEN ISLAND	NY
2464	MAIN STORE	1201 BOSTON POST RD	MILFORD	CT
2466	MAIN STORE	10000 EMMETT F. LOWRY EXPRWY	TEXAS CITY	TX
2467	MAIN STORE	1695 ARDEN WAY	SACRAMENTO	CA
2470	MAIN STORE	413 MARKET SQ DR	MAYSVILLE	KY
2472	MAIN STORE	839 3RD AVE	JASPER	IN
2474	MAIN STORE	510 GATE CITY HWY SPACE 360	BRISTOL	VA
2477	MAIN STORE	3710 HWY 9	FREEHOLD	NJ
2478	MAIN STORE	1603 NW 107TH AVE	MIAMI	FL
2480	MAIN STORE	22450 TOWN CIR	MORENO VALLEY	CA
2482	MAIN STORE	5725 JOHNSTON ST	LAFAYETTE	LA
2484	MAIN STORE	4730 N DIVISION ST	SPOKANE	WA
2485	MAIN STORE	560 GALLERIA DR	JOHNSTOWN	PA
2486	MAIN STORE	5580 GOODS LN STE 2031	ALTOONA	PA
2488	MAIN STORE	ONE N GALLERIA DR	MIDDLETOWN	NY
2490	MAIN STORE	231 GREECE RIDGE CTR DR	GREECE	NY
2491	MAIN STORE	6 GALLERIA MALL DR	TAUNTON	MA
2494	MAIN STORE	200 PAUL HUFF PKWY NW STE 44	CLEVELAND	TN
2495	MAIN STORE	1850 ADAMS ST STE 2	MANKATO	MN
2496	MAIN STORE	500 NEWPARK MALL	NEWARK	CA
2498	MAIN STORE	2727 FAIRFIELD COMMONS BLVD	DAYTON	OH
2503	MAIN STORE	1201 E MAIN	CARBONDALE	IL
2505	MAIN STORE	1201 S DIRKSEN PKWY	SPRINGFIELD	IL
2506	MAIN STORE	2900 E LINCOLN WAY	STERLING	IL
2507	MAIN STORE	312 W PRIEN LAKE RD	LAKE CHARLES	LA
2521	MAIN STORE	9100 N SKYVIEW AVE	KANSAS CITY	MO
2522	MAIN STORE	9056 N 121ST EAST AVE	OWASSO	OK
2523	MAIN STORE	215 CREEKSIDE WAY	NEW BRAUNFELS	TX
2524	MAIN STORE	2421 CRANBERRY HWY STE 290	WAREHAM	MA
2526	MAIN STORE	7352 GLORY RD	BAXTER	MN
2527	MAIN STORE	500 WINCHESTER AVE	ASHLAND	KY
2529	MAIN STORE	11534 PARKSIDE DR	FARRAGUT	TN
2530	MAIN STORE	1301 CENTER RD	AVON	OH
2534	MAIN STORE	501 C M FAGAN DR	HAMMOND	LA
2535	MAIN STORE	SEND TO SL SHARED SERVICES CTR	QUEEN CREEK	AZ
2613	MAIN STORE	1932 E 20TH ST	CHICO	CA
2614	MAIN STORE	1710 S MAIN ST	BELLEFONTAINE	OH
2615	MAIN STORE	230 LAUREL MALL	HAZLETON	PA
2616	MAIN STORE	2940 WATSON BLVD	CENTERVILLE	GA
2617	MAIN STORE	7600 KINGSTON PIKE STE 900	KNOXVILLE	TN
2619	MAIN STORE	10101 BROOK RD STE 800	GLEN ALLEN	VA
2620	MAIN STORE	515 S WESTWOOD	POPLAR BLUFF	MO
2622	MAIN STORE	2301 DEL PRADO BLVD STE 700	CAPE CORAL	FL
2624	MAIN STORE	3401 NICHOLASVILLE RD STE 116	LEXINGTON	KY
2625	MAIN STORE	4370 I-75 BUSINESS SPUR	SAULT STE MARIE	MI

Equipment Locations

Store Number	Type/Use	Address	City	State
2626	MAIN STORE	1312 W SUNSET RD	HENDERSON	NV
2629	MAIN STORE	1050 S BISHOP AVE	ROLLA	MO
2631	MAIN STORE	58000 TWENTY-NINE PALMS HWY	YUCCA VALLEY	CA
2632	MAIN STORE	4 MID RIVERS MALL	ST PETERS	MO
2633	MAIN STORE	3507 MANCHESTER EXPWY STE E	COLUMBUS	GA
2646	MAIN STORE	4021 BURBANK RD	WOOSTER	OH
2647	MAIN STORE	210 ANDOVER ST	PEABODY	MA
2648	MAIN STORE	400 BREA MALL	BREA	CA
2649	HOME STORE	510 WESTMINSTER MALL	WESTMINSTER	CA
2649	MAIN STORE	400 WESTMINSTER MALL	WESTMINSTER	CA
2650	MAIN STORE	1050 LAYTON HILLS MALL	LAYTON	UT
2651	MAIN STORE	68 GATEWAY MALL	LINCOLN	NE
2653	MAIN STORE	4770 GOLF RD	EAU CLAIRE	WI
2654	MAIN STORE	100 COMMERCIAL RD UNIT 180	LEOMINSTER	MA
2655	MAIN STORE	90 W 5TH ST	DOUGLAS	AZ
2656	MAIN STORE	3 DIAMOND RUN MALL	RUTLAND	VT
2657	MAIN STORE	939 NE D ST	GRANTS PASS	OR
2660	MAIN STORE	20505 S DIXIE HWY	MIAMI	FL
2661	MAIN STORE	4 HAWTHORN CTR	VERNON HILLS	IL
2662	MAIN STORE	578 AVIATION RD STE 3	QUEENSBURY	NY
2663	MAIN STORE	377 S MILLS RD	VENTURA	CA
2671	MAIN STORE	2180 NE HWY 99 W	MCMINNVILLE	OR
2672	MAIN STORE	380 N COOPER DR	HENDERSON	NC
2676	MAIN STORE	1215 S MAIN ST	SIKESTON	MO
2677	MAIN STORE	9301 TAMPA AVE	NORTHRIDGE	CA
2678	MAIN STORE	658 RICHLAND MALL	MANSFIELD	OH
2679	MAIN STORE	525 UNION ST	WATERBURY	CT
2682	MAIN STORE	1901 NW EXPWY STE 1200	OKLAHOMA CITY	OK
2683	MAIN STORE	17177 ROYALTON RD BOX 3	STRONGSVILLE	OH
2685	MAIN STORE	3851 S COOPER ST	ARLINGTON	TX
2686	MAIN STORE	8358 SUDLEY RD	MANASSAS	VA
2687	MAIN STORE	651 W WASHINGTON	SEQUIM	WA
2688	MAIN STORE	3100 HARRISON AVE	BUTTE	MT
2689	MAIN STORE	2700 MIAMISBURG-CENTERVILLE RD	CENTERVILLE	OH
2690	MAIN STORE	1000 TURTLE CREEK DR	HATTIESBURG	MS
2692	MAIN STORE	2422 W KETTLEMAN LANE	LODI	CA
2693	MAIN STORE	3127 STOCKTON HILL RD	KINGMAN	AZ
2694	MAIN STORE	1680 BRIARGATE BLVD	COLORADO SPRINGS	CO
2695	MAIN STORE	16280 DRESDEN AVE SPACE M	E LIVERPOOL	OH
2696	MAIN STORE	11200 LAKELINE MALL DR	CEDAR PARK	TX
2697	MAIN STORE	16529 SOUTHWEST FRWY	SUGARLAND	TX
2698	MAIN STORE	3100 NAGLEE RD	TRACY	CA
2699	MAIN STORE	2501 MT HOLLY RD STE 300	BURLINGTON	NJ
2700	MAIN STORE	5083 TUTTLE CROSSING BLVD	DUBLIN	OH
2702	MAIN STORE	197 WESTBANK EXPY STE 2	GRETNA	LA
2703	MAIN STORE	2756 N GERMANTOWN PKWY	MEMPHIS	TN
2704	MAIN STORE	10000 COORS BYPASS NW	ALBUQUERQUE	NM
2705	MAIN STORE	501 EAGLE RIDGE DR	LAKE WALES	FL
2706	MAIN STORE	458 N VIRGINIA AVE	TIFTON	GA
2707	MAIN STORE	2175 S KOELLER ST	OSHKOSH	WI
2708	MAIN STORE	573 DONALD LYNCH BLVD	MARLBOROUGH	MA
2709	MAIN STORE	4201 N SHILOH DR	FAYETTEVILLE	AR
2712	MAIN STORE	3501 CAPITAL CITY MALL	CAMP HILL	PA
2713	MAIN STORE	95 STORRS RD	WILLIMANTIC	CT
2715	MAIN STORE	14659 N US HWY 25 E STE 22	CORBIN	KY
2716	MAIN STORE	2215 MEMORIAL DR	WAYCROSS	GA

Equipment Locations

Store Number	Type/Use	Address	City	State
2718	MAIN STORE	100 BAYCHESTER AVE	BRONX	NY
2719	MAIN STORE	715 OMACHE DR	OMAK	WA
2720	MAIN STORE	200 BEAVER VALLEY MALL	MONACA	PA
2721	MAIN STORE	3159 W BROADWAY	SEDALIA	MO
2722	MAIN STORE	9409 W COLONIAL DR	OCOEE	FL
2725	MAIN STORE	3350 E FLORAL AVE	SELMA	CA
2726	MAIN STORE	1481 WAGNER AVE	GREENVILLE	OH
2728	MAIN STORE	1111 E TYLER ST STE 127	ATHENS	TX
2729	MAIN STORE	3311 IOWA ST	LAWRENCE	KS
2730	MAIN STORE	6200 20TH ST STE 700	VERO BEACH	FL
2731	MAIN STORE	1409 EHRINGHAUS ST	ELIZABETH CITY	NC
2732	MAIN STORE	10300 LITTLE PATUXENT PKWY	COLUMBIA	MD
2736	MAIN STORE	3500 EAST WEST HWY STE 1000	HYATTSVILLE	MD
2738	MAIN STORE	11160 VEIRS MILL RD	WHEATON	MD
2739	MAIN STORE	20131 HWY 59N STE 3000	HUMBLE	TX
2740	MAIN STORE	151 MARYSVILLE TOWNE CTR	MARYSVILLE	WA
2741	MAIN STORE	318 E FAIRMOUNT AVE	LAKEWOOD	NY
2742	MAIN STORE	1840 COUNTRYSIDE DR	TURLOCK	CA
2743	MAIN STORE	1000 BONITA LAKE CIRCLE	MERIDIAN	MS
2744	MAIN STORE	14730 E INDIANA AVE	SPOKANE	WA
2745	MAIN STORE	2900 S MAIN ST	RICE LAKE	WI
2746	MAIN STORE	13320 MONTFORT ST	DALLAS	TX
2748	MAIN STORE	10400 MILL RUN CIR	OWINGS MILLS	MD
2749	MAIN STORE	21030 DULLES TOWN CIR	STERLING	VA
2750	MAIN STORE	PO BOX 5147	GASTONIA	NC
2751	MAIN STORE	PLAZA LAS AMERICAS S/C	SAN JUAN	PR
2752	MAIN STORE	1403 PALISADES CTR DR	WEST NYACK	NY
2753	MAIN STORE	6201 BLUEBONNET BLVD	BATON ROUGE	LA
2754	MAIN STORE	3055 BLACK GAP RD	CHAMBERSBURG	PA
2755	MAIN STORE	120 NIBLICK RD	PASO ROBLES	CA
2756	HOME STORE	3147 MIDDLE COUNTY ROAD LAKE GROVE SHOPPING CENTER	LAKE GROVE	NY
2756	MAIN STORE	9 SMITH HAVEN MALL	LAKE GROVE L I	NY
2756	OUTSIDE STOCKROOM	390 OSER AVENUE	HAPPAUGE	NY
2756	OUTSIDE STOCKROOM	313 SMITH HAVEN MALL	LAKE GROVE	NY
2757	MAIN STORE	8417 S PARK MEADOWS CTR DR	LONE TREE	CO
2758	MAIN STORE	1471 CORAL RIDGE AVE	CORALVILLE	IA
2760	MAIN STORE	23415 THREE NOTCH RD STE 2016	CALIFORNIA	MD
2761	MAIN STORE	11500 MIDLOTHIAN TPKE	RICHMOND	VA
2762	MAIN STORE	8102 CITRUS PARK TOWN CTR	TAMPA	FL
2763	MAIN STORE	1201 LAKE WOODLANDS DR STE 500	THE WOODLANDS	TX
2765	MAIN STORE	219 MARLBORO AVE STE 21	EASTON	MD
2766	MAIN STORE	2001 COTTMAN AVE	PHILADELPHIA	PA
2767	MAIN STORE	1500 S WILLOW ST	MANCHESTER	NH
2768	MAIN STORE	1500 RT 47 STE 21B	RIO GRANDE	NJ
2769	MAIN STORE	1512 MILITARY RD	BENTON	AR
2770	MAIN STORE	1200 TOWNE CENTRE BLVD STE B	PROVO	UT
2773	ADDITIONAL SPACE	400 ERNEST W BARRETT PKWY NW	KENNESAW	GA
2773	HOME STORE	667 ERNEST BARRETT PARKWAY, SUITE 300	KENNESAW	GA
2773	MAIN STORE	400 ERNEST W BARRETT PKWY NW	KENNESAW	GA
2775	MAIN STORE	1750 DEPTFORD CENTER RD STE D	DEPTFORD	NJ
2775	OUTSIDE STOCKROOM	165 NINTH AVE, UNIT D BOROUGH OF RUNNEMEDE	DEPTFORD	NJ
2776	MAIN STORE	3333 BUFORD DR	BUFORD	GA
2777	MAIN STORE	381 WEST ST	KEENE	NH

Equipment Locations

Store Number	Type/Use	Address	City	State
2782	MAIN STORE	5055 2ND AVE STE 28	KEARNEY	NE
2783	MAIN STORE	40640 WINCHESTER RD	TEMECULA	CA
2784	MAIN STORE	6101 CALHOUN MEMOR HWY STE A	EASLEY	SC
2785	MAIN STORE	3774 RIVERTOWN PRKWY SW	GRANDVILLE	MI
2786	MAIN STORE	1775 WASHINGTON ST	HANOVER	MA
2788	MAIN STORE	259 INDIAN MOUND DR	MT STERLING	KY
2789	MAIN STORE	10308 W FOREST HILL BLVD	WELLINGTON	FL
2790	MAIN STORE	172 EXTON SQ MALL	EXTON	PA
2795	MAIN STORE	2607 PRESTON RD	FRISCO	TX
2796	MAIN STORE	1125 GALLERIA BLVD	ROSEVILLE	CA
2797	MAIN STORE	100 MALL DR UNIT B	STEUBENVILLE	OH
2799	MAIN STORE	1611 VIRGINIA AVE STE 605	NORTH BEND	OR
2801	MAIN STORE	1450 POLARIS PKWY	COLUMBUS	OH
2802	MAIN STORE	2000 ROBINSON TOWN CTR	PITTSBURGH	PA
2803	MAIN STORE	2304 E JACKSON ST	MACOMB	IL
2804	MAIN STORE	8040 MALL PKWY	LITHONIA	GA
2805	MAIN STORE	6910 FAYETTEVILLE RD STE 600	DURHAM	NC
2806	MAIN STORE	2370 N EXPWY STE 2000	BROWNSVILLE	TX
2807	MAIN STORE	5690 HARVEY ST	MUSKEGON	MI
2808	MAIN STORE	301A S SERVICE RD	BLYTHEVILLE	AR
2809	MAIN STORE	12300 JEFFERSON AVE STE 500	NEWPORT NEWS	VA
2810	MAIN STORE	140 S 24TH ST W	BILLINGS	MT
2812	MAIN STORE	202 E 24TH ST	COLUMBUS	NE
2813	MAIN STORE	1909 US HWY 421 N	WILKESBORO	NC
2814	MAIN STORE	92-59 59TH AVE	ELMHURST	NY
2815	MAIN STORE	3200 GATEWAY BLVD	PRESCOTT	AZ
2816	MAIN STORE	3351 S DOGWOOD	EL CENTRO	CA
2817	MAIN STORE	2540 SYCAMORE RD	DE KALB	IL
2819	MAIN STORE	1627 OPELIKA RD STE 69	AUBURN	AL
2820	MAIN STORE	6650 DOUGLAS BLVD	DOUGLASVILLE	GA
2820	STYLING SALON	6650 DOUGLAS BLVD.	DOUGLASVILLE	GA
2821	MAIN STORE	4340 SERGEANT RD	SIOUX CITY	IA
2822	MAIN STORE	1600 NE 23RD ST	POMPANO BEACH	FL
2823	MAIN STORE	12399 S MAINSTREET	RANCHO CUCAMONGA	CA
2824	MAIN STORE	6620 TOWNE CENTER LOOP STE E	SOUTHAVEN	MS
2825	MAIN STORE	12550 RIVERDALE BLVD	COON RAPIDS	MN
2826	MAIN STORE	333 N HWY 67	CEDAR HILL	TX
2827	MAIN STORE	2611 E MAIN ST	PLAINFIELD	IN
2828	MAIN STORE	2000 N NEIL ST	CHAMPAIGN	IL
2829	MAIN STORE	13701 GROVE DR	MAPLE GROVE	MN
2829	SIGN AGREEMENT	13701 GROVE DR	MAPLE GROVE	MN
2830	MAIN STORE	7200 E HARRISON AVE	ROCKFORD	IL
2832	MAIN STORE	1401 GREENBRIER PKWY STE 3000	CHESAPEAKE	VA
2833	MAIN STORE	6909 N LOOP 1604 E	SAN ANTONIO	TX
2834	MAIN STORE	69340 HWY 21	COVINGTON	LA
2835	MAIN STORE	3000 E HIGHLAND DR STE 516	JONESBORO	AR
2837	MAIN STORE	1375 S YUMA PALMS PKWY	YUMA	AZ
2838	MAIN STORE	877 NE ALSBURY BLVD	BURLESON	TX
2839	MAIN STORE	31510 GRATIOT AVE	ROSEVILLE	MI
2840	MAIN STORE	1236 EASTDALE MALL	MONTGOMERY	AL
2841	MAIN STORE	2209 VETERANS BLVD	DEL RIO	TX
2842	MAIN STORE	13333 W MCDOWELL RD	GOODYEAR	AZ
2843	MAIN STORE	10083 GULF CENTER DR	FORT MYERS	FL
2844	MAIN STORE	100 BAYBROOK MALL	FRIENDSWOOD	TX
2845	MAIN STORE	3742 BROOKWALL DR STE 10	AKRON	OH
2846	MAIN STORE	5050 E RAY RD	PHOENIX	AZ

Equipment Locations

Store Number	Type/Use	Address	City	State
2847	MAIN STORE	167 PITTSBURGH MILL CIR	TARENTUM	PA
2848	MAIN STORE	4485 S GRAND CANYON DR	LAS VEGAS	NV
2849	MAIN STORE	10000 ALABAMA ST	REDLANDS	CA
2850	MAIN STORE	28151 STATE RD 56	WESLEY CHAPEL	FL
2855	FURNITURE OUTLET	8442 HAVEN AVENUE	RANCHO CUCAMONGA	CA
2862	MAIN STORE	3459 PRINCETON RD	HAMILTON	OH
2863	MAIN STORE	23523 GRAND CIRCLE BLVD	KATY	TX
2864	MAIN STORE	3001 WHITE BEAR AVE	MAPLEWOOD	MN
2865	MAIN STORE	8348 TAMARACK VILLAGE	WOODBURY	MN
2866	MAIN STORE	800 WILLARD DR	ASHWAUBENON	WI
2867	MAIN STORE	301 OAK SPRING RD	WASHINGTON	PA
2868	MAIN STORE	401 S MT JULIET RD STE 630	MT JULIET	TN
2869	MAIN STORE	5060 PINNACLE SQ	BIRMINGHAM	AL
2870	MAIN STORE	17610 E 39TH ST S	INDEPENDENCE	MO
2871	MAIN STORE	240 BANKS CROSSING	FAYETTEVILLE	GA
2872	MAIN STORE	1380 HWY 20 W	MCDONOUGH	GA
2873	MAIN STORE	304 FORUM DR	COLUMBIA	SC
2874	MAIN STORE	341 NEWNAN CROSSING BYP	NEWNAN	GA
2875	MAIN STORE	22500 TOWN CENTER AVE	SPANISH FORT	AL
2876	MAIN STORE	14658 DELAWARE ST	WESTMINSTER	CO
2877	MAIN STORE	17710 LA CANTERA PKWY	SAN ANTONIO	TX
2878	MAIN STORE	4680 HIGH POINTE BLVD	HARRISBURG	PA
2879	MAIN STORE	2202 BELLVIEW RD	ROGERS	AR
2880	MAIN STORE	STATE HWY 16 & RT 302	NORTH CONWAY	NH
2881	MAIN STORE	300 MEMORIAL CITY WAY	HOUSTON	TX
2882	MAIN STORE	8 PROVIDENCE PLACE	PROVIDENCE	RI
2883	MAIN STORE	2500 SMITH RANCH RD	PEARLAND	TX
2884	MAIN STORE	12351 N IH-35	AUSTIN	TX
2885	MAIN STORE	5120 FAIRMONT PKWY	PASADENA	TX
2888	MAIN STORE	2100 PLEASANT HILL RD	DULUTH	GA
2889	MAIN STORE	1727 W BETHANY HOME RD	PHOENIX	AZ
2901	MAIN STORE	8752 MICHIGAN RD	INDIANAPOLIS	IN
2902	MAIN STORE	1900 E RIO SALADO PKWY STE 140	TEMPE	AZ
2903	MAIN STORE	3141 WATERMILL DR	BURLINGTON	NC
2904	MAIN STORE	9500 S IH-35 STE H	AUSTIN	TX
2905	MAIN STORE	3001 TEXAS SAGE TRL	FORT WORTH	TX
2905	SIGN AGREEMENT	3001 TEXAS SAGE TRAIL	FORT WORTH	TX
2906	MAIN STORE	1720 OLD FORT PKWY	MURFREESBORO	TN
2907	MAIN STORE	6302 S CENTRAL ST	AURORA	CO
2908	MAIN STORE	100 COLUMBIANA CIR #102	COLUMBIA	SC
2909	MAIN STORE	7939 HWY N	DARDENNE PRAIRIE	MO
2910	MAIN STORE	7751 TOWNE CENTER PKWY	PAPILLION	NE
2911	MAIN STORE	11552 S DISTRICT DR	SOUTH JORDAN	UT
2912	MAIN STORE	10904 STADIUM PKWY	KANSAS CITY	KS
2913	MAIN STORE	5265 S CALLE SANTA CRUZ	TUCSON	AZ
2914	MAIN STORE	2600 S SHACKLEFORD RD	LITTLE ROCK	AR
2915	MAIN STORE	135 BOCKMAN DR	FORT COLLINS	CO
2916	MAIN STORE	400 N UNION ST	OLEAN	NY
2917	MAIN STORE	955 S HOVER ST	LONGMONT	CO
2918	MAIN STORE	340 S COLONIAL DR	ALABASTER	AL
2919	MAIN STORE	2890 N MAIN ST	SANTA ANA	CA
2920	MAIN STORE	9480 VILLAGE PLACE BLVD	BRIGHTON	MI
2921	MAIN STORE	5751 LONG PRAIRIE RD	FLOWER MOUND	TX
2922	MAIN STORE	13900 HOARD DR	NOBLESVILLE	IN
2923	MAIN STORE	500 MARQUIS PKWY	WILLIAMSBURG	VA
2924	MAIN STORE	7400 WOODWARD AVE	WOODRIDGE	IL

Equipment Locations

Store Number	Type/Use	Address	City	State
2925	MAIN STORE	8201 FLYING CLOUD DR	EDEN PRAIRIE	MN
2926	MAIN STORE	7451 YOUREE DR	SHREVEPORT	LA
2927	MAIN STORE	410 PORTERS VALE BLVD	VALPARAISO	IN
2928	MAIN STORE	1100 OGDEN AVE	MONTGOMERY	IL
2929	MAIN STORE	SEND TO SL SHARED SERVICES CTR	CRYSTAL LAKE	IL
2930	MAIN STORE	1600 ORCHARD GATEWAY BLVD	NORTH AURORA	IL
2931	MAIN STORE	3100 MAIN ST STE 1000	MAUMEE	OH
2932	MAIN STORE	3400 RIO GRANDE AVE	MONTROSE	CO
2933	MAIN STORE	1200 N HAPPY VALLEY RD	NAMPA	ID
2934	MAIN STORE	151 UNIVERSITY OAKS	ROUND ROCK	TX
2934	SIGN AGREEMENT	151 UNIVERSITY OAKS	ROUND ROCK	TX
2935	MAIN STORE	2071 COLISEUM DR	HAMPTON	VA
2936	MAIN STORE	1041 N PROMENADE PKWY	CASA GRANDE	AZ
2937	MAIN STORE	14659 RAMONA AVE	CHINO	CA
2938	MAIN STORE	1245 WORCESTER ST	NATICK	MA
2939	MAIN STORE	7400 SAN PEDRO AVE	SAN ANTONIO	TX
2940	MAIN STORE	5651 HWY 95 N	LAKE HAVASU CITY	AZ
2941	MAIN STORE	2400 S SERVICE RD	MOORE	OK
2942	MAIN STORE	7271 SE 29TH ST	MIDWEST CITY	OK
2943	MAIN STORE	3675 STONE CREEK BLVD	COLERAIN TOWNSHIP	OH
2944	MAIN STORE	25646 HWY 290	CYPRESS	TX
2944	SIGN AGREEMENT	25646 HWY 290	CYPRESS	TX
2945	MAIN STORE	2001 W OSCEOLA PKWY	KISSIMMEE	FL
2946	MAIN STORE	1015 E I 30	ROCKWALL	TX
2948	MAIN STORE	3065 RT 50	SARATOGA SPRINGS	NY
2949	MAIN STORE	1441 N HWY 77	WAXAHACHIE	TX
2950	MAIN STORE	800 S RANDALL RD	ALGONQUIN	IL
2951	MAIN STORE	2940 COMMERCE DR	JOHNSBURG	IL
2952	MAIN STORE	4451 PROMENADE WAY	MATTESON	IL
2952	SIGN AGREEMENT	4451 PROMENADE WAY	MATTESON	IL
2953	MAIN STORE	8100 N FLINTLOCK RD	KANSAS CITY	MO
2954	MAIN STORE	N96W18515 COUNTY LINE RD	MENOMONEE FALLS	WI
2955	MAIN STORE	4951 SLATTEN RANCH RD	ANTIOCH	CA
2955	SIGN AGREEMENT	4951 SLATTEN RANCH RD	ANTIOCH	CA
2956	MAIN STORE	550 PINNACLE PL	PRATTVILLE	AL
2957	MAIN STORE	4185 RIVERDALE RD	RIVERDALE	UT
2959	MAIN STORE	419 E TRENTON RD	EDINBURG	TX
2960	MAIN STORE	1950 JOE BATTLE BLVD	EL PASO	TX
2961	MAIN STORE	3125 LOUISIANA AVE	LAFAYETTE	LA
2962	MAIN STORE	725 ADAMS DR	WEATHERFORD	TX
2963	MAIN STORE	1996 MEMORIAL DR STE 1	ST JOHNSBURY	VT
2964	MAIN STORE	2060 SAM RITTENBERG BLVD	CHARLESTON	SC
2965	MAIN STORE	3650 NEW CENTER PT	COLORADO SPRINGS	CO
2966	MAIN STORE	8568 E 49TH AVE	DENVER	CO
2967	MAIN STORE	50753 WATERSIDE DR	CHESTERFIELD TOWNSHP	MI
2968	MAIN STORE	24201 BRAZOS TOWN CROSSING	ROSENBERG	TX
2968	SIGN AGREEMENT	24201 BRAZOS TOWN CROSSING	ROSENBERG	TX
2969	MAIN STORE	610 GRAHAM DR	SHERMAN	TX
2970	MAIN STORE	5181 PEPPER ST	SPRING HILL	FL
2971	MAIN STORE	300 TOWN CENTER BLVD	WHITE LAKE TOWNSHIP	MI
2972	MAIN STORE	43690 FORD RD	CANTON	MI
2973	MAIN STORE	11325 W LINCOLN HWY	MOKENA	IL
2975	MAIN STORE	3333 MARKET PLACE DR	COUNCIL BLUFFS	IA
2976	MAIN STORE	515 CABELA DR	TRIADELPHIA	WV
2977	MAIN STORE	5886 HIGHWAY 100	WASHINGTON	MO
2978	MAIN STORE	9365 FIELDS ERTEL RD	CINCINNATI	OH

Equipment Locations

Store Number	Type/Use	Address	City	State
2979	MAIN STORE	2345 S HWY 27	CLERMONT	FL
2980	MAIN STORE	3165 INTERSTATE 45 N	CONROE	TX
2980	SIGN AGREEMENT	3165 INTERSTATE 45 N	CONROE	TX
2982	MAIN STORE	301 STACY RD	FAIRVIEW	TX
2983	MAIN STORE	800 BARNES ST	SAN MARCOS	TX
2984	MAIN STORE	2037 LANTERN RIDGE DR	RICHMOND	KY
2985	MAIN STORE	6200 GRANDVIEW PKWY	DAVENPORT	FL
2986	MAIN STORE	200 MARKET ST	FLOWOOD	MS
2987	MAIN STORE	1001 RAINBOW DR	GADSDEN	AL
2988	MAIN STORE	7700 POLO GROUNDS BLVD	MEMPHIS	TN
2989	MAIN STORE	1800 COASTAL GRAND CIR	MYRTLE BEACH	SC
2990	MAIN STORE	6901 W 135TH ST	OVERLAND PARK	KS
2991	MAIN STORE	5335 W LOOP 1604 N	SAN ANTONIO	TX
2991	SIGN AGREEMENT	5335 W LOOP 1604 N	SAN ANTONIO	TX
2992	MAIN STORE	4190 E COURT ST STE 500	BURTON	MI
2992	SIGN AGREEMENT	4190 E COURT ST STE 500	BURTON	MI
2993	MAIN STORE	798 GRAVOIS BLUFFS BLVD	FENTON	MO
2993	SIGN AGREEMENT	BELLEFONTAINE	FENTON	MO
2993	SIGN AGREEMENT	798 GRAVOIS BLUFFS BLVD	FENTON	MO
2993	SIGN AGREEMENT	LOT 8A	FENTON	MO
2994	MAIN STORE	3363 LOWERY PKWY	FULTONDALE	AL
2995	MAIN STORE	5858 E SAM HOUSTON PKWY N	HOUSTON	TX
2995	SIGN AGREEMENT	5858 E SAM HOUSTON PKWY N	HOUSTON	TX
2997	MAIN STORE	206 BLUEFISH DR	PANAMA CITY BEACH	FL
2998	MAIN STORE	19005 SE MILL PLAIN BLVD	VANCOUVER	WA
2999	MAIN STORE	1060 PERIMETER DR	MANTECA	CA
3003	CATALOG OUTLET - 30	8702 N 2ND ST	MACHESNEY PARK	IL

3010	CATALOG OUTLET - 30	240 COMMONWEALTH BLVD W STE145	MARTINSVILLE	VA
3013	CATALOG OUTLET - 30	9495 W 75TH ST	OVERLAND PARK	KS
3014	CATALOG OUTLET - 30	190 E GLENDALE AVE	SPARKS	NV
3029	CATALOG OUTLET - 30	4410 MILLS CIR	ONTARIO	CA
3034	CATALOG OUTLET - 30	2442 ROMIG RD	AKRON	OH
3036	CATALOG OUTLET - 30	246 JAMESTOWN MALL	FLORISSANT	MO
3037	CATALOG OUTLET - 30	3050 N 5TH ST	READING	PA
3039	CATALOG OUTLET - 30	1801 BELTLINE RD SW STE 3	DECATUR	AL
3040	CATALOG OUTLET - 30	3430 PRESTON HWY	LOUISVILLE	KY
3900	AIR BRIDGE	406 W. 5TH AVENUE	ANCHORAGE	AK
3900	PARKING	406 W. 5TH AVENUE	ANCHORAGE	AK
4306	TELEMARKETING	1001 COMMERCE DRIVE	HARMARVILLE	PA
4534	CUSTOM DECORATING	4741 & 4801 URBANI AVENUE	MCCLELLAN	CA
4573	CUSTOM DECORATING	4455-4497 SOUTH 134TH PL. BUILDING B, SUITE 4475	TUKWILA	WA
4573	CUSTOM DECORATING	331 SOUTH RIVER DRIVE, STE 4	TEMPE	AZ
5071	TREASURY	GOLF ROAD & MILWAUKEE AVE.	NILES	IL
9005	LOGISTIC CENTER	1634 SALISBURY ROAD	STATESVILLE	NC
9005	PARKING	1634 SALISBURY ROAD	STATESVILLE	NC
9005	PARKING	1211 BARKLEY ROAD	STATESVILLE	NC
9005	PARKING		STATESVILLE	NC
9010	LOGISTIC CENTER	6800 VALLEY VIEW AVENUE	BUENA PARK	CA
9041	OFFICES	3801 PARKWOOD BLVD SUITE D-100	FRISCO	TX
9100	ACCOUNTING OFFICE	310 SOUTH MAIN ST.	SALT LAKE CITY	UT
9100	PARKING	45 EAST BROADWAY	SALT LAKE CITY	UT
9113	ECKERD DRUG - CVS	3821 ELLISON DRIVE NW	ALBUQUERQUE	NM
9130	LOGISTIC CENTER	5555 SCARBOROUGH BLVD.	COLUMBUS	OH
9131	LOGISTIC CENTER	11800 W. BURLEIGH ROAD	WAUWATOSA	WI

Equipment Locations

Store Number	Type/Use	Address	City	State
9132	LOGISTIC CENTER	10500 LACKMAN ROAD	LENEXA	KS
9224	LAND	501 D’ARCY PARKWAY	LATHROP	CA
9224	LOGISTIC CENTER	700 D’ARCY PARKWAY	LATHROP	CA
9275	ADDITIONAL SPACE	124 ROSE LANE, SUITE 106	FRISCO	TX
9316	LOGISTIC CENTER	11111 STEAD BLVD.	RENO	NV
9317	LOGISTIC CENTER	1339 TOLLAND TPK	MANCHESTER	CT
9430	OFFICES	1120 E. WALNUT, SUITE 7	WATSEKA	IL
9435	LOGISTIC CENTER	1701 INTERMODAL PARKWAY; ALLIANCE AIRPORT	HASLET	TX
9442	STORE SUPPORT CENTER	1650 S HWY 67	CEDAR HILL	TX
9450	STORE SUPPORT CENTER	6800 STATE ROAD 33	LAKELAND	FL
9451	PARKING	1302 PUYALLUP STREET	SUMNER	WA
9451	STORE SUPPORT CENTER	2932 142ND AVENUE EAST	SUMNER	WA
9454	STORE SUPPORT CENTER	400 HIGHWAY 6	SPANISH FORK	UT
9474	OFFICES	200 LAFAYETTE STREET	NEW YORK	NY
9486	LOGISTIC CENTER	5500 SOUTH EXPRESSWAY/120 PENNEY RD/5500 FRONTAGE ROAD	ATLANTA/FOREST PARK	GA
9518	ENTERPRISE FURNITURE FACILITY	13770 NORTON AVENUE	CHINO	CA
9707	STORE SUPPORT CENTER	1200 NORTHBROOK PARKWAY, SUITE 180	SUWANEE	GA
9900	OFFICES	560 SOUTH WINCHESTER BLVD.	SAN JOSE	CA
9900	OFFICES	601 PENNSYLVANIA AVE NW	WASHINGTON	DC
9900	ACCOUNTING OFFICE	6501 LEGACY DRIVE	PLANO	TX
9900	HANGER FOR CORP AIRCRAFT	8111 LEMON AVE, STE 150	DALLAS	TX
9900	LAND	6501 LEGACY DRIVE	PLANO	TX
9900	LAND	6501 LEGACY DRIVE	PLANO	TX
9900	OFFICES	3600 SOUTH HARBOR BLVD	OXNARD	CA
9900	OFFICES	300 SOUTH EL CAMINO ROAD, SUITE 201	SAN CLEMENTE	CA
9900	OFFICES	649 MISSION STREET	SAN FRANCISCO	CA
9900	OFFICES	328 BARRY AVENUE	WAYZATA	MN
9900	OFFICES	TWO CITY PLACE DRIVE, 2ND FL	ST LOUIS	MO
9900	OFFICES	1501 BROADWAY, 12TH FLOOR	NEW YORK	NY
9900	OFFICES	256 WEST 36TH STREET, 7TH FLOOR	NEW YORK	NY
9900	OFFICES	411 LAFAYETTE ST, 6TH FL	NEW YORK	NY
9900	OFFICES	6501 LEGACY DRIVE	PLANO	TX
9900	QUALITY ASSURANCE	1625 CRESCENT CIRCLE, SUITES 115 AND 112	CARROLLTON	TX

Inventory Locations

Store Number	Street	City	State	Zip
0004	990 22ND AVE S	BROOKINGS	SD	57006
0005	9501 ARLINGTON EXPY STE 105	JACKSONVILLE	FL	32225
0007	PO BOX 7126	AUBURN	NY	13022
0012	78 E MAIN ST	PRICE	UT	84501
0016	1170 CENTRAL AVE	DUNKIRK	NY	14048
0017	1425 S SANTA FE AVE	CHANUTE	KS	66720
0026	124 S MAIN ST	PENDLETON	OR	97801
0027	12300 SE 82ND AVE	PORTLAND	OR	97086
0030	14301 BURNHAVEN DR	BURNSVILLE	MN	55306
0043	621 MAIN ST	ALAMOSA	CO	81101
0044	3542 S MARYLAND PKWY	LAS VEGAS	NV	89169
0046	701 RICHMOND RD	RICHMOND HEIGHTS	OH	44143
0052	321 MAIN ST	FORT MORGAN	CO	80701
0055	4600 S MEDFORD DR STE 2000	LUFKIN	TX	75901
0056	413 DAKOTA AVE	WAHPETON	ND	58075
0058	2050 PONCE BY PASS STE 200	PONCE	PR	00717
0063	212 E 2ND ST	THE DALLES	OR	97058
0065	1309 ADAMS AVE	LA GRANDE	OR	97850
0067	500 LEHIGH VALLEY MALL	WHITEHALL	PA	18052
0089	2321 DAVE LYLE BLVD	ROCK HILL	SC	29730
0090	4530 N ORACLE RD	TUCSON	AZ	85705
0099	300 CROSS CREEK MALL	FAYETTEVILLE	NC	28303
0102	9801 CORTANA PL	BATON ROUGE	LA	70815
0104	201-209 WEST C ST	MCCOOK	NE	69001
0106	401 NE NORTHGATE WAY STE 475	SEATTLE	WA	98125
0109	1343 COMMERCIAL ST	ASTORIA	OR	97103
0113	PO BOX 668	WILLISTON	ND	58801
0116	81 ROCKINGHAM PARK BLVD	SALEM	NH	03079
0120	301 WYOMING BLVD SE	CASPER	WY	82609
0129	600 S CARPENTER AVE	KINGSFORD	MI	49802
0130	601-635 HARRY L DR STE 99	JOHNSON CITY	NY	13790
0133	25 LILAC MALL (RT 125)	ROCHESTER	NH	03867
0135	344 V BUCKLAND HLS DR STE 7000	MANCHESTER	CT	06042
0141	1207 N COMMERCE	ARDMORE	OK	73401
0152	4835 PROMENADE PKWY	BESSEMER	AL	35022
0157	2180 S GILBERT RD	CHANDLER	AZ	85286
0161	5043 JIMMY LEE SMITH PKWY	HIRAM	GA	30141
0162	90 E LOCUST ST	CANTON	IL	61520
0163	800 FOXCROFT AVE STE 800	MARTINSBURG	WV	25401
0168	300 MONTGOMERY MALL	NORTH WALES	PA	19454
0170	720 N 12TH ST (US 641)	MURRAY	KY	42071
0171	10225 77TH ST	PLEASANT PRAIRIE	WI	53158
0174	100 W 33RD ST	NEW YORK	NY	10001
0178	333 MAIN ST STE 200	OAK RIDGE	TN	37830
0179	6051 SKILLMAN ST	DALLAS	TX	75231
0182	1800 DAISY ST EXT STE 2	CLEARFIELD	PA	16830

0183	2100 HAMILTON PLACE BLVD	CHATTANOOGA	TN	37421
0184	990 NW BLUE PKWY	LEES SUMMIT	MO	64086
0185	1150 W CARL SANDBURG DR	GALESBURG	IL	61401
0192	11801 FAIR OAKS MALL	FAIRFAX	VA	22033
0194	9100 MCHUGH DR STE 576	LANHAM	MD	20706
0195	63 SERRAMONTE CTR	DALY CITY	CA	94015
0196	222 S STATE ST	FAIRMONT	MN	56031
0199	500 MONROEVILLE MALL	MONROEVILLE	PA	15146
0201	10101 E INDEPENDENCE BLVD	MATTHEWS	NC	28105
0202	1754 FRANKLIN MILLS CIR	PHILADELPHIA	PA	19154
0203	1067 W BALTIMORE PIKE US 1	MEDIA	PA	19063
0204	2700 POTOMAC MILLS CIR	WOODBRIDGE	VA	22192
0207	2500 W MORELAND RD	WILLOW GROVE	PA	19090
0209	3411 MERCHANT BLVD	ABINGDON	MD	21009
0211	3200 W EMPIRE MALL	SIOUX FALLS	SD	57106
0214	200 WESTERN AVE NW STE A	FARIBAULT	MN	55021
0217	14370 BEAR VALLEY RD	VICTORVILLE	CA	92392
0218	6020 E 82ND ST STE 700	INDIANAPOLIS	IN	46250
0219	3400 BELL AIR MALL	MOBILE	AL	36606
0220	1500 E WASHINGTON AVE	UNION GAP	WA	98903
0221	1155 CARLISLE ST	HANOVER	PA	17331
0225	2005 VETERANS BLVD	DUBLIN	GA	31021
0226	2200 S 10TH ST	MCALLEN	TX	78503
0231	10450 S STATE ST STE 2106	SANDY	UT	84070
0232	4502 S STEELE STE 200	TACOMA	WA	98409
0237	3 ORLAND SQ DR	ORLAND PARK	IL	60462
0241	2000 RT 38 STE 1000	CHERRY HILL	NJ	08002
0244	1391 E HIGHLAND AVE STE 101	SELMA	AL	36703
0246	20700 AVALON BLVD STE 500	CARSON	CA	90746
0249	901 W MORTON	JACKSONVILLE	IL	62650
0250	67 LAKEWOOD CTR MALL	LAKEWOOD	CA	90712
0251	7750 W ARROWHEAD TOWNE CENTER	GLENDALE	AZ	85308
0253	3501 GRANVILLE AVE	MUNCIE	IN	47303
0258	734 MARKET ST	FARMINGTON	MO	63640
0259	3111 S 31ST ST STE 3301	TEMPLE	TX	76502
0260	950 DANA DR	REDDING	CA	96003
0268	2500 MEADOWBROOK MALL	BRIDGEPORT	WV	26330
0270	854 STATE RTE 13	CORTLAND	NY	13045
0273	701 RUSSELL AVE	GAITHERSBURG	MD	20877
0278	1501 LAFAYETTE PKY STE E1	LAGRANGE	GA	30241
0283	1057 BROAD ST	SUMTER	SC	29150
0286	4500 PEORIA ST (US 51)	PERU	IL	61354
0287	901 US 27 N STE 150	SEBRING	FL	33870
0288	9500 SW WASHINGTON SQ RD	PORTLAND	OR	97223
0295	835 W JOHNSON ST	FOND DU LAC	WI	54935
0304	3550 MCCANN RD	LONGVIEW	TX	75605
0306	225 MAIN AVE N	THIEF RIVER FALLS	MN	56701
0309	640 NIBLACK BLVD	VINCENNES	IN	47591
0311	1980 N JEFFERSON ST	HUNTINGTON	IN	46750
0316	2800 US HWY 90	GAUTIER	MS	39553
0318	101 APACHE MALL	ROCHESTER	MN	55902

0321	451 E ALTAMONTE DR STE 1301	ALTAMONTE SPRINGS	FL	32701
0322	400 DUBOIS RD	COOKEVILLE	TN	38501
0324	870 W MARKET ST	TIFFIN	OH	44883
0327	87 VILLAGE SQUARE MALL	EFFINGHAM	IL	62401
0334	1330 TRAVIS BLVD	FAIRFIELD	CA	94533
0345	2200 W FLORIDA AVE	HEMET	CA	92545
0351	3057 E MAIN	RUSSELLVILLE	AR	72802
0355	1251 US 31 N	GREENWOOD	IN	46142
0365	214 BORGER S/C	BORGER	TX	79007
0367	400 BALD HILL RD	WARWICK	RI	02886
0370	1000 HILLTOP MALL	RICHMOND	CA	94806
0373	1262 VOCKE RD STE 300	LA VALE	MD	21502
0384	2901 N GRAND AVE	AMES	IA	50010
0389	1500 STONERIDGE MALL RD	PLEASANTON	CA	94588
0395	3405 E STATE ST	HERMITAGE	PA	16148
0400	125 S MICHIGAN AVE	BIG RAPIDS	MI	49307
0402	480 LEWIS AVE	MERIDEN	CT	06451
0403	5953 W PARK AVE STE 3000	HOUMA	LA	70364
0406	1100 N MAIN ST	ALTUS	OK	73521
0419	2021 N HIGHLAND AVE STE 15	JACKSON	TN	38305
0424	7171 N DAVIS HWY STE 8220	PENSACOLA	FL	32504
0426	251 HIGH ST	TORRINGTON	CT	06790
0427	10150 N WOLFE RD	CUPERTINO	CA	95014
0439	600 EASTVIEW MALL	VICTOR	NY	14564
0450	1302 W I-40 FRONTAGE RD	GALLUP	NM	87301
0456	3404 W 13TH ST	GRAND ISLAND	NE	68803
0457	101 W WATER ST	DECORAH	IA	52101
0465	24140 MAGIC MOUNTAIN PKY	SANTA CLARITA	CA	91355
0466	150 HOMER ADAMS PKWY	ALTON	IL	62002
0477	1357 S MAIN ST	ADRIAN	MI	49221
0478	5200 MEADOWOOD MALL CIR	RENO	NV	89502
0479	6481 NEWBERRY RD	GAINESVILLE	FL	32605
0481	4201 YELLOWSTONE AVE	POCATELLO	ID	83202
0483	3936 E MARKET ST	LOGANSPORT	IN	46947
0485	4310 BUFFALO GAP RD	ABILENE	TX	79606
0487	3401 S US 41	TERRE HAUTE	IN	47802
0494	600 MERCED MALL	MERCED	CA	95348
0495	1300 9TH AVE SE STE 3	WATERTOWN	SD	57201
0496	1700 W COUNTY RD B-2	ROSEVILLE	MN	55113
0497	305 MOUNT HOPE AVE	ROCKAWAY	NJ	07866
0514	830 MAIN ST UNIT 3	PRESQUE ISLE	ME	04769
0528	1680 WRIGHT AVE	ALMA	MI	48801
0529	17301 VALLEY MALL RD STE 400	HAGERSTOWN	MD	21740
0530	155 DORSET ST	SOUTH BURLINGTON	VT	05403
0536	300 EARLY BLVD	EARLY	TX	76802
0539	RT 104 E	OSWEGO	NY	13126
0549	3301 VETERANS MEMORIAL BLVD	METAIRIE	LA	70002
0557	15740 WHITTWOOD LANE	WHITTIER	CA	90603
0559	2424 US 6TH AND 50TH	GRAND JUNCTION	CO	81505
0562	1701 SUNRISE HWY	BAYSHORE L I	NY	11706
0566	2555 EL CAMINO REAL	CARLSBAD	CA	92008

0568	300 S MAIN ST	MCALLEN	TX	78501
0578	PO BOX 10010	HOLYOKE	MA	01041
0579	4101 E 42ND ST	ODESSA	TX	79762
0581	800 S JAMES CAMPBELL BLVD	COLUMBIA	TN	38401
0582	5001 MONROE ST	TOLEDO	OH	43623
0588	300 HWY 78 E	JASPER	AL	35501
0601	3700 S MERIDIAN ST	PUYALLUP	WA	98373
0607	1100 S DEWEY ST	NORTH PLATTE	NE	69101
0608	814 US HWY 62-65 N STE 27	HARRISON	AR	72601
0611	6002 SLIDE RD-PO BOX 68611	LUBBOCK	TX	79414
0617	1801 NW HWY 19	CRYSTAL RIVER	FL	34428
0620	1700 W INTL SPEEDWAY BLVD	DAYTONA BEACH	FL	32114
0631	6301 NW LOOP 410	SAN ANTONIO	TX	78238
0634	3040 PLAZA BONITA RD	NATIONAL CITY	CA	91950
0635	5900 DURAND AVE	RACINE	WI	53406
0643	4600 BAY RD	SAGINAW	MI	48604
0644	3301 DILLON DR	PUEBLO	CO	81008
0647	3315 N RIDGE RD E STE 100	ASHTABULA	OH	44004
0651	PR RD 2 KM 81.9 CARRIZALES	HATILLO	PR	00659
0652	2200 W WAR MEMORIAL DR STE 997	PEORIA	IL	61613
0654	3541 MASONIC DR	ALEXANDRIA	LA	71301
0656	1200 10TH AVE S	GREAT FALLS	MT	59405
0658	5300 SAN DARIO	LAREDO	TX	78041
0660	201 W US 20	MICHIGAN CITY	IN	46360
0663	3929 MCCAIN BLVD STE 500	NORTH LITTLE ROCK	AR	72116
0666	2005 N 14TH ST STE 141	PONCA CITY	OK	74601
0671	3199 N WHITE SANDS	ALAMOGORDO	NM	88310
0680	51027 HWY 6	GLENWOOD SPRINGS	CO	81601
0681	2101 FT HENRY DR	KINGSPORT	TN	37664
0687	3700 ATLANTA HWY	ATHENS	GA	30606
0688	2600 BEACH BLVD	BILOXI	MS	39531
0689	2427 US HWY 90 W STE 10	LAKE CITY	FL	32055
0691	484 SUN VALLEY MALL	CONCORD	CA	94520
0695	700 HAYWOOD RD	GREENVILLE	SC	29607
0696	1249 SOUTHCENTER MALL	TUKWILA	WA	98188
0699	1169 GLENDALE GALLERIA	GLENDALE	CA	91210
0700	500 QUAKER BRIDGE MALL	TRENTON	NJ	08648
0702	8401 GATEWAY BLVD W	EL PASO	TX	79925
0703	408 MITCHELL ST	PETOSKEY	MI	49770
0704	4651 27TH ST	MOLINE	IL	61265
0708	1800 PIPESTONE RD	BENTON HARBOR	MI	49022
0709	3115 E COLONIAL DR	ORLANDO	FL	32803
0712	3111 MIDWESTERN PKWY	WICHITA FALLS	TX	76308
0718	310 TOWNE CTR CIR	SANFORD	FL	32771
0731	3202 OAKVIEW DR	OMAHA	NE	68144
0733	800 S CAMINO DEL RIO	DURANGO	CO	81301
0738	925 WASHINGTON AVE	DETROIT LAKES	MN	56501
0739	2150 NORTHWOODS BLVD UNIT E100	N CHARLESTON	SC	29406
0744	300 VALLEY RIVER CTR	EUGENE	OR	97401
0766	331 BRANDON TOWN CENTER MALL	BRANDON	FL	33511
0767	4316 MILAN RD	SANDUSKY	OH	44870

0768	3300 CHAMBERS RD STE 5090	HORSEHEADS	NY	14845
0769	2190 IDAHO ST	ELKO	NV	89801
0778	1408 N PARHAM RD	RICHMOND	VA	23229
0779	6000 FLORENCE MALL	FLORENCE	KY	41042
0780	1718 E BLVD	KOKOMO	IN	46902
0781	4101 S YALE AVE	TULSA	OK	74135
0782	10401 US HWY 441 STE 2001	LEESBURG	FL	34788
0784	3649 ERIE BLVD E STE 2	DE WITT	NY	13214
0786	7900 GOVERNOR RITCHIE HWY	GLEN BURNIE	MD	21061
0794	3500 OLEANDER DR	WILMINGTON	NC	28403
0797	816 WALNUT SQUARE BLVD STE D	DALTON	GA	30721
0808	3187 N MAIN ST	ANDERSON	SC	29621
0809	1903 PARK AVE	MUSCATINE	IA	52761
0814	625 BLACK LAKE BLVD	OLYMPIA	WA	98502
0816	606 CHRISTIANA MALL	NEWARK	DE	19702
0819	500 BRIARWOOD CIR	ANN ARBOR	MI	48108
0830	PO BOX 2008	LAUREL	MS	39442
0834	2000 N POINT CIR	ALPHARETTA	GA	30022
0835	117-19 E MAIN ST	SIDNEY	MT	59270
0838	810 W PARK AVE	GREENWOOD	MS	38930
0852	701 LYNN HAVEN PKWY	VIRGINIA BEACH	VA	23452
0863	680 CITADEL DR E	COLORADO SPRINGS	CO	80909
0864	3661 EISENHOWER PKWY STE 6	MACON	GA	31206
0870	730 MEYERLAND PLAZA MALL	HOUSTON	TX	77096
0880	2471 FOOTHILL BLVD	ROCK SPRINGS	WY	82901
0881	7700 E KELLOGG DR	WICHITA	KS	67207
0882	2415 SAGAMORE PKWY S 52	LAFAYETTE	IN	47905
0890	194 MAIN ST	STURBRIDGE	MA	01566
0891	135 E TOWNE MALL	MADISON	WI	53704
0895	150 PEARL NIX PKWY	GAINESVILLE	GA	30501
0899	639 STILLWATER AVE	BANGOR	ME	04401
0902	1201 HOOPER AVE STE B	TOMS RIVER	NJ	08753
0907	8201 S TAMIAMI TRAIL	SARASOTA	FL	34238
0909	1620 E 10TH ST STE 100	ROANOKE RAPIDS	NC	27870
0910	4129 E WILDER RD	BAY CITY	MI	48706
0911	800 N 98TH ST	OMAHA	NE	68114
0914	1170 INDIANA AVE	ST MARYS	OH	45885
0916	PO BOX 8709	CAROLINA	PR	00988
0920	200 W PARK MALL	CAPE GIRARDEAU	MO	63703
0921	2231 S MISSION RD	MT PLEASANT	MI	48858
0924	160 N GULPH RD STE 5000	KING OF PRUSSIA	PA	19406
0933	300 WESTFARMS MALL	FARMINGTON	CT	06032
0950	711 SECOND AVE NW	CULLMAN	AL	35055
0951	1365 N DUPONT HWY STE 5000	DOVER	DE	19901
0952	630 OLD COUNTRY RD UNIT A2	GARDEN CITY	NY	11530
0954	234 N MAIN ST	SHERIDAN	WY	82801
0955	6420 S PACIFIC BLVD	HUNTINGTON PARK	CA	90255
0965	1845 N WEST AVE	EL DORADO	AR	71730
0972	220 GOLF MILL CTR	NILES	IL	60714
0982	7777 EASTPOINT MALL	BALTIMORE	MD	21224
0993	2418 SW MILITARY DR	SAN ANTONIO	TX	78224

0995	MERCER MALL BOX 7106	BLUEFIELD	WV	24701
0996	4401 S BROADWAY	TYLER	TX	75703
1002	4348 ELECTRIC RD	ROANOKE	VA	24018
1012	75 MAVERICK ST RT 1A	ROCKLAND	ME	04841
1020	1671 W LACEY BLVD	HANFORD	CA	93230
1024	236 E 5TH ST N	BURLEY	ID	83318
1028	315 E SECOND ST	CALEXICO	CA	92231
1031	220 ENNIS LN	TOWANDA	PA	18848
1033	3000 DUNN AVE UNIT 25	JACKSONVILLE	FL	32218
1037	3401 DALE RD	MODESTO	CA	95356
1046	2201 S INTERSTATE 35 E STE D	DENTON	TX	76205
1048	200 SIDNEY BAKER ST S (HWY 16)	KERRVILLE	TX	78028
1049	4 FOX VALLEY CTR	AURORA	IL	60504
1052	220 W MARIPOSA RD	NOGALES	AZ	85621
1056	3701 S MAIN ST (US 33)	ELKHART	IN	46517
1058	1386 E COURT ST	SEGUIN	TX	78155
1064	324 E SAN ANTONIO ST	EL PASO	TX	79901
1067	1904 E 9TH ST	WINFIELD	KS	67156
1068	202 E CENTENNIAL DR	PITTSBURG	KS	66762
1071	2000 BRITTAIN RD STE 600	AKRON	OH	44310
1076	1060 HWY 15 S	HUTCHINSON	MN	55350
1081	1780 GALLERIA BLVD	FRANKLIN	TN	37067
1086	619 N PERKINS RD	STILLWATER	OK	74075
1091	1401 PAUL BUNYAN DR NW STE 2	BEMIDJI	MN	56601
1101	715 E EXPRESSWAY 83	WESLACO	TX	78596
1106	1950 PRAIRIE CENTER PKWY	BRIGHTON	CO	80601
1111	13320 MONTFORT ST 3RD FL	DALLAS	TX	75240
1116	1744 E CARL ALBERT PKWY	MCALESTER	OK	74501
1122	2501 W MEMORIAL RD	OKLAHOMA CITY	OK	73134
1128	2520 GULF FWY S	LEAGUE CITY	TX	77573
1130	3501 E BROADWAY	TUCSON	AZ	85716
1134	80 VIEWMONT MALL	SCRANTON	PA	18508
1135	3409 CANDLERS MOUNTAIN RD	LYNCHBURG	VA	24502
1140	4541 S LABURNUM AVE	RICHMOND	VA	23231
1141	1651 STATE HWY 1 S	GREENVILLE	MS	38701
1142	951 W PACHECO BLVD	LOS BANOS	CA	93635
1143	428 N STATE HWY 19	PALATKA	FL	32177
1148	300 MARY ESTHER BLVD	MARY ESTHER	FL	32569
1150	STATE HWY 35 AND 36	EATONTOWN	NJ	07724
1152	2500 MILTON AVE	JANESVILLE	WI	53545
1153	2601 CENTRAL AVE	DODGE CITY	KS	67801
1155	1300 E PINECREST DR	MARSHALL	TX	75670
1156	4915 CLAREMONT AVE	STOCKTON	CA	95207
1158	1501 E MAIN	ALICE	TX	78332
1159	350 JOHN R JUNKIN DR	NATCHEZ	MS	39120
1161	5256 ROUTE 30	GREENSBURG	PA	15601
1163	1375 US 127 S	FRANKFORT	KY	40601
1164	2800 S COLUMBIA RD	GRAND FORKS	ND	58201
1165	1826-19TH AVE	LEWISTON	ID	83501
1166	18900 MICHIGAN AVE (US 12)	DEARBORN	MI	48126
1168	14200 E ALAMEDA AVE	AURORA	CO	80012

1170	700 QUINTARD DR STE 100	OXFORD	AL	36203
1180	260 WAYNE TOWNE CTR	WAYNE	NJ	07470
1188	2825 S GLENSTONE AVE STE 200	SPRINGFIELD	MO	65804
1190	175 YORKTOWN S/C	LOMBARD	IL	60148
1192	600 SUNRISE MALL	MASSAPEQUA L I	NY	11758
1195	95 N MOORLAND RD	BROOKFIELD	WI	53005
1198	1500 KANSAS AVE	GREAT BEND	KS	67530
1206	6100 SUNRISE BLVD	CITRUS HTS	CA	95610
1208	1122 N UNIVERSITY DR	NACOGDOCHES	TX	75961
1210	3700 STATE RD 16	LA CROSSE	WI	54601
1212	3075 CLAIRTON RD STE 100	WEST MIFFLIN	PA	15123
1217	23 WEST TOWNE MALL	MADISON	WI	53719
1220	2060 CROSSROADS BLVD STE 189	WATERLOO	IA	50702
1223	24200 LAGUNA HILLS MALL	LAGUNA HILLS	CA	92653
1226	400 PARK CITY S/C	LANCASTER	PA	17601
1228	2500 S CENTER ST	MARSHALLTOWN	IA	50158
1229	280 HILLCREST DR W	THOUSAND OAKS	CA	91360
1238	802 HARDEE RD	KINSTON	NC	28504
1240	504 N ADAMS ST	CARROLL	IA	51401
1241	100 NORTHRIDGE MALL	SALINAS	CA	93906
1248	4150 S HWY 27	SOMERSET	KY	42501
1250	757 E LEWIS & CLRK PKY STE 701	CLARKSVILLE	IN	47129
1255	2724 EASTLAND MALL	COLUMBUS	OH	43232
1256	1321 N COLUMBIA CTR BLVD # 100	KENNEWICK	WA	99336
1262	50 HAMPTON VILLAGE PLAZA	ST LOUIS	MO	63109
1270	3939 S CARSON ST	CARSON CITY	NV	89701
1274	591 BROADWAY	CHULA VISTA	CA	91910
1288	2200 N MAPLE AVE	RAPID CITY	SD	57701
1292	133 N MAIN ST STE 3	ST ALBANS	VT	05478
1296	2918 VINE ST STE 2001	HAYS	KS	67601
1306	35000 W WARREN RD	WESTLAND	MI	48185
1308	5000 SHELBYVILLE RD	LOUISVILLE	KY	40207
1313	100 HWY 332 W STE 1260	LAKE JACKSON	TX	77566
1315	718 NORTHSIDE DR E STE 25	STATESBORO	GA	30458
1319	1530 COSHOCTON AVE	MT VERNON	OH	43050
1320	3320 SILAS CREEK PKWY STE 460	WINSTON-SALEM	NC	27103
1321	777 E MERRITT ISL CSWY STE 210	MERRITT ISLAND	FL	32952
1322	1560 HOUSTONVILLE RD STE 301	DANVILLE	KY	40422
1323	5100 GREAT NORTHERN MALL	N OLMSTED	OH	44070
1324	1118 JAMES AVE	BEDFORD	IN	47421
1327	100 FOUR SEASONS TOWN CTR	GREENSBORO	NC	27407
1330	5488 S PADRE ISLAND DR STE4000	CORPUS CHRISTI	TX	78411
1336	2175 LINCOLN ST	RHINELANDER	WI	54501
1337	100 STONEWOOD ST	DOWNEY	CA	90241
1339	101 RANGE LINE STE 250A	JOPLIN	MO	64801
1340	1240 HICKORY POINT MALL	FORSYTH	IL	62535
1348	3560 LAMAR AVE HWY 82	PARIS	TX	75460
1351	3100 SW COLLEGE RD	OCALA	FL	34474
1352	700 W 14 MILE RD	TROY	MI	48083
1360	7201 N KENDALL DR	MIAMI	FL	33156
1362	1600 A MILLER TRUNK HWY	DULUTH	MN	55811

1368	7507 W CERMAK RD	NORTH RIVERSIDE	IL	60546
1373	100 S COUNTY CENTER WAY	ST LOUIS	MO	63129
1377	607 N BERKELEY BLVD	GOLDSBORO	NC	27534
1385	201 S MAIN ST	BISHOP	CA	93514
1388	205 N ORCHARD AVE	UKIAH	CA	95482
1389	11801 W 95TH ST	OVERLAND PARK	KS	66214
1392	250 PLAINFIELD RD UNIT 202	WEST LEBANON	NH	03784
1393	4257 N MAYO TRAIL	PIKEVILLE	KY	41501
1398	23000 EUREKA RD STE A3	TAYLOR	MI	48180
1399	1700 MARKET LANE	NORFOLK	NE	68701
1405	12421 WAYZATA BLVD	MINNETONKA	MN	55305
1413	3601 S 2700 W	SALT LAKE CITY	UT	84119
1417	400 S BALDWIN AVE	ARCADIA	CA	91007
1419	1900 GREEN OAKS RD	FORT WORTH	TX	76116
1420	3849 S DELSEA DR	VINELAND	NJ	08360
1431	2101 BROADWAY	YANKTON	SD	57078
1432	14300 LAKESIDE CIR	STERLING HTS	MI	48313
1433	1890 SOUTHLAKE MALL	MERRILLVILLE	IN	46410
1443	245 ST CLAIR SQ	FAIRVIEW HGTS	IL	62208
1445	1 SANGERTOWN SQ STE 55	NEW HARTFORD	NY	13413
1451	3340 MALL LOOP DR SPACE 2	JOLIET	IL	60431
1455	1850 APPLE BLOSSOM DR	WINCHESTER	VA	22601
1462	6699 SPRINGFIELD MALL	SPRINGFIELD	VA	22150
1467	5500 BUCKEYSTOWN PIKE	FREDERICK	MD	21703
1475	27001 US HWY 19 N	CLEARWATER	FL	33761
1480	4510 E CACTUS RD	PHOENIX	AZ	85032
1481	201 WESTSHORE PLAZA	TAMPA	FL	33609
1487	1129 N BALDWIN AVE STE 200	MARION	IN	46952
1489	5522 SHAFFER RD STE 09	DU BOIS	PA	15801
1493	100 FRANKLIN ST UNIT F	WESTERLY	RI	02891
1503	1925 E MARKET ST	HARRISONBURG	VA	22801
1505	1203 PLAZA DR	WEST COVINA	CA	91790
1509	800 CODDINGTOWN CTR	SANTA ROSA	CA	95401
1510	1303 NIAGARA FALLS BLVD	AMHERST	NY	14226
1512	1228 MAIN ST	DELANO	CA	93215
1514	303 301 BLVD W STE 701	BRADENTON	FL	34205
1529	755 STATE RT 18 STE 600	E BRUNSWICK	NJ	08816
1531	2300 E LINCOLN HWY	LANGHORNE	PA	19047
1535	101 CLEARVIEW CIRCLE	BUTLER	PA	16001
1539	555 W GRAND AVE STE M-1	WISCONSIN RAPIDS	WI	54495
1542	7601 S CICERO AVE	CHICAGO	IL	60652
1543	3203 BROADWAY	QUINCY	IL	62301
1559	2400 EDGEWOOD RD SW	CEDAR RAPIDS	IA	52404
1572	6000 S HANNUM AVE	CULVER CITY	CA	90230
1580	3225 28TH ST SE	GRAND RAPIDS	MI	49512
1587	550 S GEAR AVE	W BURLINGTON	IA	52655
1589	3575 MAPLE AVE	ZANESVILLE	OH	43701
1590	4600 W KELLOGG RD	WICHITA	KS	67209
1591	22 CLIFTON COUNTRY RD STE 2	CLIFTON PARK	NY	12065
1603	4217 SIX FORKS RD STE 100	RALEIGH	NC	27609
1612	1551 VALLEY WEST DR	W DES MOINES	IA	50266

1614	5100 MONTCLAIR PLAZA LANE	MONTCLAIR	CA	91763
1618	25 MIRACLE MILE DR	ROCHESTER	NY	14623
1623	27150 NOVI RD	NOVI	MI	48377
1628	1607 3RD AVE W	DICKINSON	ND	58601
1635	1826 S MAIN ST	MARYVILLE	MO	64468
1650	301 COX CREEK PKWY (RT 133)	FLORENCE	AL	35630
1674	PO BOX 4220	BARBOURSVILLE	WV	25504
1679	110 E MAIN ST	CUT BANK	MT	59427
1693	1400 N TURNER ST	HOBBS	NM	88240
1698	5000 FREDERICA ST	OWENSBORO	KY	42301
1704	4803 OUTER LOOP RD	LOUISVILLE	KY	40219
1717	115 TIMES SQ MALL	MT VERNON	IL	62864
1722	840 MILL CREEK MALL	ERIE	PA	16565
1736	1649 E BROAD ST	STATESVILLE	NC	28625
1738	1051 GREEN ACRES MALL	VALLEY STREAM L I	NY	11581
1749	2400 RICHMOND RD STE 61	TEXARKANA	TX	75503
1751	205 W BLACKSTOCK RD STE 8	SPARTANBURG	SC	29301
1761	502 GARDEN STATE PLAZA	PARAMUS	NJ	07652
1775	850 KIRKWOOD MALL	BISMARCK	ND	58504
1778	2200 N TUSTIN ST	ORANGE	CA	92865
1779	300 STROUD MALL	STROUDSBURG	PA	18360
1781	2115 W ROOSEVELT BLVD	MONROE	NC	28110
1783	1224 E TIPTON ST	SEYMOUR	IN	47274
1786	1701 MACFARLAND BLVD E	TUSCALOOSA	AL	35404
1787	1500 CANTON RD	AKRON	OH	44312
1794	4400 MEADOWS LANE	LAS VEGAS	NV	89107
1800	265 PINE AVE	SNOHOMISH	WA	98290
1811	21840 S HAWTHORNE BLVD	TORRANCE	CA	90503
1816	7850 MENTOR AVE STE 930	MENTOR	OH	44060
1823	8900 NE VANCOUVER MALL DR	VANCOUVER	WA	98662
1829	1442 US HWY 45 N	COLUMBUS	MS	39705
1831	3202 ARTIC BLVD	ANCHORAGE	AK	99503
1832	3236 KIRKWOOD HWY	WILMINGTON	DE	19808
1842	2115 S MOONEY BLVD	VISALIA	CA	93277
1844	340 SOUTHLAND MALL	HAYWARD	CA	94545
1845	305 LIBERTY ST NE	SALEM	OR	97301
1847	1200 E BROAD AVE	ROCKINGHAM	NC	28379
1853	4300 TUSCARAWAS ST W	CANTON	OH	44708
1858	1075 N BRIDGE ST	CHILLICOTHE	OH	45601
1859	2400 ELIDA RD	LIMA	OH	45805
1860	4199 NATIONAL RD E	RICHMOND	IN	47374
1862	4125 CLEVELAND AVE STE 903	FORT MYERS	FL	33901
1865	1501 WARD BLVD STE 300	WILSON	NC	27893
1867	117 S 25TH ST STE 1	FORT DODGE	IA	50501
1868	420 HUCK FINN S/C	HANNIBAL	MO	63401
1869	8200 PERRY HALL BLVD	BALTIMORE	MD	21236
1870	3702 FREDERICK AVE STE 7	ST JOSEPH	MO	64506
1871	1321 S BROADWAY	SANTA MARIA	CA	93454
1874	4101 W DIVISION ST	ST CLOUD	MN	56301
1876	1603 E EMPIRE ST	BLOOMINGTON	IL	61701
1880	1050 E 23RD ST	FREMONT	NE	68025

1886	1300 N MILLER ST	WENATCHEE	WA	98801
1891	3015 HWY 29 S	ALEXANDRIA	MN	56308
1899	4621 EASTGATE BLVD	CINCINNATI	OH	45245
1900	714 GREENVILLE BLVD	GREENVILLE	NC	27858
1902	4500 MIDWAY MALL	ELYRIA	OH	44035
1908	2910 N ELM ST	LUMBERTON	NC	28358
1911	90 LEE JACKSON HWY STE 1268	STAUNTON	VA	24401
1917	880 N MILITARY HWY	NORFOLK	VA	23502
1919	3100 M L KING JR BLVD STE 29	NEW BERN	NC	28562
1923	2230 EASTRIDGE LOOP	SAN JOSE	CA	95122
1924	900 EASTWOOD MALL	NILES	OH	44446
1927	PO BOX 6002	VIENNA	WV	26105
1928	4000 FT CAMPBELL BLVD	HOPKINSVILLE	KY	42240
1930	2400 ROOSEVELT RD	MARINETTE	WI	54143
1932	555 E SHAW AVE	FRESNO	CA	93710
1934	1350 N MAIN ST	LOGAN	UT	84341
1935	2825 W MAIN ST STE C	BOZEMAN	MT	59718
1936	7401 MARKET ST	BOARDMAN	OH	44512
1937	990 W 41ST ST	HIBBING	MN	55746
1939	7000 TYRONE SQ	ST PETERSBURG	FL	33710
1940	5350 S 76TH ST	GREENDALE	WI	53129
1942	90 W COUNTY CTR	DES PERES	MO	63131
1943	1105 MELBOURNE DR	HURST	TX	76053
1944	700 BROADWAY AVE E STE 1	MATTOON	IL	61938
1945	2625 SCOTTSVILLE RD STE 40	BOWLING GREEN	KY	42104
1948	3 WOODFIELD MALL	SCHAUMBURG	IL	60173
1950	6987 FRIARS RD	SAN DIEGO	CA	92108
1951	3401 DONNELL DR	FORESTVILLE	MD	20747
1953	1655 W 49TH ST STE 1200	HIALEAH	FL	33012
1955	1 SUSQUEHANNA VALLEY MALL DR	SELINSGROVE	PA	17870
1956	8000 W BROWARD BLVD STE 900	PLANTATION	FL	33388
1957	200 SOUTHDALE CTR	EDINA	MN	55435
1958	6455 EASTEX FRWY	BEAUMONT	TX	77706
1959	1122 EL CAMINO REAL	SAN BRUNO	CA	94066
1960	3605 GALLERIA AT TYLER	RIVERSIDE	CA	92503
1961	5111 ROGERS AVE	FORT SMITH	AR	72903
1962	4840 BRIARCLIFF RD NE	ATLANTA	GA	30345
1963	320 W KIMBERLY RD STE 409	DAVENPORT	IA	52806
1965	1000 RIVERGATE PKWY STE 3	GOODLETTSVILLE	TN	37072
1968	34 WYOMING VALLEY MALL	WILKES BARRE	PA	18702
1970	1475 UPPER VALLEY PIKE	SPRINGFIELD	OH	45504
1971	4545 TRANSIT RD	WILLIAMSVILLE	NY	14221
1972	4201 COLDWATER RD	FORT WAYNE	IN	46805
1975	301 NORTHGATE MALL	CHATTANOOGA	TN	37415
1976	2400 10TH ST SW	MINOT	ND	58701
1977	1500 APALACHEE PKWY	TALLAHASSEE	FL	32301
1979	3535 S LINDEN RD	FLINT	MI	48507
1980	6501 N GRAPE RD	MISHAWAKA	IN	46545
1981	2901 BROOKS ST	MISSOULA	MT	59801
1982	6580 S WESTNEDGE AVE	PORTAGE	MI	49024
1983	428 WOODBRIDGE CTR DR	WOODBRIDGE	NJ	07095

1985	550 CENTER ST	AUBURN	ME	04210
1987	2400 N COLUMBIA ST (US 441N)	MILLEDGEVILLE	GA	31061
1989	6000 SUNSET MALL	SAN ANGELO	TX	76904
1991	99 BENNINGTON SQ	BENNINGTON	VT	05201
1992	320 BYPASS 72 NW STE A	GREENWOOD	SC	29649
1993	2011 N ROAN ST	JOHNSON CITY	TN	37601
1994	3902 13TH AVE SW STE 200	FARGO	ND	58103
1995	503 E IVES ST STE 200	MARSHFIELD	WI	54449
1997	40 BATAVIA CITY CTR	BATAVIA	NY	14020
1998	4600 N US HWY 89	FLAGSTAFF	AZ	86004
2006	3600 COUNTRY CLUB DR STOP 4	JEFFERSON CITY	MO	65109
2008	2 FREEDOM MALL	ROME	NY	13440
2010	7900 DAY DR	PARMA	OH	44129
2011	18601 33RD AVE W	LYNNWOOD	WA	98037
2015	626 BOLL WEEVIL CIR	ENTERPRISE	AL	36330
2018	200 SW C AVE	LAWTON	OK	73501
2020	1930 S LOOP 256	PALESTINE	TX	75801
2021	6001 W WACO DR	WACO	TX	76710
2022	367 RUSSELL ST STE A	HADLEY	MA	01035
2024	1639 E RIO RD	CHARLOTTESVILLE	VA	22901
2025	800 N GREEN RIVER RD	EVANSVILLE	IN	47715
2029	901 S BOONE ST	ABERDEEN	WA	98520
2034	105 CROSSROADS MALL	MT HOPE	WV	25880
2036	4511 N MIDKIFF RD	MIDLAND	TX	79705
2038	1180 BLOWING ROCK RD	BOONE	NC	28607
2039	1410 SPARTA ST	MCMINNVILLE	TN	37110
2040	2901 S CAPITOL OF TEXAS HWY	AUSTIN	TX	78746
2042	400 SPOTSYLVANIA MALL	FREDERICKSBURG	VA	22407
2043	STATE HWY M-26	HOUGHTON	MI	49931
2044	2334 OAKLAND AVE STE 8	INDIANA	PA	15701
2045	2400 8TH AVE SW STE A1	JAMESTOWN	ND	58401
2046	1615 N HARRISON AVE	PIERRE	SD	57501
2047	2121 US HWY 1 S STE A	ST AUGUSTINE	FL	32086
2048	901 11TH AVE SW STE 34	SPENCER	IA	51301
2049	126 JACKSON ST	STERLING	CO	80751
2051	120 WASHINGTON AVE EXT STE 40	ALBANY	NY	12203
2052	22631 RT 68 STE 10	CLARION	PA	16214
2055	821 N CENTRAL EXPWY	PLANO	TX	75075
2058	1400 DELL RANGE BLVD	CHEYENNE	WY	82009
2059	5801 BECKLEY RD	BATTLE CREEK	MI	49015
2060	7804 ABERCORN ST	SAVANNAH	GA	31406
2062	101 WASHINGTON ST	WAUSAU	WI	54403
2063	RT 23 (RD 2)	ONEONTA	NY	13820
2064	4501 CENTRAL AVE STE 103	HOT SPRINGS NAT PK	AR	71913
2065	5304 W SAGINAW ST	LANSING	MI	48917
2066	1982 W GRAND RIVER AVE STE 135	OKEMOS	MI	48864
2067	1860 W MICHIGAN AVE	JACKSON	MI	49202
2068	1800 FOUR SEASONS BLVD	HENDERSONVILLE	NC	28792
2069	8001 S ORANGE BLOSSOM STE 700	ORLANDO	FL	32809
2071	19525 BISCAYNE BLVD	AVENTURA	FL	33180
2074	1910 WELLS RD	ORANGE PARK	FL	32073

2076	2338 US 23 S	ALPENA	MI	49707
2079	325 PIEDMONT DR	DANVILLE	VA	24540
2080	4601 E MAIN ST	FARMINGTON	NM	87402
2083	401 LEE ST E	CHARLESTON	WV	25301
2085	1500 N RIVERSIDE AVE	MEDFORD	OR	97501
2086	5101 HINKLEVILLE RD STE 800	PADUCAH	KY	42001
2089	905 N 12TH ST STE 10	MIDDLESBORO	KY	40965
2091	700 MAINE MALL RD	SOUTH PORTLAND	ME	04106
2092	1700 W NEW HAVEN AVE	MELBOURNE	FL	32904
2093	700 TELSHOR BLVD STE 2000	LAS CRUCES	NM	88011
2096	72900 HWY 111	PALM DESERT	CA	92260
2098	101 FOOTHILLS MALL	MARYVILLE	TN	37801
2099	2320 E 17TH ST	IDAHO FALLS	ID	83404
2100	1111 JACKSON AVE W	OXFORD	MS	38655
2101	1300 ULSTER AVE MALL STE 210	KINGSTON	NY	12401
2102	1695 ANNAPOLIS MALL	ANNAPOLIS	MD	21401
2103	455 S BIBB ST	EAGLE PASS	TX	78852
2104	7925 FM 1960 RD STE 7000	HOUSTON	TX	77070
2105	6834 WESLEY ST STE C	GREENVILLE	TX	75402
2108	2000 SAN JACINTO MALL	BAYTOWN	TX	77521
2109	300 BELLEVUE SQ	BELLEVUE	WA	98004
2110	2100 S W S YOUNG DR STE 2000	KILLEEN	TX	76543
2115	2000 MARTIN LUTHER KING JR BLV	PANAMA CITY	FL	32405
2119	922 RIVER FALLS ST	ANDALUSIA	AL	36420
2121	4125 W OWEN K GARRIOTT RD	ENID	OK	73703
2122	2500 W STATE ST STE 118	ALLIANCE	OH	44601
2123	2950 E TEXAS AVE	BOSSIER CITY	LA	71111
2124	3035 KNOXVILLE CENTER DR STE O	KNOXVILLE	TN	37924
2125	3505 PEMBERTON SQ BLVD STE B	VICKSBURG	MS	39180
2130	10177 N KINGS HWY	MYRTLE BEACH	SC	29572
2131	5901 UNIVERSITY DR	HUNTSVILLE	AL	35806
2132	2076 9TH ST N	NAPLES	FL	34102
2135	4501 N MAIN ST STE 9	ROSWELL	NM	88201
2136	1600 11TH AVE	HELENA	MT	59601
2137	3100 HWY 365	PORT ARTHUR	TX	77642
2138	850 HARTFORD PIKE UNIT C	WATERFORD	CT	06385
2139	9303 W ATLANTIC BLVD	CORAL SPRINGS	FL	33071
2140	2006 S EXPY 83	HARLINGEN	TX	78552
2143	2230 S MARKET ST	BRENHAM	TX	77833
2144	555 JOHN F KENNEDY RD	DUBUQUE	IA	52002
2147	1605 SOUTH FIRST STREET	WILLMAR	MN	56201
2152	2390 CHESTNUT ST	ORANGEBURG	SC	29115
2153	1041 SPRING LANE	SANFORD	NC	27330
2157	100 S FEDERAL AVE STE 118A	MASON CITY	IA	50401
2158	810 S CASS ST	CORINTH	MS	38834
2159	801 N CONGRESS AVE	BOYNTON BEACH	FL	33426
2160	5453 W 88TH AVE	WESTMINSTER	CO	80031
2163	200 RIVER OAKS DR	CALUMET CITY	IL	60409
2165	120 N DARTMOUTH MALL	NORTH DARTMOUTH	MA	02747
2166	1810 FORT JONES RD	YREKA	CA	96097
2168	1200 E COUNTY LINE RD	RIDGELAND	MS	39157

2169	7701 W I-40 STE 600	AMARILLO	TX	79121
2171	290 E VIA RANCHO PKWY	ESCONDIDO	CA	92025
2172	1600 TOWN CENTER DR	MONTEBELLO	CA	90640
2173	ONE MALL BLVD	BRUNSWICK	GA	31525
2175	4761 PECANLAND MALL DR	MONROE	LA	71203
2176	101 MANHATTAN CTR	MANHATTAN	KS	66502
2177	4832 VALLEY VIEW BLVD NW	ROANOKE	VA	24012
2178	8106 N NAVARRO ST	VICTORIA	TX	77904
2183	12335 JAMES ST	HOLLAND	MI	49424
2184	1500 HARVEY RD	COLLEGE STATION	TX	77840
2185	4301 W WISCONSIN AVE	APPLETON	WI	54913
2188	60 ELM PLAZA	WATERVILLE	ME	04901
2189	300 A AVE W	OSKALOOSA	IA	52577
2190	224 N LOGAN BLVD	BURNHAM	PA	17009
2192	1500 E 11TH ST STE 1000	HUTCHINSON	KS	67501
2196	201 S WASHINGTON ST	OWOSSO	MI	48867
2197	2302 E KANSAS AVE	GARDEN CITY	KS	67846
2198	2206 S BALTIMORE ST	KIRKSVILLE	MO	63501
2203	1700 NORMAN DR	VALDOSTA	GA	31601
2204	1704 N DIXIE HWY	ELIZABETHTOWN	KY	42701
2207	2813 N PRINCE ST	CLOVIS	NM	88101
2209	2501 MING AVE	BAKERSFIELD	CA	93304
2210	1600 INDUSTRIAL RD	EMPORIA	KS	66801
2211	2350 SE WASHINGTON BLVD	BARTLESVILLE	OK	74006
2213	301 N POPLAR	SEARCY	AR	72143
2217	3140 VIRGINIA AVE	CONNERSVILLE	IN	47331
2218	2300 RIVERCHASE GALLERIA	HOOVER	AL	35244
2219	150 NORTHSHORE BLVD	SLIDELL	LA	70460
2220	2700 LAKE RD	DYERSBURG	TN	38024
2223	1801 N MAIN ST STE 14	MITCHELL	SD	57301
2224	2 FINANCIAL PLAZA STE 100	HUNTSVILLE	TX	77340
2225	1500 N CLINTON ST	DEFIANCE	OH	43512
2229	PO BOX 29526	SANTA FE	NM	87592
2231	311 JACKSONVILLE MALL	JACKSONVILLE	NC	28546
2232	5065 MAIN ST	TRUMBULL	CT	06611
2233	6945 US 322	CRANBERRY	PA	16319
2237	6931 S MEMORIAL DR	TULSA	OK	74133
2238	1513 N KANSAS AVE	LIBERAL	KS	67901
2239	2259 S 9TH ST	SALINA	KS	67401
2240	201 SKYLINE DR STE 7	CONWAY	AR	72032
2241	20 N MAIN ST	KALISPELL	MT	59901
2243	300 BONNER MALL WAY STE 60	PONDERAY	ID	83852
2244	1019 S WASHINGTON ST	NORTH ATTLEBORO	MA	02760
2246	2001 SOUTH RD (RT 9)	POUGHKEEPSIE	NY	12601
2247	310 DANIEL WEBSTER HWY STE 103	NASHUA	NH	03060
2250	50 FOX RUN RD STE 35	NEWINGTON	NH	03801
2251	1935 JAKE ALEXANDER BLVD W	SALISBURY	NC	28147
2256	7 BACKUS AVE	DANBURY	CT	06810
2257	2701 DAVID H MCLEOD BLVD	FLORENCE	SC	29501
2258	3450 WRIGHTSBORO RD	AUGUSTA	GA	30909
2259	1100 WESLEYAN BLVD	ROCKY MOUNT	NC	27804

2262	301 N LINCOLN RD STE 100	ESCANABA	MI	49829
2263	1006 ROSS PARK MALL DR	PITTSBURGH	PA	15237
2265	2901 PINES MALL DR STE A	PINE BLUFF	AR	71601
2266	2080 GREELEY MALL	GREELEY	CO	80631
2270	771 S 30TH ST	HEATH	OH	43056
2271	1635 OXFORD ST	WORTHINGTON	MN	56187
2272	160 TYLER RD	RED WING	MN	55066
2274	2801 GUTHRIE HWY STE 500	CLARKSVILLE	TN	37040
2275	1615 POLE LINE RD E	TWIN FALLS	ID	83301
2276	1260 GIBSON RD	WOODLAND	CA	95776
2279	4901 N KICKAPOO AVE STE 4000	SHAWNEE	OK	74804
2281	1724 VETERANS BLVD	MCCOMB	MS	39648
2282	1600 RIVER VALLEY CIR N	LANCASTER	OH	43130
2283	600 RANDOLPH MALL	ASHEBORO	NC	27203
2284	2301 W WORLEY	COLUMBIA	MO	65203
2286	21017 SALMON RUN MALL LOOP E	WATERTOWN	NY	13601
2287	4405 BLACK HORSE PIKE	MAYS LANDING	NJ	08330
2288	501 N MAIN ST STE 118	MUSKOGEE	OK	74401
2290	6 SOUTHPARK MALL	COLONIAL HTS	VA	23834
2294	1480 CONCORD PKWY N	CONCORD	NC	28025
2296	814 NC 24 27 BYP E	ALBEMARLE	NC	28001
2297	10 MALL DR W	JERSEY CITY	NJ	07310
2298	311 THREE RIVERS DR	KELSO	WA	98626
2299	2874 FRONTAGE RD	WARSAW	IN	46580
2300	415 NEW RIVER RD	CHRISTIANSBURG	VA	24073
2303	1970 US HWY 70 SE	HICKORY	NC	28602
2304	1821 SW WANAMAKER RD	TOPEKA	KS	66604
2305	2550 E MORRIS BLVD	MORRISTOWN	TN	37813
2309	3382 NW FEDERAL HWY	JENSEN BEACH	FL	34957
2311	1600 N JACKSON ST	TULLAHOMA	TN	37388
2312	300 N MILWAUKEE ST	BOISE	ID	83704
2313	60 SMITHFIELD BLVD	PLATTSBURGH	NY	12901
2316	2601 DAWSON RD	ALBANY	GA	31707
2317	400 MILL AVE SE STE C2	NEW PHILADELPHIA	OH	44663
2320	8501 W BOWLES AVE	LITTLETON	CO	80123
2322	1858 SERVICE DR	WINONA	MN	55987
2324	435 E CLIFTY DR	MADISON	IN	47250
2326	732 FREEMAN LANE	GRASS VALLEY	CA	95949
2327	10 BELLIS FAIR PKWY	BELLINGHAM	WA	98226
2329	800-50 NEW LOUDON RD	LATHAM	NY	12110
2331	1800 TIFFIN AVE	FINDLAY	OH	45840
2332	655 CHESHIRE RD	LANESBOROUGH	MA	01237
2333	225 COLUMBIA MALL DR	BLOOMSBURG	PA	17815
2334	3020 US HWY 41 W	MARQUETTE	MI	49855
2338	6000 TOWN EAST MALL	MESQUITE	TX	75150
2339	1015 W WILL ROGERS	CLAREMORE	OK	74017
2341	63455 N HWY 97 STE 93	BEND	OR	97701
2342	282 BERLIN MALL RD UNIT 19	BERLIN	VT	05602
2343	987 E ASH ST	PIQUA	OH	45356
2344	1007 N PINE ST	DERIDDER	LA	70634
2345	480 MAYBERRY MALL	MOUNT AIRY	NC	27030

2346	3 S TUNNEL RD	ASHEVILLE	NC	28805
2347	1441 TAMIAMI TRAIL	PORT CHARLOTTE	FL	33948
2348	2252 25TH ST	COLUMBUS	IN	47201
2349	3300 S AIRPORT RD W	TRAVERSE CITY	MI	49684
2353	PO BOX 1070	SILVERDALE	WA	98383
2354	2010 YAKIMA VALLEY HWY J-1	SUNNYSIDE	WA	98944
2356	1414 SOUTHERN HILLS CTR	WEST PLAINS	MO	65775
2357	1350 PILGRIM LN	PLYMOUTH	IN	46563
2358	1810 S WEST AVE	FREEPORT	IL	61032
2361	2308 N SALISBURY BLVD	SALISBURY	MD	21801
2364	3 WALDEN GALLERIA DR	CHEEKTOWAGA	NY	14225
2367	6000 MAHONING AVE	YOUNGSTOWN	OH	44515
2368	200 W HANLEY AVE	COEUR D ALENE	ID	83815
2369	3501 W MAIN ST	NORMAN	OK	73072
2370	4200 PORTSMOUTH BLVD	CHESAPEAKE	VA	23321
2372	328 ROBERT SMALLS PKWY	BEAUFORT	SC	29906
2373	1752 W REELFOOT AVE	UNION CITY	TN	38261
2374	1750 E RED CLIFFS DR	ST GEORGE	UT	84790
2375	150 RICHLAND SQ	RICHLAND CENTER	WI	53581
2376	2 STRATFORD SQ MALL	BLOOMINGDALE	IL	60108
2381	300 GREENVILLE W DR STE 1	GREENVILLE	MI	48838
2382	1550 N MITCHELL ST	CADILLAC	MI	49601
2385	1199 COLUSA AVE	YUBA CITY	CA	95991
2386	9560 MALL RD	MORGANTOWN	WV	26501
2388	1131 W RANCHO VISTA BLVD	PALMDALE	CA	93551
2389	2899 WHITEFORD RD STE 286	YORK	PA	17402
2390	1353 TUSCULUM BLVD	GREENEVILLE	TN	37745
2391	300 CASCADE MALL DR	BURLINGTON	WA	98233
2392	1600 N STATE RT 50	BOURBONNAIS	IL	60914
2395	3315 6TH AVE SE	ABERDEEN	SD	57401
2396	3225 STATE RT 364 STE 165	CANANDAIGUA	NY	14424
2397	1200 HWY 22-PHILLIPSBURG MALL	PHILLIPSBURG	NJ	08865
2398	900 COMMONS DR STE 900	DOTHAN	AL	36303
2399	975 AVE HOSTOS STE 320	MAYAGUEZ	PR	00680
2400	1001 BARNES CROSSING RD STE300	TUPELO	MS	38804
2410	2401 S STEMMONS FWY STE 4000	LEWISVILLE	TX	75067
2411	2350 MIRACLE MILE RD #270	BULLHEAD CITY	AZ	86442
2414	355 FLETCHER PKWY	EL CAJON	CA	92020
2415	15083 US 19 S	THOMASVILLE	GA	31792
2416	270 LOUDON RD	CONCORD	NH	03301
2417	1105 WALNUT ST	CARY	NC	27511
2418	3800 US HWY 98 N STE 200	LAKELAND	FL	33809
2419	6525 E SOUTHERN AVE	MESA	AZ	85206
2420	9409 US HWY 19 STE 301	PORT RICHEY	FL	34668
2422	10125 HWY 17 BYP UNIT G7	MURRELLS INLET	SC	29576
2423	780 NW GARDEN VLY BLVD STE 160	ROSEBURG	OR	97471
2424	2441 WHISKEY RD	AIKEN	SC	29803
2425	2900 W WASHINGTON ST STE 92	STEPHENVILLE	TX	76401
2427	278 BLACK GOLD BLVD	HAZARD	KY	41701
2428	4400 24TH AVE	FORT GRATIOT	MI	48059
2430	10308 SOUTHSIDE BLVD	JACKSONVILLE	FL	32256

2431	1100-B HWY 260	COTTONWOOD	AZ	86326
2433	11017 CAROLINA PLACE PKWY	PINEVILLE	NC	28134
2434	6600 MENAUL BLVD NE STE 600	ALBUQUERQUE	NM	87110
2436	475 S ST LOUIS ST	BATESVILLE	AR	72501
2437	128 WOODLAWN DR	SHAWANO	WI	54166
2438	1110 N QUINCY AVE	OTTUMWA	IA	52501
2439	1000 MALL RUN RD	UNIONTOWN	PA	15401
2440	300 LYCOMING MALL CIR STE 2043	PENNSDALE	PA	17756
2441	2901 E COLLEGE AVE STE 800	STATE COLLEGE	PA	16801
2442	4481 S WHITE MOUNTAIN RD STE 5	SHOW LOW	AZ	85901
2443	PO BOX 6110	WALDORF	MD	20603
2445	6840 EASTMAN AVE	MIDLAND	MI	48642
2447	864 HWY 12 W	STARKVILLE	MS	39759
2449	399 CAMPBELLSVILLE BYPASS	CAMPBELLSVILLE	KY	42718
2452	300 MOUNT BERRY SQ NE	ROME	GA	30161
2453	6 MCKINLEY MALL	BLASDELL	NY	14219
2456	11401 PINES BLVD	PEMBROKE PINES	FL	33026
2457	9559 DESTINY USA DR	SYRACUSE	NY	13290
2458	1601 S BROAD	SCOTTSBORO	AL	35768
2460	STATE RT 37-ST LAWRENCE CENTRE	MASSENA	NY	13662
2463	140 MARSH AVE	STATEN ISLAND	NY	10314
2464	1201 BOSTON POST RD	MILFORD	CT	06460
2467	1695 ARDEN WAY	SACRAMENTO	CA	95815
2470	413 MARKET SQ DR	MAYSVILLE	KY	41056
2472	839 3RD AVE	JASPER	IN	47546
2474	510 GATE CITY HWY SPACE 360	BRISTOL	VA	24201
2477	3710 HWY 9	FREEHOLD	NJ	07728
2478	1603 NW 107TH AVE	MIAMI	FL	33172
2480	22450 TOWN CIR	MORENO VALLEY	CA	92553
2482	5725 JOHNSTON ST	LAFAYETTE	LA	70503
2484	4730 N DIVISION ST	SPOKANE	WA	99207
2485	560 GALLERIA DR	JOHNSTOWN	PA	15904
2486	5580 GOODS LN STE 2031	ALTOONA	PA	16602
2488	ONE N GALLERIA DR	MIDDLETOWN	NY	10941
2490	231 GREECE RIDGE CTR DR	GREECE	NY	14626
2491	6 GALLERIA MALL DR	TAUNTON	MA	02780
2494	200 PAUL HUFF PKWY NW STE 44	CLEVELAND	TN	37312
2495	1850 ADAMS ST STE 2	MANKATO	MN	56001
2496	500 NEWPARK MALL	NEWARK	CA	94560
2498	2727 FAIRFIELD COMMONS BLVD	DAYTON	OH	45431
2503	1201 E MAIN	CARBONDALE	IL	62901
2505	1201 S DIRKSEN PKWY	SPRINGFIELD	IL	62703
2506	2900 E LINCOLN WAY	STERLING	IL	61081
2507	312 W PRIEN LAKE RD	LAKE CHARLES	LA	70601
2521	9100 N SKYVIEW AVE	KANSAS CITY	MO	64154
2522	9056 N 121ST EAST AVE	OWASSO	OK	74055
2523	215 CREEKSIDE WAY	NEW BRAUNFELS	TX	78130
2524	2421 CRANBERRY HWY STE 290	WAREHAM	MA	02571
2526	7352 GLORY RD	BAXTER	MN	56425
2527	500 WINCHESTER AVE	ASHLAND	KY	41101
2529	11534 PARKSIDE DR	FARRAGUT	TN	37934

2530	1301 CENTER RD	AVON	OH	44011
2534	501 C M FAGAN DR	HAMMOND	LA	70403
2613	1932 E 20TH ST	CHICO	CA	95928
2614	1710 S MAIN ST	BELLEFONTAINE	OH	43311
2615	230 LAUREL MALL	HAZLETON	PA	18202
2616	2940 WATSON BLVD	CENTERVILLE	GA	31028
2617	7600 KINGSTON PIKE STE 900	KNOXVILLE	TN	37919
2619	10101 BROOK RD STE 800	GLEN ALLEN	VA	23059
2620	515 S WESTWOOD	POPLAR BLUFF	MO	63901
2622	2301 DEL PRADO BLVD STE 700	CAPE CORAL	FL	33990
2624	3401 NICHOLASVILLE RD STE 116	LEXINGTON	KY	40503
2625	4370 I-75 BUSINESS SPUR	SAULT STE MARIE	MI	49783
2626	1312 W SUNSET RD	HENDERSON	NV	89014
2629	1050 S BISHOP AVE	ROLLA	MO	65401
2631	58000 TWENTY-NINE PALMS HWY	YUCCA VALLEY	CA	92284
2632	4 MID RIVERS MALL	ST PETERS	MO	63376
2633	3507 MANCHESTER EXPWY STE E	COLUMBUS	GA	31909
2646	4021 BURBANK RD	WOOSTER	OH	44691
2647	210 ANDOVER ST	PEABODY	MA	01960
2648	400 BREA MALL	BREA	CA	92821
2649	400 WESTMINSTER MALL	WESTMINSTER	CA	92683
2650	1050 LAYTON HILLS MALL	LAYTON	UT	84041
2651	68 GATEWAY MALL	LINCOLN	NE	68505
2653	4770 GOLF RD	EAU CLAIRE	WI	54701
2654	100 COMMERCIAL RD UNIT 180	LEOMINSTER	MA	01453
2655	90 W 5TH ST	DOUGLAS	AZ	85607
2656	3 DIAMOND RUN MALL	RUTLAND	VT	05701
2657	939 NE D ST	GRANTS PASS	OR	97526
2660	20505 S DIXIE HWY	MIAMI	FL	33189
2661	4 HAWTHORN CTR	VERNON HILLS	IL	60061
2662	578 AVIATION RD STE 3	QUEENSBURY	NY	12804
2663	377 S MILLS RD	VENTURA	CA	93003
2671	2180 NE HWY 99 W	MCMINNVILLE	OR	97128
2672	380 N COOPER DR	HENDERSON	NC	27536
2676	1215 S MAIN ST	SIKESTON	MO	63801
2677	9301 TAMPA AVE	NORTHRIDGE	CA	91324
2678	658 RICHLAND MALL	MANSFIELD	OH	44906
2679	525 UNION ST	WATERBURY	CT	06706
2682	1901 NW EXPWY STE 1200	OKLAHOMA CITY	OK	73118
2683	17177 ROYALTON RD BOX 3	STRONGSVILLE	OH	44136
2685	3851 S COOPER ST	ARLINGTON	TX	76015
2686	8358 SUDLEY RD	MANASSAS	VA	20109
2687	651 W WASHINGTON	SEQUIM	WA	98382
2688	3100 HARRISON AVE	BUTTE	MT	59701
2689	2700 MIAMISBURG-CENTERVILLE RD	CENTERVILLE	OH	45459
2690	1000 TURTLE CREEK DR	HATTIESBURG	MS	39402
2692	2422 W KETTLEMAN LANE	LODI	CA	95242
2693	3127 STOCKTON HILL RD	KINGMAN	AZ	86401
2694	1680 BRIARGATE BLVD	COLORADO SPRINGS	CO	80920
2695	16280 DRESDEN AVE SPACE M	E LIVERPOOL	OH	43920
2696	11200 LAKELINE MALL DR	CEDAR PARK	TX	78613

2697	16529 SOUTHWEST FRWY	SUGARLAND	TX	77479
2698	3100 NAGLEE RD	TRACY	CA	95304
2699	2501 MT HOLLY RD STE 300	BURLINGTON	NJ	08016
2700	5083 TUTTLE CROSSING BLVD	DUBLIN	OH	43016
2702	197 WESTBANK EXPY STE 2	GRETNA	LA	70053
2703	2756 N GERMANTOWN PKWY	MEMPHIS	TN	38133
2704	10000 COORS BYPASS NW	ALBUQUERQUE	NM	87114
2705	501 EAGLE RIDGE DR	LAKE WALES	FL	33859
2706	458 N VIRGINIA AVE	TIFTON	GA	31794
2707	2175 S KOELLER ST	OSHKOSH	WI	54902
2708	573 DONALD LYNCH BLVD	MARLBOROUGH	MA	01752
2709	4201 N SHILOH DR	FAYETTEVILLE	AR	72703
2712	3501 CAPITAL CITY MALL	CAMP HILL	PA	17011
2713	95 STORRS RD	WILLIMANTIC	CT	06226
2715	14659 N US HWY 25 E STE 22	CORBIN	KY	40701
2716	2215 MEMORIAL DR	WAYCROSS	GA	31501
2718	100 BAYCHESTER AVE	BRONX	NY	10475
2719	715 OMACHE DR	OMAK	WA	98841
2720	200 BEAVER VALLEY MALL	MONACA	PA	15061
2721	3159 W BROADWAY	SEDALIA	MO	65301
2722	9409 W COLONIAL DR	OCOEE	FL	34761
2725	3350 E FLORAL AVE	SELMA	CA	93662
2726	1481 WAGNER AVE	GREENVILLE	OH	45331
2728	1111 E TYLER ST STE 127	ATHENS	TX	75751
2729	3311 IOWA ST	LAWRENCE	KS	66046
2730	6200 20TH ST STE 700	VERO BEACH	FL	32966
2731	1409 EHRINGHAUS ST	ELIZABETH CITY	NC	27909
2732	10300 LITTLE PATUXENT PKWY	COLUMBIA	MD	21044
2736	3500 EAST WEST HWY STE 1000	HYATTSVILLE	MD	20782
2738	11160 VEIRS MILL RD	WHEATON	MD	20902
2739	20131 HWY 59N STE 3000	HUMBLE	TX	77338
2740	151 MARYSVILLE TOWNE CTR	MARYSVILLE	WA	98270
2741	318 E FAIRMOUNT AVE	LAKEWOOD	NY	14750
2742	1840 COUNTRYSIDE DR	TURLOCK	CA	95380
2743	1000 BONITA LAKE CIRCLE	MERIDIAN	MS	39301
2744	14730 E INDIANA AVE	SPOKANE	WA	99216
2745	2900 S MAIN ST	RICE LAKE	WI	54868
2748	10400 MILL RUN CIR	OWINGS MILLS	MD	21117
2749	21030 DULLES TOWN CIR	STERLING	VA	20166
2750	PO BOX 5147	GASTONIA	NC	28054
2751	PLAZA LAS AMERICAS S/C	SAN JUAN	PR	00918
2752	1403 PALISADES CTR DR	WEST NYACK	NY	10994
2753	6201 BLUEBONNET BLVD	BATON ROUGE	LA	70836
2754	3055 BLACK GAP RD	CHAMBERSBURG	PA	17202
2755	120 NIBLICK RD	PASO ROBLES	CA	93446
2756	9 SMITH HAVEN MALL	LAKE GROVE L I	NY	11755
2757	8417 S PARK MEADOWS CTR DR	LONE TREE	CO	80124
2758	1471 CORAL RIDGE AVE	CORALVILLE	IA	52241
2760	23415 THREE NOTCH RD STE 2016	CALIFORNIA	MD	20619
2761	11500 MIDLOTHIAN TPKE	RICHMOND	VA	23235
2762	8102 CITRUS PARK TOWN CTR	TAMPA	FL	33625

2763	1201 LAKE WOODLANDS DR STE 500	THE WOODLANDS	TX	77380
2765	219 MARLBORO AVE STE 21	EASTON	MD	21601
2767	1500 S WILLOW ST	MANCHESTER	NH	03103
2768	1500 RT 47 STE 21B	RIO GRANDE	NJ	08242
2769	1512 MILITARY RD	BENTON	AR	72015
2770	1200 TOWNE CENTRE BLVD STE B	PROVO	UT	84601
2773	400 ERNEST W BARRETT PKWY NW	KENNESAW	GA	30144
2775	1750 DEPTFORD CENTER RD STE D	DEPTFORD	NJ	08096
2776	3333 BUFORD DR	BUFORD	GA	30519
2777	381 WEST ST	KEENE	NH	03431
2779	PLAZA PALMA REAL S/C	HUMACAO	PR	00791
2780	200 AVE RAFAEL CORDERO STE 111	CAGUAS	PR	00725
2782	5055 2ND AVE STE 28	KEARNEY	NE	68847
2783	40640 WINCHESTER RD	TEMECULA	CA	92591
2784	6101 CALHOUN MEMOR HWY STE A	EASLEY	SC	29640
2785	3774 RIVERTOWN PRKWY SW	GRANDVILLE	MI	49418
2786	1775 WASHINGTON ST	HANOVER	MA	02339
2788	259 INDIAN MOUND DR	MT STERLING	KY	40353
2789	10308 W FOREST HILL BLVD	WELLINGTON	FL	33414
2790	172 EXTON SQ MALL	EXTON	PA	19341
2795	2607 PRESTON RD	FRISCO	TX	75034
2796	1125 GALLERIA BLVD	ROSEVILLE	CA	95678
2797	100 MALL DR UNIT B	STEUBENVILLE	OH	43952
2799	1611 VIRGINIA AVE STE 605	NORTH BEND	OR	97459
2801	1450 POLARIS PKWY	COLUMBUS	OH	43240
2802	2000 ROBINSON TOWN CTR	PITTSBURGH	PA	15205
2803	2304 E JACKSON ST	MACOMB	IL	61455
2804	8040 MALL PKWY	LITHONIA	GA	30038
2805	6910 FAYETTEVILLE RD STE 600	DURHAM	NC	27713
2806	2370 N EXPWY STE 2000	BROWNSVILLE	TX	78526
2807	5690 HARVEY ST	MUSKEGON	MI	49444
2808	301A S SERVICE RD	BLYTHEVILLE	AR	72315
2809	12300 JEFFERSON AVE STE 500	NEWPORT NEWS	VA	23602
2810	140 S 24TH ST W	BILLINGS	MT	59102
2812	202 E 24TH ST	COLUMBUS	NE	68601
2813	1909 US HWY 421 N	WILKESBORO	NC	28697
2814	92-59 59TH AVE	ELMHURST	NY	11373
2815	3200 GATEWAY BLVD	PRESCOTT	AZ	86303
2816	3351 S DOGWOOD	EL CENTRO	CA	92243
2817	2540 SYCAMORE RD	DE KALB	IL	60115
2819	1627 OPELIKA RD STE 69	AUBURN	AL	36830
2820	6650 DOUGLAS BLVD	DOUGLASVILLE	GA	30135
2821	4340 SERGEANT RD	SIOUX CITY	IA	51106
2822	1600 NE 23RD ST	POMPANO BEACH	FL	33062
2823	12399 S MAINSTREET	RANCHO CUCAMONGA	CA	91739
2824	6620 TOWNE CENTER LOOP STE E	SOUTHAVEN	MS	38671
2825	12550 RIVERDALE BLVD	COON RAPIDS	MN	55448
2826	333 N HWY 67	CEDAR HILL	TX	75104
2827	2611 E MAIN ST	PLAINFIELD	IN	46168
2828	2000 N NEIL ST	CHAMPAIGN	IL	61820
2829	13701 GROVE DR	MAPLE GROVE	MN	55311

2830	7200 E HARRISON AVE	ROCKFORD	IL	61112
2832	1401 GREENBRIER PKWY STE 3000	CHESAPEAKE	VA	23320
2833	6909 N LOOP 1604 E	SAN ANTONIO	TX	78247
2834	69340 HWY 21	COVINGTON	LA	70433
2835	3000 E HIGHLAND DR STE 516	JONESBORO	AR	72401
2837	1375 S YUMA PALMS PKWY	YUMA	AZ	85365
2838	877 NE ALSBURY BLVD	BURLESON	TX	76028
2839	31510 GRATIOT AVE	ROSEVILLE	MI	48066
2840	1236 EASTDALE MALL	MONTGOMERY	AL	36117
2841	2209 VETERANS BLVD	DEL RIO	TX	78840
2842	13333 W MCDOWELL RD	GOODYEAR	AZ	85395
2843	10083 GULF CENTER DR	FORT MYERS	FL	33913
2844	100 BAYBROOK MALL	FRIENDSWOOD	TX	77546
2845	3742 BROOKWALL DR STE 10	AKRON	OH	44333
2846	5050 E RAY RD	PHOENIX	AZ	85044
2847	167 PITTSBURGH MILL CIR	TARENTUM	PA	15084
2848	4485 S GRAND CANYON DR	LAS VEGAS	NV	89147
2849	10000 ALABAMA ST	REDLANDS	CA	92374
2850	28151 STATE RD 56	WESLEY CHAPEL	FL	33543
2852	11800 W BURLEIGH ST	WAUWATOSA	WI	53222
2855	8443 HAVEN AVE	RANCHO CUCAMONGA	CA	91730
2857	120 PENNEY RD	FOREST PARK	GA	30297
2862	3459 PRINCETON RD	HAMILTON	OH	45011
2863	23523 GRAND CIRCLE BLVD	KATY	TX	77449
2864	3001 WHITE BEAR AVE	MAPLEWOOD	MN	55109
2865	8348 TAMARACK VILLAGE	WOODBURY	MN	55125
2866	800 WILLARD DR	ASHWAUBENON	WI	54304
2867	301 OAK SPRING RD	WASHINGTON	PA	15301
2868	401 S MT JULIET RD STE 630	MT JULIET	TN	37122
2869	5060 PINNACLE SQ	BIRMINGHAM	AL	35235
2870	17610 E 39TH ST S	INDEPENDENCE	MO	64055
2871	240 BANKS CROSSING	FAYETTEVILLE	GA	30214
2872	1380 HWY 20 W	MCDONOUGH	GA	30253
2873	304 FORUM DR	COLUMBIA	SC	29229
2874	341 NEWNAN CROSSING BYP	NEWNAN	GA	30265
2875	22500 TOWN CENTER AVE	SPANISH FORT	AL	36527
2876	14658 DELAWARE ST	WESTMINSTER	CO	80023
2877	17710 LA CANTERA PKWY	SAN ANTONIO	TX	78257
2878	4680 HIGH POINTE BLVD	HARRISBURG	PA	17111
2879	2202 BELLVIEW RD	ROGERS	AR	72758
2880	STATE HWY 16 & RT 302	NORTH CONWAY	NH	03860
2881	300 MEMORIAL CITY WAY	HOUSTON	TX	77024
2882	8 PROVIDENCE PLACE	PROVIDENCE	RI	02903
2883	2500 SMITH RANCH RD	PEARLAND	TX	77584
2884	12351 N IH-35	AUSTIN	TX	78753
2885	5120 FAIRMONT PKWY	PASADENA	TX	77505
2888	2100 PLEASANT HILL RD	DULUTH	GA	30096
2889	1727 W BETHANY HOME RD	PHOENIX	AZ	85015
2901	8752 MICHIGAN RD	INDIANAPOLIS	IN	46268
2902	1900 E RIO SALADO PKWY STE 140	TEMPE	AZ	85281
2903	3141 WATERMILL DR	BURLINGTON	NC	27215

2904	9500 S IH-35 STE H	AUSTIN	TX	78748
2905	3001 TEXAS SAGE TRL	FORT WORTH	TX	76177
2906	1720 OLD FORT PKWY	MURFREESBORO	TN	37129
2907	6302 S CENTRAL ST	AURORA	CO	80016
2908	100 COLUMBIANA CIR #102	COLUMBIA	SC	29212
2909	7939 HWY N	DARDENNE PRAIRIE	MO	63368
2910	7751 TOWNE CENTER PKWY	PAPILLION	NE	68046
2911	11552 S DISTRICT DR	SOUTH JORDAN	UT	84095
2912	10904 STADIUM PKWY	KANSAS CITY	KS	66111
2913	5265 S CALLE SANTA CRUZ	TUCSON	AZ	85706
2914	2600 S SHACKLEFORD RD	LITTLE ROCK	AR	72205
2915	135 BOCKMAN DR	FORT COLLINS	CO	80525
2916	400 N UNION ST	OLEAN	NY	14760
2917	955 S HOVER ST	LONGMONT	CO	80501
2918	340 S COLONIAL DR	ALABASTER	AL	35007
2919	2890 N MAIN ST	SANTA ANA	CA	92705
2920	9480 VILLAGE PLACE BLVD	BRIGHTON	MI	48116
2921	5751 LONG PRAIRIE RD	FLOWER MOUND	TX	75028
2922	13900 HOARD DR	NOBLESVILLE	IN	46060
2923	500 MARQUIS PKWY	WILLIAMSBURG	VA	23185
2924	7400 WOODWARD AVE	WOODRIDGE	IL	60517
2925	8201 FLYING CLOUD DR	EDEN PRAIRIE	MN	55344
2926	7451 YOUREE DR	SHREVEPORT	LA	71105
2927	410 PORTERS VALE BLVD	VALPARAISO	IN	46383
2928	1100 OGDEN AVE	MONTGOMERY	IL	60538
2930	1600 ORCHARD GATEWAY BLVD	NORTH AURORA	IL	60542
2931	3100 MAIN ST STE 1000	MAUMEE	OH	43537
2932	3400 RIO GRANDE AVE	MONTROSE	CO	81401
2933	1200 N HAPPY VALLEY RD	NAMPA	ID	83687
2934	151 UNIVERSITY OAKS	ROUND ROCK	TX	78665
2935	2071 COLISEUM DR	HAMPTON	VA	23666
2936	1041 N PROMENADE PKWY	CASA GRANDE	AZ	85194
2937	14659 RAMONA AVE	CHINO	CA	91710
2938	1245 WORCESTER ST	NATICK	MA	01760
2939	7400 SAN PEDRO AVE	SAN ANTONIO	TX	78216
2940	5651 HWY 95 N	LAKE HAVASU CITY	AZ	86404
2941	2400 S SERVICE RD	MOORE	OK	73160
2942	7271 SE 29TH ST	MIDWEST CITY	OK	73110
2943	3675 STONE CREEK BLVD	COLERAIN TOWNSHIP	OH	45251
2944	25646 HWY 290	CYPRESS	TX	77429
2945	2001 W OSCEOLA PKWY	KISSIMMEE	FL	34741
2946	1015 E I 30	ROCKWALL	TX	75087
2948	3065 RT 50	SARATOGA SPRINGS	NY	12866
2949	1441 N HWY 77	WAXAHACHIE	TX	75165
2950	800 S RANDALL RD	ALGONQUIN	IL	60102
2951	2940 COMMERCE DR	JOHNSBURG	IL	60051
2952	4451 PROMENADE WAY	MATTESON	IL	60443
2953	8100 N FLINTLOCK RD	KANSAS CITY	MO	64158
2954	N96W18515 COUNTY LINE RD	MENOMONEE FALLS	WI	53051
2955	4951 SLATTEN RANCH RD	ANTIOCH	CA	94531
2956	550 PINNACLE PL	PRATTVILLE	AL	36066

2957	4185 RIVERDALE RD	RIVERDALE	UT	84405
2959	419 E TRENTON RD	EDINBURG	TX	78539
2960	1950 JOE BATTLE BLVD	EL PASO	TX	79938
2961	3125 LOUISIANA AVE	LAFAYETTE	LA	70501
2962	725 ADAMS DR	WEATHERFORD	TX	76086
2963	1996 MEMORIAL DR STE 1	ST JOHNSBURY	VT	05819
2964	2060 SAM RITTENBERG BLVD	CHARLESTON	SC	29407
2965	3650 NEW CENTER PT	COLORADO SPRINGS	CO	80922
2966	8568 E 49TH AVE	DENVER	CO	80238
2967	50753 WATERSIDE DR	CHESTERFIELD TOWNSHP	MI	48051
2968	24201 BRAZOS TOWN CROSSING	ROSENBERG	TX	77471
2969	610 GRAHAM DR	SHERMAN	TX	75092
2970	5181 PEPPER ST	SPRING HILL	FL	34607
2971	300 TOWN CENTER BLVD	WHITE LAKE TOWNSHIP	MI	48386
2972	43690 FORD RD	CANTON	MI	48187
2973	11325 W LINCOLN HWY	MOKENA	IL	60448
2975	3333 MARKET PLACE DR	COUNCIL BLUFFS	IA	51501
2976	515 CABELA DR	TRIADELPHIA	WV	26059
2977	5886 HIGHWAY 100	WASHINGTON	MO	63090
2978	9365 FIELDS ERTEL RD	CINCINNATI	OH	45249
2979	2345 S HWY 27	CLERMONT	FL	34711
2980	3165 INTERSTATE 45 N	CONROE	TX	77304
2982	301 STACY RD	FAIRVIEW	TX	75069
2983	800 BARNES ST	SAN MARCOS	TX	78666
2984	2037 LANTERN RIDGE DR	RICHMOND	KY	40475
2985	6200 GRANDVIEW PKWY	DAVENPORT	FL	33837
2986	200 MARKET ST	FLOWOOD	MS	39232
2987	1001 RAINBOW DR	GADSDEN	AL	35901
2988	7700 POLO GROUNDS BLVD	MEMPHIS	TN	38125
2989	1800 COASTAL GRAND CIR	MYRTLE BEACH	SC	29577
2990	6901 W 135TH ST	OVERLAND PARK	KS	66223
2991	5335 W LOOP 1604 N	SAN ANTONIO	TX	78253
2992	4190 E COURT ST STE 500	BURTON	MI	48509
2993	798 GRAVOIS BLUFFS BLVD	FENTON	MO	63026
2994	3363 LOWERY PKWY	FULTONDALE	AL	35068
2995	5858 E SAM HOUSTON PKWY N	HOUSTON	TX	77049
2997	206 BLUEFISH DR	PANAMA CITY BEACH	FL	32413
2998	19005 SE MILL PLAIN BLVD	VANCOUVER	WA	98683
2999	1060 PERIMETER DR	MANTECA	CA	95337
9010	6800 VALLEY VIEW AVE	BUENA PARK	CA	90620
9130	5555 SCARBOROUGH BLVD	COLUMBUS	OH	43232
9132	10500 LACKMAN RD	LENEXA	KS	66250
9143	1701 INTERMODAL PKWY	HASLET	TX	76052
9264	700 DARCY PKWY	LATHROP	CA	95330
9273	1701 INTERMODAL PKWY	HASLET	TX	76052
9316	11111 STEAD BLVD	RENO	NV	89506
9363	1701 INTERMODAL PKWY STE 126	HASLET	TX	76052
9396	1701 INTERMODAL PKWY	HASLET	TX	76052
9397	1701 INTERMODAL PKWY STE 101	HASLET	TX	76052
9434	1701 INTERMODAL PKWY	HASLET	TX	76052
9440	1634 SALISBURY RD	STATESVILLE	NC	28677

9441	6800 VALLEY VIEW AVE STE 202	BUENA PARK	CA	90620
9442	1650 S HWY 67	CEDAR HILL	TX	75104
9444	16000 W 107TH ST	LENEXA	KS	66250
9445	2525 PARK CRESCENT DR	COLUMBUS	OH	43232
9446	120 PENNEY RD	FOREST PARK	GA	30297
9449	1361 TOLLAND TPK	MANCHESTER	CT	06041
9450	6800 STATE RD 33 N	LAKELAND	FL	33805
9451	2932 142ND AVE E	SUMNER	WA	98390
9452	11810 W BURLEIGH ST	WAUWATOSA	WI	53222
9454	4000 E HWY 6	SPANISH FORK	UT	84660
9465	700 DARCY PKWY	LATHROP	CA	95330
9466	6800 VALLEY VIEW AVE	BUENA PARK	CA	90620
9467	1701 INTERMODAL PKWY	HASLET	TX	76052
9468	120 PENNEY RD	FOREST PARK	GA	30297
9481	120 PENNEY RD	FOREST PARK	GA	30297
9484	120 PENNEY RD	FOREST PARK	GA	30297
9518	13770 NORTON AVE	CHINO	CA	91710
9553	120 PENNEY RD	FOREST PARK	GA	30297
9554	1339 TOLLAND TPK	MANCHESTER	CT	06041
9559	11800 W BURLEIGH ST	WAUWATOSA	WI	53222
9596	1339 TOLLAND TPK	MANCHESTER	CT	06041
9625	120 PENNEY RD	FOREST PARK	GA	30297
9644	11111 STEAD BLVD	RENO	NV	89506
9774	1634 SALISBURY RD	STATESVILLE	NC	28677

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [            ], 20[    ], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of May 22, 2013 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among J. C. PENNEY CORPORATION, INC., the other Grantors named therein, and GOLDMAN SACHS BANK USA, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in, to and under all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Annex A and Supplements to Schedules accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Annex A and Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [            ], 20[    ].

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT A-1

ANNEX A

TO PLEDGE SUPPLEMENT

Additional Information:

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is bound as debtor within past five (5) years:

Grantor	Description of Agreement

EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INTELLECTUAL PROPERTY

(A) Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

(B) Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C) Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/ (Application Number)	Issue Date/ (Filing Date)

(D) Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

EXHIBIT A-3

(E) Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/ (Serial Number)	Registration Date/ (Filing Date)

(F) Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G) Trade Secret Licenses

II. COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

III. WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party

IV. AIRCRAFT, AIRCRAFT ENGINES AND PROPELLERS

EXHIBIT A-4

SUPPLEMENT TO SCHEDULE 5.4 TO

PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)

EXHIBIT A-5

SUPPLEMENT TO SCHEDULE 5.5

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Location of Equipment and Inventory

EXHIBIT A-6

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [            ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Goldman Sachs Bank USA, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of May 22, 2013 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral

SECTION 2.1 Grant of Security Interest. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Trademark Collateral”):

(a) all United States, and foreign trademarks, trade names, trade dress, Internet domain names, service marks, certification marks, logos, and other source identifiers, whether or not registered;

(b) all registrations and applications therefor including, without limitation, the registrations and applications listed on Schedule A attached hereto;

(c) all extensions or renewals of any of the foregoing;

(d) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing;

(e) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing;

EXHIBIT B-1

(f) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and

(g) all other rights corresponding thereto throughout the world.

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any Excluded Asset, including, without limitation, any “intent-to-use” application for registration of a trademark or service mark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Termination

Upon the payment in full of all Secured Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the cancellation or termination of the Commitments, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Trademark Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments and/or releases and/or reassignments of the Trademark Collateral in the form appropriate for recording in the U.S. Patent and Trademark Office or other applicable Intellectual Property registry where the Collateral Agent’s security interest may have been recorded, to evidence such termination.

SECTION 5. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

EXHIBIT B-2

SECTION 6. Intercreditor Agreement

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement in respect of the Trademark Collateral and the exercise of any right or remedy by the Collateral Agent hereunder in respect of the Trademark Collateral, in each case, with respect to such Trademark Collateral are subject to the limitations and provisions of the Intercreditor Agreement. In the event of any inconsistency between the terms or conditions of this Agreement (other than Section 2) and the terms and conditions of the Intercreditor Agreement, the terms and conditions of the Intercreditor Agreement shall control.

SECTION 7. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT B-3

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this             day of             ,             before me personally appeared             , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of             , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

[NAME OF GRANTOR]

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this             day of             ,             before me personally appeared             , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of             , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

[ADD SIGNATURE BLOCKS AND NOTARY BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT B-4

Accepted and Agreed:

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Authorized Signatory

EXHIBIT B-5

SCHEDULE A

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT B-6

EXHIBIT C

TO PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [            ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Goldman Sachs Bank USA, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of May 22, 2013 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION. 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral

SECTION 2.1. Grant of Security Interest. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Patent Collateral”):

(a)	all United States and foreign patents and certificates of invention, or industrial property designs, and applications for any of the foregoing, including, without limitation, each patent and patent application listed on Schedule A attached hereto;

(b)	all reissues, divisions, continuations, continuations-in-part and extensions thereof;

(c)	all patentable inventions described and claimed therein;

(d)	the right to sue or otherwise recover for any past, present and future infringement or other violation thereof;

(e)	all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and

(f)	all other rights corresponding thereto throughout the world.

EXHIBIT C-1

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything to the contrary, in no event shall the Patent Collateral include or the security interest granted under Section 2.1 hereof attach to any Excluded Assets.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Termination

Upon the payment in full of all Secured Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the cancellation or termination of the Commitments, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Patent Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments and/or releases and/or reassignments of the Patent Collateral in the form appropriate for recording in the U.S. Patent and Trademark Office or other applicable Intellectual Property registry where the Collateral Agent’s security interest may have been recorded, to evidence such termination.

SECTION 5. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 6. Intercreditor Agreement

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement in respect of the Patent Collateral and the exercise of any right or remedy by the Collateral Agent hereunder in respect of the Patent Collateral, in each case, with respect to such Patent Collateral are subject to the limitations and provisions of the Intercreditor Agreement. In the event of any inconsistency between the terms or conditions of this Agreement (other than Section 2) and the terms and conditions of the Intercreditor Agreement, the terms and conditions of the Intercreditor Agreement shall control.

EXHIBIT C-2

SECTION 7. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT C-3

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this             day of             ,             before me personally appeared             , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of             , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

[NAME OF GRANTOR]

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this             day of             ,             before me personally appeared             , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of             , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

[ADD SIGNATURE BLOCKS AND NOTARY BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT C-4

Accepted and Agreed:

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Authorized Signatory

EXHIBIT C-5

SCHEDULE A

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT C-6

EXHIBIT D

TO PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [            ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Goldman Sachs Bank USA, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement dated as of May 22, 2013 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral

SECTION 2.1 Grant of Security Interest. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Copyright Collateral”):

(a)	all United States and foreign copyrights and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered;

(b)	all registrations and applications therefor including, without limitation, the registrations and applications listed on Schedule A attached hereto;

(c)	all extensions and renewals thereof;

(d)	all exclusive Copyright Licenses in respect of registered U.S. copyrights for which such Grantor is the licensee and which are included in the Material Intellectual Property;

(e)	the right to sue or otherwise recover for any past, present and future infringement or other violation of any of the foregoing;

EXHIBIT D-1

(f)	all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto; and

(g)	all other rights corresponding thereto throughout the world.

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything to the contrary, in no event shall the Copyright Collateral include or the security interest granted under Section 2.1 hereof attach to any Excluded Asset.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Termination

Upon the payment in full of all Secured Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the cancellation or termination of the Commitments, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Copyright Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments and/or releases and/or reassignments of Copyright Collateral in the form appropriate for recording in the U.S. Copyright Office or other applicable Intellectual Property registry where the Collateral Agent’s security interest may have been recorded, to evidence such termination.

SECTION 5. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

EXHIBIT D-2

SECTION 6. Intercreditor Agreement

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement in respect of the Copyright Collateral and the exercise of any right or remedy by the Collateral Agent hereunder in respect of the Copyright Collateral, in each case, with respect to such Copyright Collateral are subject to the limitations and provisions of the Intercreditor Agreement. In the event of any inconsistency between the terms or conditions of this Agreement (other than Section 2) and the terms and conditions of the Intercreditor Agreement, the terms and conditions of the Intercreditor Agreement shall control.

SECTION 7. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT D-3

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this             day of             ,             before me personally appeared             , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of             , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

[NAME OF GRANTOR]

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this             day of             ,             before me personally appeared             , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of             , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

[ADD SIGNATURE BLOCKS AND NOTARY BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT D-4

Accepted and Agreed:

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Authorized Signatory

EXHIBIT D-5

SCHEDULE A

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

EXCLUSIVE COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright

EXHIBIT D-6